UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22819

ETFis Series Trust I

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

ETFis Series Trust I

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ETFis Series Trust I

INFRACAP REIT PREFERRED ETF

VIRTUS INFRACAP U.S. PREFERRED STOCK ETF

VIRTUS LIFESCI BIOTECH CLINICAL TRIALS ETF

VIRTUS LIFESCI BIOTECH PRODUCTS ETF

VIRTUS NEWFLEET MULTI-SECTOR BOND ETF

VIRTUS PRIVATE CREDIT STRATEGY ETF

VIRTUS REAL ASSET INCOME ETF

Virtus WMC International Dividend ETF

INFRACAP MLP ETF

ANNUAL REPORT
October 31, 2022

Shareholder Letter (unaudited)

December 2022

To my fellow shareholders of Virtus ETFs:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the ETFis Series Trust I (the “Trust”) for the annual fiscal period ended October 31, 2022.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•InfraCap REIT Preferred ETF (PFFR)

•Virtus InfraCap U.S. Preferred Stock ETF (PFFA)

•Virtus LifeSci Biotech Clinical Trials ETF (BBC)

•Virtus LifeSci Biotech Products ETF (BBP)

•Virtus Newfleet Multi-Sector Bond ETF (NFLT)

•Virtus Private Credit Strategy ETF (VPC)

•Virtus Real Asset Income ETF (VRAI)

•Virtus WMC International Dividend ETF (VWID)

•InfraCap MLP ETF (AMZA)

On behalf of the Adviser and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553. For more information about the funds and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

ETFis Series Trust I

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

October 31, 2022

InfraCap REIT Preferred ETF (PFFR)

Management’s Discussion of Operations

Overview

The InfraCap REIT Preferred ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of an index composed of preferred shares listed on U.S. Exchanges and issued by Real Estate Investment Trusts (“REITs”), as represented by the Indxx REIT Preferred Stock Index (the “Index”). Although the Fund generally intends to replicate the component securities of the Index, the Fund may utilize a representative sampling strategy when a replication strategy might be detrimental to shareholders. The Fund may invest in a representative sample of securities included in the Index that collectively has a profile similar to the Index. If the Fund uses a representative sampling strategy, the Fund may or may not own all of the securities that are included in the Index.

Market Update

In the fiscal year ended October 31, 2022, the Fund’s total return based on market price was -27.51%. The Fund’s total return based on net asset value was -27.70%. The Fund’s benchmark index, the Indxx REIT Preferred Stock Index, returned -27.17% during the same period.

Two of the strongest contributors to the Fund during the period were preferred securities of Annaly Capital Management (“Annaly”) and UMH Properties Inc. (“UMH”). Annaly Capital Management, Inc. is one of the largest mortgage real estate investment trusts in the United States. Annaly has a diversified investment strategy, which includes agency mortgage-backed securities, mortgage servicing rights and residential real estate. UMH is a real estate investment trust that, as of their recent annual report, owns and operates a portfolio of 132 manufactured home communities with approximately 25,000 developed home sites. UMH has a 53-year history of providing quality, affordable housing for the US workforce. As home prices continue to rise and available home inventory continues to shrink, the supply of affordable housing becomes an ever-increasing concern. During the period, Annaly, Series F and UMH D were up 2.00% and 0.70%, respectively.

Two of the detractors from Fund performance during the period were preferred securities of Diversified Healthcare Trust, DHCNI and Vornado Realty Trust, VNO N. These preferred securities of both issuers unperformed preferred securities with higher stated yields. DHCI and VNO N were down -46.70% and -39.20%, respectively.

Preferred shares are fixed income securities, and prices are influenced by changes in long-term interest rates. During the fiscal year, the yield on the 30-year U.S. Treasury bond was 1.63% as of November 1, 2021 and increased 259 basis points to 4.22%, as of October 31, 2022. We believe this sharp increase over the fiscal year is a result of the strong U.S. economy and labor market and continue to believe that the economic impacts of the Covid-19 Pandemic are limited.

Dividend Payment

In the fiscal year ended October 31, 2022, the Fund made monthly dividend payments in the amount of $0.12 per share. While the Fund plans to continue paying monthly dividends, dividends are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period to period. To achieve this objective, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Outlook

We believe REIT preferred securities continue to offer an attractive way to access current market dislocations. Despite the BA.5 variant, economies are continuing to return to normal operations and supportive federal monetary policy and stimulus is winding down. We believe investors can benefit from market rotations by investing in REIT preferreds. As interest rates rise from historically low levels, investors may have difficulty finding higher yielding opportunities. Thus, we believe preferred securities could provide investors with access to attractive yields at discounted prices.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

InfraCap REIT Preferred ETF (continued)

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit Rating	Issue	Issuer
A	0.00%	9.45%
A-	9.33%	0.00%
BBB+	0.00%	5.54%
BBB	5.47%	10.01%
BBB-	7.81%	9.91%
BB+	10.57%	4.44%
BB	1.36%	0.00%
BB-	4.75%	3.66%
B+	0.00%	0.00%
B	0.00%	5.44%
B-	0.00%	0.00%
NR	60.71%	51.55%

Credit quality ratings on underlying securities of the Fund are received from S&P, Moody’s, and Fitch and converted to the equivalent S&P major rating category. This breakdown is provided by Infrastructure Capital Advisors, LLC and takes the median rating of the three agencies when all three agencies rate a security, the lower of the two ratings if only two agencies rate a security, and one rating if that is all that is provided. Unrated securities do not necessarily indicate low quality. A credit rating below investment-grade is represented by a rating of BB and below. Ratings and portfolio credit quality may change over time. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx REIT Preferred Stock Index[1]
1 Year	(27.70)%	(27.51)%	(27.17)%
5 Year	(2.61)%	(2.63)%	(1.58)%
Since Inception[2]	(1.19)%	(1.19)%	(0.22)%

1 The Indxx REIT Preferred Stock Index is a market cap weighted index designed to provide diversified exposure to high yielding liquid preferred securities issued by Real Estate Investment Trusts listed in the U.S. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2017.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

InfraCap REIT Preferred ETF (continued)

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Real Estate Investments: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Interest Rate Risk: The value of preferred securities will generally vary inversely with the direction of prevailing interest rates such that, generally, when interest rates rise, the value of preferred securities can be expected to decline.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Market Volatility: Securities in the Fund may go up or down in response to the prospects of individual companies and general economic conditions. Price changes may be short or long term.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus InfraCap U.S. Preferred Stock ETF (PFFA)

Management’s Discussion of Operations

Overview

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks to provide current income and, secondarily, capital appreciation. Callable preferred securities exhibiting a low or negative yield to call are generally excluded from the portfolio. The Fund may utilize options strategies and leverage to enhance income and total return.

Market Update

In the twelve months ending October 31, 2022, the Fund’s total return based on market price was -19.13%. The Fund’s total return based on net asset value was -19.28%. The Fund’s benchmark index, the S&P U.S. Preferred Stock Index, returned -19.61% during the same period.

For the fiscal year ended October 31, 2022, the Federal Reserve aggressively increased interest rates, geopolitical and inflationary pressures remained elevated and the Ukraine-Russia war persisted. Fixed and equity income investments were subject to volatility and the US stock market traded lower over the period. The negative market and economic effects that resulted from the Covid-19 global pandemic largely subsided during the period. Global economies reopened and social distancing measures were reduced. Rates on 10-year and 30-year U.S. Treasury bonds increased, which put pressure on lower yielding income investments. Cyclical segments of the economy outperformed during the period and benefited from rotational allocations away from the Covid-19 or stay-at-home technology related securities.

Two of the Fund’s strongest contributors during the period were preferred securities of South Jersey Industries (“SJI”) and AES Corporation (“AES”). SJI is a publicly held energy services holding company for a natural gas utility and other, non-regulated companies. Over the period, SJI and the Infrastructure Investments Fund (“IIF”), a private investment vehicle focused on investing in critical infrastructure assets, announced that they have entered into a definitive agreement under which IIF will purchase SJI for $36.00 per share in cash, reflecting an enterprise value of approximately $8.1 billion. As of February 23, 2022, the price represents a 53% premium to SJI’s closing price and a 46% premium to SJI’s 30-day volume-weighted average price. We maintained a strong conviction in our selection of SJI through each market cycle and benefited from this announcement. AES is a Fortune 500 global utility company. It owns and operates power plants, which it uses to generate and sell electricity to end users and intermediaries like utilities and industrial facilities. During the period, SJI’s Series V and AES’s Series C were up 40.45% and 12.65%, respectively.

Two of the Fund’s weaker contributors during the period were preferred securities of Hudson Pacific Properties, Inc. (”Hudson”) and First Republic Bank (“First Republic”). Hudson is a real estate investment trust that owns office buildings, sound stages, and undeveloped rights for additional commercial properties. Hudson acquires, operates, and builds premier office and studio properties in global epicenters for tech and media innovation. First Republic is an American full-service bank and wealth management company, with a focus in serving low-risk, high net worth clientele. Hudson’s HPP C, and First Republic’s FRC M were down, 46.52% and 35.01%, respectively.

The Fund’s portfolio composition emphasizes issuers that own long-lived assets that generate free cash flow. Preferred stocks issued by REITs, Pipelines and Industrials comprised approximately 53.8%, 15.6%, and 13.8% of the Fund’s total assets, respectively, at fiscal year-end. This compares to weightings of approximately 10.8%, 2.2%, and 2.3% in the benchmark index. Such overweighting positively contributed to Fund performance during the period. In addition, at fiscal year-end preferred stocks issued by financial companies only comprised about 6.5% of the Fund’s total assets, while the Fund’s benchmark index was weighted approximately 50.2%. This significant underweighting of financials positively contributed to the Fund’s outperformance during the period.

Approximately 51% of the Fund’s total assets were fixed-to-floating rate preferred stocks at fiscal year-end. This compares to about 25% for the benchmark index. These securities have a fixed rate coupon at issue but become a floating rate security after a specified period of time, typically five or ten years after issuance. This structure provides investors with some protection from a rising interest rate environment while offering a higher current yield than that available on securities with coupon rates that float currently. During the period, this overweighting positively contributed to fund performance.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Dividend Payments

In the fiscal year ended October 31, 2022, the Fund made dividend payments in the amount of $0.160 per share in November and December of 2021, while paying monthly dividend payments in 2022 of $0.1625 per share for the remainder the fiscal year.

The Fund’s dividend policy is reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months. The Fund’s targeted dividend is expected to be covered by its investment company taxable income (which includes ordinary income and long and short-term capital gains less expenses). For the purpose of calculating income available for distribution, some cash payments from REITs or MLPs treated as Return of Capital for tax or GAAP purposes may be included. Expenses include an 80 basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this objective, the Fund may distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

The Fund’s current 30-day SEC yield was 11.09% as of fiscal year end. The Fund’s distribution rate as of fiscal year end was 9.99%.

Use of Leverage

As described in the Fund’s prospectus, the Fund may use leverage to help achieve its current income objective. The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. As of October 31, 2022, The Fund’s leverage was approximately 29% of the Fund’s net asset value. The Fund’s use of leverage negatively impacted Fund performance during the period.

The Fund’s cost of borrowing increased during the fiscal year. The Fund entered into Lending Agreements (each, an “Agreement”) with commercial banks (the “Banks”) that allow the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments in the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. Each Agreement has an on-demand commitment term. As of October 31, 2022, the current cost is daily OBFR plus 1.10%, which resets daily.

Use of Options

As described in the prospectus, the Fund may utilize options strategies to boost the amount of income available to distribute to shareholders. The primary activity is covered call writing, which is focused on a small number of common stocks and ETFs owned by the Fund. However, due to limited use of options during the fiscal year, the option activity did not materially impact the Fund’s performance.

Outlook

We believe that there continue to be opportunities for active managers to select preferred stocks that are inefficiently priced. We place special emphasis on maximizing the Fund’s yield-to-call and believe that avoiding issues that are callable and trading at prices above the call price will assist in achieving that result. We believe many preferred stock investors, especially passive funds, inadvertently ignore the risk of owning issues with a negative yield-to-call.

We believe the market’s uncertainty surrounding the duration and magnitude of rising inflation will be a continued leading theme for the forthcoming fiscal year. We have seen the divergence of performance based on credit ratings as lower-rated, higher-yielding credits have outperformed on correlation to equity markets and higher-rated, lower-yielding credits underperformed on correlation to treasury yields. We expect this trend to continue as inflation remains high (yet falling), fiscal and monetary policies remain tight, and interest rates rise. We believe that high-yield preferred stocks will continue to trade higher under these market conditions, and we look to opportunistically add new issues to maintain an above-average yield-to-call versus the Fund’s benchmark. We remain optimistic on the outlook of the US stock market and believe for the next fiscal year, non-investment grade preferred securities in sectors including, REITs, Utilities, Pipelines and Industrials will outperform the financial sector and investment grade preferred securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus InfraCap U.S. Preferred Stock ETF (continued)

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P U.S. Preferred Stock Index[1]
1 Year	(19.28)%	(19.13)%	(19.61)%
Since Inception[2]	2.47%	2.43%	1.17%

1 The S&P U.S. Preferred Stock Index measures performance of the U.S. preferred stock market. Preferred stocks pay dividends at a specified rate and receive preference over common stocks in terms of dividend payments and liquidation of assets. The index is calculated on a total return basis with dividend reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2May 15, 2018.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus InfraCap U.S. Preferred Stock ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus LifeSci Biotech Clinical Trials ETF (BBC)

The Virtus LifeSci Biotech Clinical Trials ETF (the Fund) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Clinical Trials Index (the Index), which is composed of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development.

For the fiscal year ended October 31, 2022, the Fund’s total return based on market price was -41.70%. The Fund’s total return based on net asset value was -41.66%. The LifeSci Biotechnology Clinical Trials returned -41.76% during the same period.

The top contributors to the Fund’s performance for the fiscal year included Akero Therapeutics, which operates as a biotechnology company. Akero discovers and develops medicines and therapies that seek to treat metabolic diseases by restoring metabolic balance. Another leading contributor was Turning Point Therapeutics, which operated as a clinical-stage structure-based drug design company for the discovery and development of precision medicines for cancer and other diseases. Turning Point was acquired by Bristol Myers Squibb for a premium of approximately 122% per share, and was deleted from the fund on August 18, 2022. Positive contributors also included Inhibrx, which offers biologic therapeutics for people with life-threatening conditions. The company focuses on developing a diverse pipeline of therapeutic candidates.

The top detractors from Fund performance for the fiscal year were Athira Pharma, Chimerix and I-Mab. Athira operates as a biotechnology company and develops small molecules to restore neuronal health and stop the neurodegeneration brought on by diseases such as Alzheimer’s and Parkinson’s. Chimerix, operates as a biopharmaceutical company and develops oral antiviral therapeutics to transform patient care in multiple settings including transplant, oncology, acute care, and global health. Chimerix was sold during the fiscal year because the company no longer fits the Fund’s underlying index’s market capitalization and trading volume criteria. I-Mab operates as a clinical stage biopharmaceutical company and focuses on the discovery, development, and commercialization of novel biologics to treat diseases with significant unmet medical needs, particularly cancers and autoimmune disorders.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Clinical Trials Index[1]	S&P 500® Index[2]
1 Year	(41.66)%	(41.70)%	(41.76)%	(14.61)%
5 Years	(1.16)%	(1.18)%	(0.69)%	10.44%
Since Inception[3]	0.64%	0.63%	1.17%	11.01%

1 The LifeSci Biotechnology Clinical Trials Index is designed to track the performance of U.S.-listed biotechnology stocks with a lead drug in the clinical trial stage of development, typically a Phase 1, Phase 2 or Phase 3 trial, but prior to receiving marketing approval. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus LifeSci Biotech Clinical Trials ETF (continued)

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus LifeSci Biotech Products ETF (BBP)

The Virtus LifeSci Biotech Products ETF (the Fund) seeks to track the investment results, before fees and expenses, of the LifeSci Biotechnology Products Index (the Index), which is composed of U.S.-listed biotechnology stocks with at least one drug therapy approved by the U.S. Food & Drug Administration (FDA) for marketing.

For the fiscal year ended October 31, 2022, the Fund’s total return based on market price was -9.79%; the Fund’s total return based on net asset value was -9.88%. The LifeSci Biotechnology Products Index returned -9.46% for the same period.

Mergers & acquisitions (M&A) were a significant driver of the performance of mid- to large-cap biotechnology stocks during the fiscal year. The top performers for the Fund were Mvoyant Sciences and Global Blood Therapeutics. Both companies were targets of acquisitions during the reporting period. Myovant is a clinical-stage biopharmaceutical company that engages in the development and commercialization of therapies for the treatment of women’s health and endocrine diseases. Sumitomo Pharma announced the acquisition of Myovant on October 23, 2022, a transaction that is expected to be completed in the first quarter of 2023. In another deal in the rare hematology space, Pfizer acquired Global Blood Therapeutics on October 6, 2022, which was a positive contributor to the Fund and a combination with good potential to address significant needs in an underserved therapy.

ChemoCentryx was another top contributor to returns after it agreed to be acquired by Amgen. The biopharmaceutical company focused on orally administered therapeutics to treat autoimmune diseases, inflammatory disorders, and cancer. Immunocore Holdings and Axsome Therapeutics were also leading contributors to Fund performance during the fiscal year.

Detractors from Fund performance for the 12-month period included Bluebird Bio and 2Seventy bio. 2seventy, a spinoff from Bluebird, operates as cell and gene therapy company. It is focused on the research, development, and commercialization of transformative treatments for cancer. ADC Therapeutics, a clinical-stage biotechnology company, also detracted from performance. These stocks were sold during the reporting period.

Radius Health detracted from Fund performance. A consortium led by Gurnet Point Capital acquired the company in August of 2022. Other detractors included Nektar Therapeutics, a research-based biopharmaceutical company that engages in discovering and developing medicines in areas of unmet medical need, and Zai Lab Ltd.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	LifeSci Biotechnology Products Index[1]	S&P 500® Index[2]
1 Year	(9.88)%	(9.79)%	(9.46)%	(14.61)%
5 Years	3.53%	3.52%	4.31%	10.44%
Since Inception[3]	8.46%	8.45%	9.31%	11.01%

1 The LifeSci Biotechnology Products Index is designed to track the performance of U.S.-listed biotechnology stocks with at least one drug therapy approved by the FDA for marketing. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3December 16, 2014.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus LifeSci Biotech Products ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Biotechnology Industry Risk: The Fund’s assets will be concentrated in investments in the securities of issuers engaged primarily in the biotechnology industry. Companies within the biotechnology industry spend heavily on research and development, which may not necessarily lead to commercially successful products in the near or long term. In order to fund operations, these companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all. The biotechnology industry is also subject to significant governmental regulation, and the need for governmental approvals, including, without limitation, FDA approval. The securities of biotechnology companies, especially those of smaller or newer companies, tend to be more volatile than those of companies with larger capitalizations or markets generally.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Newfleet Multi-Sector Bond ETF (NFLT)

The Virtus Newfleet Multi-Sector Bond ETF (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

How did the markets perform during the Fund’s fiscal year ended October 31, 2022?

Central banks embarked on the first meaningful tightening of monetary policy in several years in response to elevated inflation during the fiscal year. Their messaging was consistent: they are focused on fighting high inflation. The monetary backdrop clouded the outlook for global and regional economies, and led to the market anticipating a higher probability of recession. This resulted in negative total returns for most assets. The pandemic remained a global issue, with China’s zero-COVID policy continuing to delay the normalization of supply chains, though there were signs that the rigid policy may be eased. Meanwhile, the war between Russia and Ukraine presented an ongoing economic shock to food and energy prices. These unresolved issues made economic forecasting and modeling a challenge and contributed to a volatile investing environment during the fiscal year.

The Federal Reserve (the Fed) and other major central banks shifted their rhetoric sharply hawkish, indicating that keeping inflation under control is their primary goal, in response to elevated inflation measures. The Fed raised its main policy interest rate 3.00% during the fiscal year, including three jumbo moves of 0.75% each, and indicated its intent to restore price stability. The Fed began to shrink its $8.9 trillion balance sheet, and increased its pace in September of 2022. The European Central Bank (ECB) also joined the inflation fight, raising its policy rate to 2.00% over three meetings, marking the first increases from zero interest rates since 2016. The Bank of Japan appeared to be relatively less concerned about inflation given local economic conditions, but weakness in the yen was challenging that stance.

During the 12-month period, volatility in the fixed income markets increased due to both the more hawkish Fed policy and the Russian invasion of Ukraine. U.S. Treasuries generally outperformed spread sectors (non-governmental fixed income investments) on an excess return basis. Excess return refers to the difference in return – positive or negative – between an individual security and a comparable risk-free asset, in this case a U.S. Treasury with the same duration (interest rate sensitivity). With the spike in U.S. Treasury yields, less interest rate-sensitive sectors such as high yield bank loans, and other shorter-duration asset classes, including asset-backed securities, generally outperformed on a total return basis.

During the 12-month period, the U.S. Treasury yield curve shifted higher, with the largest increase on the front end, resulting in an inverted yield curve. This occurs when the yields on longer-term investments drop below the yields on shorter-term investments with the same risk profile.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended October 31, 2022, the Fund’s total return based on market price was -11.91%. The Fund’s total return based on net asset value was -11.72%. For the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -15.68%.

The Fund’s allocations to high yield bank loans and asset-backed securities, an underweight to corporate high quality securities, and an allocation to non-agency mortgage-backed securities over agency mortgage-backed securities, all had a positive impact on relative performance for the 12-month period. Overall issue selection was positive for the period.

The Fund’s underweight to U.S. Treasury securities had a negative relative impact during the period. The Fund’s allocations to emerging markets high yield and yankee high quality securities also detracted from Fund performance during the period.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Newfleet Multi-Sector Bond ETF (continued)

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg U.S. Aggregate Bond Index[1]
1 Year	(11.72)%	(11.91)%	(15.68)%
5 Years	0.66%	0.72%	(0.54)%
Since Inception[2]	2.24%	2.24%	0.44%

1The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2August 10, 2015.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Newfleet Multi-Sector Bond ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Private Credit Strategy ETF (VPC)

The Virtus Private Credit Strategy ETF (the Fund) seeks to track the investment results, before fees and expenses, of the Indxx Private Credit Index (the Index), which provides passive exposure to U.S.-listed instruments that emphasize private credit, including business development companies (BDCs) and closed-end funds (CEFs).

For the fiscal year ended October 31, 2022, the Fund’s total return based on market price was -13.02%; the Fund’s total return based on net asset value was -12.75%. The Indxx Private Credit Index returned -12.91% during the same period.

The top contributor to Fund performance for the 12-month period was Fidus Investment Corporation. Fidus provides customized mezzanine debt and equity financing solutions to lower middle-market companies in the U.S. The company operates as a BDC and invests in a wide range of industries. Another top performer was Runway Growth Finance, a specialty finance company. Runway focuses on providing senior secured loans to high growth-potential companies in technology, life sciences, health care information and services, business services, select consumer services and products, and other high-growth industries.

Stellus Capital Investment Corp. also made a positive contribution to Fund performance. Stellus, which operates as a BDC, invests in companies located in the U.S. with earnings before interest, taxes, depreciation, and amortization (EBITDA) of $5 to $50 million. The company provides financing in the form of equity, senior secured first lien, unitranche, split lien, and second lien debt financings for buyout transactions.

Top detractors from Fund performance included two CEFs, Nuveen Credit Strategies Income Fund and Oxford Lane Capital Corporation (Oxford Lane). Oxford Lane invests primarily in the debt and equity tranches of collateralized loan obligation (CLO) vehicles. The investment objective of Nuveen Credit Strategies Income Fund is high current income and total return. The Nuveen Credit Strategies Income Fund invests at least 70% of its assets in senior secured and second lien loans, and up to 30% opportunistically over the credit cycle in other types of securities.

Another leading detractor from Fund performance was SLR Investment Corporation (SLR), a BDC that makes investments in the form of senior secured loans, mezzanine loans, and equity securities. SLR invests primarily in senior secured loans of private middle market companies to generate current income, which it distributes to shareholders on a quarterly basis.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Private Credit Index[1]
1 Year	(12.75)%	(13.02)%	(12.91)%
Since Inception[2]	4.00%	3.95%	4.77%

1 The Indxx Private Credit Index is an index of listed business development companies (“BDCs”) and closed end funds (“CEFs”) with a private credit focus. The Index is designed to serve as a broad-based benchmark for long-only investments in private credit. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Private Credit Funds: Private credit funds that invest in closed-end funds and business development companies bear the risk of these underlying assets, including liquidity, industry, currency, valuation and credit risks.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Private Credit Strategy ETF (continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Fund of Funds: Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Closed-End Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Real Asset Income ETF (VRAI)

The Virtus Real Asset Income ETF (the Fund) aims to provide passive exposure to high income-producing real asset securities. The Fund seeks to track the investment results, before fees and expenses, of the Indxx Real Asset Income Index (the Index), which is composed of U.S.-listed “Real Asset” companies. The index provider of the Index considers Real Asset companies to be those that are classified under certain real estate-related industries, such as:

•real estate development and real estate investment trusts (REITs);

•natural resources, including oil, coal, precious metals, steel, agricultural commodities, and forest products; and

•infrastructure, including electric utilities, telecommunications, transportation, and master limited partnerships (MLPs).

For the fiscal year ended October 31, 2022, the Fund’s total return based on market price was -10.24%; the Fund’s total return based on net asset value was -10.25%. The Index returned -10.04% during the same period.

The top contributors to Fund performance for the 12-month period included diversified energy companies, producers of iron and steel, and pipeline companies. Coterra Energy, Inc. (Coterra), a diversified energy company, was a positive contributor. Coterra is an independent oil and gas company engaged in the development, exploration, and production of oil, natural gas, and natural gas liquids. Another top performer was Petroleo Brasileiro. Petroleo explores for and produces oil and natural gas. The company refines, markets, and supplies oil products.

Steel Dynamics, a diversified carbon-steel producer and metals recycler, also made a positive contribution to the Fund’s returns. The company’s operating segments include steel operations, metals recycling and ferrous resources operations, and steel fabrication operations.

The largest detractors from Fund performance for the 12-month period were stocks involved in chemicals, real estate, and horticulture. They included Industrial Logistics Properties Trust, a real estate investment trust that owns and leases industrial and logistics properties. Scotts Miracle-Gro, another detractor from Fund performance, engages in the manufacturing, marketing, and sale of products for lawn and garden care, as well as indoor and hydroponic gardening. Another top detractor was Tronox Holdings, which engages in the mining and inorganic chemical business.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx Real Asset Income Index[1]
1 Year	(10.25)%	(10.24)%	(10.04)%
Since Inception[2]	2.02%	1.99%	2.69%

1 The Indxx Real Asset Income Index tracks the performance of US-listed securities in the Real Asset space (Real Estate, Natural Resources and Infrastructure) emphasizing dividend growth. The Index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2February 7, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus Real Asset Income ETF (continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Natural Resources: A fund that focuses its investments in natural resources companies will be more sensitive to conditions affecting their business or operations.

Infrastructure: A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the Underlying Index may result in the fund holding securities regardless of market conditions or their current or projected performance. This could cause the Fund’s returns to be lower than if the Fund employed an active strategy.

Correlation to Index: The performance of the Fund and its index may vary somewhat due to factors such as Fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus WMC International Dividend ETF (VWID)

The Virtus WMC International Dividend ETF (the “Fund”) is an actively managed ETF designed to generate a higher dividend yield than is generally provided by equity markets in developed ex-U.S. countries, as measured by the MSCI World ex USA Index, over a full market cycle within a framework that attempts to manage portfolio risk.

During the period, the high yielding non-US equities, as measured by the MSCI World ex USA High Dividend Yield Index, posted negative absolute returns but outperformed core equities (as measured by MSCI World ex USA Index, respectively). Certain higher yielding and deeper value stocks, which generally make up a larger portion of the equity income universe, outperformed core indexes during the period. Meanwhile, higher growth stocks including technology companies, which are often underrepresented in the equity income universe as these companies tend to not pay dividends, lagged core equity indexes. This backdrop resulted in the strong relative outperformance of dividend paying stocks relative to core equities during the period.

During the period presented, the Fund’s total return based on market price was -14.30%. The Fund’s total return based on net asset value was -14.03%. The Fund’s benchmark index, the MSCI World ex USA High Dividend Yield Index (Net), returned -11.59% during the same period.

Security selection detracted from relative results during the period. The three largest detractors over this period was the portfolio’s out-of-benchmark position in Evraz PLC (materials), not holding Nutrien Ltd (materials) and an overweight position in Persimmon PLC (consumer discretionary). The underweight position in Enel (utilities), out-of-benchmark position in TotalEnergies (energy), and not holding Tesco (consumer staples), were the largest relative contributors during the period. The shares in Evraz were sold during the reporting period.

Sector allocation, which is a fallout of our portfolio construction process as we look to provide above market yield over time through a broadly diversified portfolio, detracted from results during the period. The Fund’s underweight exposure to the materials sector and overweight exposures to the information technology and the consumer discretionary sectors detracted from relative results during the period. This was partially offset by stronger relative results from overweight exposures to the energy and the industrials sectors, and an underweight exposure to the utilities sector.

From a regional perspective, exposures in the North America, Asia Pacific ex Japan, and United Kingdom detracted from relative results. This was partially offset by exposures in Japan, which contributed to relative performance.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	MSCI World Ex USA High Dividend Yield Index (net)[1]
1 Year	(14.03)%	(14.30)%	(11.59)%
5 Year	2.57%	2.54%	0.36%
Since Inception[2]	2.61%	2.68%	0.28%

1The MSCI World Ex USA High Dividend Yield Index (net) is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 48 Developed Markets (DM) and Emerging Market (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is calculated on a total return basis with net dividends reinvested; it is unmanaged; its returns do not reflect any fees, expenses or sales charges; and it is not available for direct investment.

2October 10, 2017.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

Virtus WMC International Dividend ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Cboe BZX Exchange, Inc. (“Cboe”), ordinarily 4:00 p.m. Eastern time, on each day during which the Cboe is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Dividend Paying Securities: Issuers that have paid regular dividends or distributions may not continue to do so in the future and can fall out of favor with the market, which may cause the portfolio to underperform. Securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may fall.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: Events negatively affecting the fiscal stability of a state, country, or region will cause the value of the Fund’s shares to decrease. Because the Fund concentrates its assets in a state, country, or region, the Fund is more vulnerable to those areas’ financial, economic, or other political developments.

Equity REITs: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

InfraCap MLP ETF (AMZA)

Management’s Discussion of Operations

Overview

InfraCap MLP ETF (the “Fund”) is an actively-managed portfolio of midstream energy master limited partnerships (“MLPs”) and related general partners. The Fund may utilize options strategies and leverage to enhance income and total return.

The Fund focuses on the midstream MLP sector. These companies are typically involved in the production, gathering, transportation, storage, and processing of oil, natural gas, natural gas liquids, and refined products.

Market Update

In the fiscal year ended October 31, 2022, the Fund’s total return based on market price was 33.63%. The Fund’s total return based on net asset value was 33.13%.The Fund’s benchmark index, the Alerian MLP Infrastructure Index, returned 30.31% during same period, while the S&P 500 Index returned -14.61%.

Fiscal year 2022 was relatively supportive for midstream companies. Energy prices remained elevated over the period, and WTI Crude Oil prices were $86.53 as of October 31, 2022.

The return to normal business activity and OPEC+ agreements constraining supply drove oil prices higher and supported MLP stock prices as there is a long-term need for North American oil and gas. Midstream companies benefited from the defensive nature of their business model with fee based contracts and added protections like minimum volume commitments. Many midstream companies have diversified customer bases or significant exposure to investment grade counterparties. During the earnings periods, many management teams remained conservative, continuing to protect their balance sheets with cost saving initiatives and deferring capital spending. Many midstream companies announced actions to strengthen their financial flexibility, including streamlined maintenance capital costs and operating expenses. Cash flows remained stable during the fiscal year, with some MLPs pursuing shareholder friendly actions such as buy-backs, increased distributions or special distributions.

During the period, businesses reopened and the US lifted strict social distancing measures that had been implemented in an effort to slow the spread of Covid-19. Two of the Fund’s stronger performing issuers during the period were Western Midstream Partners LP (“Western Midstream”) and Energy Transfer LP (“Energy Transfer”). Western Midstream is a Delaware master limited partnership formed to acquire, own, develop, and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas, and New Mexico, it is engaged in the business of gathering, compressing, treating, processing, and transporting natural gas; gathering, stabilizing, and transporting condensate, natural-gas liquids, and crude oil; and gathering and disposing of produced water for its customers. In its capacity as a natural gas processor, Western Midstream also buys and sells natural gas, natural-gas liquids, and condensate on behalf of itself and as an agent for its customers under certain contracts. Western Midstream reported better than expected earnings over the period and increased its dividend. Energy Transfer is an American company engaged in natural gas and propane pipeline transport. It is organized under Delaware state laws and headquartered in Dallas, Texas. Energy Transfer has one of the largest diversified portfolios of energy assets in North America that includes leading positions in major producing basins, and offer customers wellhead to water accessibility via a wide range of services to both domestic and international markets. Energy Transfer raised its dividend and revised upward 2023 guidance, with the potential to increase dividends to pre-pandemic levels. During the period, Western Midstream and Energy Transfer were up 44.94% and 44.30%, respectively.

Two of the weaker performing positions during the period were Holly Energy Partners LP (“Holly”) and Genesis Energy LP (“Genesis”). Holly is a Delaware limited partnership formed in early 2004 by HollyFrontier and is headquartered in Dallas, Texas. Holly provides petroleum product and crude oil transportation, storage and throughput services to the petroleum industry, including subsidiaries of HF Sinclair Corporation. Genesis is a publicly traded, master limited partnership head quartered in Houston, Texas. Genesis operate midstream assets in four business segments offshore pipeline transportation, sodium minerals and sulfur services, onshore facilities and transportation, and marine transportation. Holly was up 10.52%, while Genesis was up 11.32% during the period.

During the period, despite an increase in commodity prices, U.S. producers maintained capital discipline and kept their production outlook largely unchanged.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

InfraCap MLP ETF (continued)

Distribution Payments

In the fiscal year ended October 31, 2022, the Fund declared monthly distribution payments in the amount of $0.22 per share. While the Fund plans to continue declaring monthly distributions, distributions are not guaranteed. The Fund seeks to maintain relatively stable monthly distributions although the amount of income earned by the Fund varies from period-to-period. To achieve this objective, the Fund may distribute less than the full amount of income earned during a specific period, preserving income for distribution in future periods. Consequently, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period.

Use of Leverage

The Fund’s policy is to maintain its leverage ratio in a range of 10-35% over the long term. The Fund effectively employed leverage over the fiscal year and made efforts to reduce its leverage during periods of increased volatility. The application of leverage positively contributed to Fund performance during the period. Leverage fluctuated within the targeted range during the fiscal year, consistent with the Fund’s investment objective to seek total return. Leverage represented approximately 28.67% of net assets at year-end, which was near the upper end of the long-term target range. The Fund’s cost of borrowing increased during the fiscal year. The Fund entered into Lending Agreements (each, an “Agreement”) with certain commercial banks (the “Banks”) that allow the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments in the Funds. If a Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. Each Agreement has an on-demand commitment term. As of October 31, 2022, the current cost is daily OBFR plus 1.10%, which resets daily. The yield on the Fund’s benchmark index, the Alerian MLP Infrastructure Index, was 7.28% on November 11, 2022.

Use of Options

The Fund seeks to generate additional income for distribution to investors by writing call and put options. The primary activity is writing “covered” call options on positions held by the Fund. However, due to high volatility within the asset class at times during the period, market conditions for covered call options were unfavorable to Fund performance for parts of the fiscal year and as a result, the Fund’s sub-adviser reduced the frequency of this activity.

During the fiscal year, the Fund’s emphasis was on writing short-duration covered call options, and the average maturity of the option portfolio was less than 18 days. The Fund’s sub-adviser used these option strategies to seek to maximize the capture of premium decay and manage short term risks.

We believe consolidation within the MLP sector enhanced the liquidity in the single-stock options market as larger MLPs typically have more liquid markets for issued options.

Outlook

Midstream MLP companies generally have stable businesses, however, large fluctuations in commodity prices (as witnessed during the Covid-19 pandemic) can have material impacts on their free cash flows. Nonetheless, fee-based contracts utilized in the midstream MLP sector have helped companies protect their cash flow generation. We will continue to monitor rising commodity prices, OPEC+ induced supply shocks, and macroeconomic factors related to infrastructure spending and Federal Reserve policy. Further, we expect US producers to remain disciplined and OPEC+ to slowly increase its output.

We continue to believe that there will be significant asset sales and acquisitions of entire companies over the next year as private equity firms and strategic acquirers take advantage of consolidations in midstream assets. We believe we are positioned to take advantage of M&A activity that we consider likely to occur in the recent future. In addition, we believe proposed increases in corporate taxes will decrease the advantages of MLP C-Corp conversions.

The Fund also maintains positions in large capitalization integrated pipelines and storage companies with stronger contractual protection and visible market demand. We believe these companies are less vulnerable during heightened periods of price volatility and are well positioned to take advantage of opportunities that exist in the current market environment.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

InfraCap MLP ETF (continued)

Despite the macroeconomic concerns, we expect upward price pressure on commodities and $85-105 oil prices in 2023 due to OPEC supply cuts founded on a belief that disciplined U.S. producers will not disrupt the cartel by increasing production. Additionally, OPEC recently announced an additional two million barrels per day of cuts, which should result in one million barrels off the market due to OPEC currently producing below its quota. Atop crude supply issues, demand for U.S. LNG exports has increased substantially in Europe as Russian gas exports have been halted with tensions escalating after an explosion on the Nord Stream pipeline. A key focus in 2022 has been the current energy crisis impacting much of Europe. We also believe companies with pipeline and storage facilities with connectivity to export facilities for NGLs, refined products, and crude will benefit as global demand normalizes post-pandemic. We believe companies with integrated footprints spanning from producing regions to exporting facilities are advantageously positioned with a natural hedge against these upstream and downstream fluctuations.

Based on our evaluation, many management teams of midstream companies continue to maintain disciplined and conservative efforts to protect their balance sheet with cost saving initiatives and cancellations of growth and capital spending. Over the fiscal period, we have seen midstream companies pursue shareholder friendly corporate actions, including share buybacks and dividend increases. We believe these shareholder friendly activities will continue in 2023 as energy prices remain elevated.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

Performance as of 10/31/2022

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Alerian MLP Infrastructure Index[1]	S&P 500® Index[2]
1 Year	33.13%	33.63%	30.31%	(14.61)%
5 Years	(3.04)%	(3.02)%	4.92%	10.44%
Since Inception[3]	(8.66)%	(8.66)%	(2.27)%	10.96%

1 The Alerian MLP Infrastructure Index is a composite of energy infrastructure Master Limited Partnerships (MLPs), whose constituents earn the majority of their cash flow from the transportation, storage, and processing of energy commodities. The index is calculated using a float-adjusted, capitalization-weighted methodology on a total-return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

2 The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

3October 1, 2014.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment returnand principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or lessthan the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deductionof taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-endperformance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-pointof the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Management’s Discussion of Fund Performance (unaudited) (continued)

October 31, 2022

InfraCap MLP ETF (continued)

Interest Rate Risk: As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations, and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Short Sales: The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Portfolio Composition (unaudited)

October 31, 2022

Asset Allocation as of 10/31/2022 (based on net assets)

InfraCap REIT Preferred ETF
Real Estate	67.9%
Financials	31.6%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

Virtus InfraCap U.S. Preferred Stock ETF
Real Estate	34.9%*
Financials	34.4%*
Energy	22.9%
Utilities	12.7%
Industrials	16.8%
Consumer Discretionary	4.1%
Communication Services	3.5%
Health Care	0.1%
Liabilities in Excess of Other Assets	(29.4)%
Total	100.0%

Virtus LifeSci Biotech Clinical Trials ETF
Health Care	98.0%
Materials	0.9%
Money Market Fund	8.0%
Liabilities in Excess of Other Assets	(6.9)%
Total	100.0%

Virtus LifeSci Biotech Products ETF
Health Care	99.0%
Money Market Fund	1.5%
Liabilities in Excess of Other Assets	(0.5)%
Total	100.0%

*Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

Portfolio Composition (unaudited) (continued)

October 31, 2022

Asset Allocation as of 10/31/2022 (based on net assets)

Virtus Newfleet Multi-Sector Bond ETF
Corporate Bonds	27.6%
U.S. Government Securities	14.3%
Foreign Bonds	11.1%
Term Loans	8.3%
Asset Backed Securities	6.4%
Mortgage Backed Securities	6.1%
Municipal Bonds	0.2%
Money Market Fund	11.3%
Other Assets in Excess of Liabilities	14.7%
Total	100.0%

Virtus Private Credit Strategy ETF
Financials	59.0%
Closed-End Funds	38.9%
Money Market Fund	19.4%
Liabilities in Excess of Other Assets	(17.3)%
Total	100.0%

Virtus Real Asset Income ETF
Real Estate	31.6%
Materials	28.2%
Utilities	13.8%
Energy	13.3%
Communication Services	8.2%
Consumer Staples	1.1%
Financials	1.2%
Money Market Fund	7.6%
Liabilities in Excess of Other Assets	(5.0)%
Total	100.0%

*Amount rounds to less than 0.05%.

Portfolio Composition (unaudited) (continued)

October 31, 2022

Asset Allocation as of 10/31/2022 (based on net assets)

Virtus WMC International Dividend ETF
Financials	24.0%
Health Care	12.8%
Materials	12.3%
Consumer Staples	11.7%
Industrials	9.6%
Utilities	8.0%
Communication Services	6.2%
Consumer Discretionary	6.1%
Real Estate	3.1%
Information Technology	2.9%
Energy	2.5%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

InfraCap MLP ETF
Energy	129.2%
Written Options	(0.2)%
Liabilities in Excess of Other Assets	(29.0)%
Total	100.0%

Shareholder Expense Examples (unaudited)

October 31, 2022

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the InfraCap REIT Preferred ETF, Virtus InfraCap U .S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of a Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (May 1, 2022 to October 31, 2022).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
InfraCap REIT Preferred ETF
Actual	$1,000.00	$840.24	0.45%	$2.09
Hypothetical(1)	$1,000.00	$1,022.94	0.45%	$2.29
Virtus InfraCap U.S. Preferred Stock ETF
Actual	$1,000.00	$842.53	0.80%	$3.72
Hypothetical(1)	$1,000.00	$1,021.17	0.80%	$4.08
Virtus LifeSci Biotech Clinical Trials ETF
Actual	$1,000.00	$1,171.50	0.79%	$4.32
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.02
Virtus LifeSci Biotech Products ETF
Actual	$1,000.00	$1,207.06	0.79%	$4.39
Hypothetical(1)	$1,000.00	$1,021.22	0.79%	$4.02
Virtus Newfleet Multi-Sector Bond ETF
Actual	$1,000.00	$942.00	0.49%	$2.40
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
Virtus Private Credit Strategy ETF
Actual	$1,000.00	$902.67	0.75%	$3.60
Hypothetical(1)	$1,000.00	$1,021.42	0.75%	$3.82
Virtus Real Asset Income ETF
Actual	$1,000.00	$863.43	0.55%	$2.58
Hypothetical(1)	$1,000.00	$1,022.43	0.55%	$2.80
Virtus WMC International Dividend ETF
Actual	$1,000.00	$858.09	0.49%	$2.29
Hypothetical(1)	$1,000.00	$1,022.74	0.49%	$2.50
InfraCap MLP ETF
Actual	$1,000.00	$1,169.20	0.95%	$5.19
Hypothetical(1)	$1,000.00	$1,020.42	0.95%	$4.84

1Assuming 5% return before expenses.

2Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

3Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Schedule of Investments — InfraCap REIT Preferred ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 99.5%

Financials — 31.6%
ACRES Commercial Realty Corp., Series C, 8.63%	10,438	$219,302
AG Mortgage Investment Trust, Inc., Series B, 8.00%	8,923	138,663
AG Mortgage Investment Trust, Inc., Series C, 8.00%	14,966	235,718
AGNC Investment Corp., Series C, 9.19%	28,271	667,196
AGNC Investment Corp., Series D, 6.88%	20,426	375,634
AGNC Investment Corp., Series E, 6.50%	34,962	685,255
AGNC Investment Corp., Series F, 6.13%	50,114	932,120
Annaly Capital Management, Inc., Series F, 8.67%	62,602	1,508,082
Annaly Capital Management, Inc., Series G, 6.50%	36,952	755,299
Annaly Capital Management, Inc., Series I, 6.75%	38,474	801,029
Arbor Realty Trust, Inc., Series D, 6.38%	19,998	349,565
Arbor Realty Trust, Inc., Series E, 6.25%	8,816	148,109
Arbor Realty Trust, Inc., Series F, 6.25%	10,721	200,483
ARMOUR Residential REIT, Inc., Series C, 7.00%	14,889	275,447
Chimera Investment Corp., Series A, 8.00%	12,607	230,708
Chimera Investment Corp., Series B, 8.00%	28,258	525,599
Chimera Investment Corp., Series C, 7.75%	22,606	384,302
Chimera Investment Corp., Series D, 8.00%	17,398	311,424
Dynex Capital, Inc., Series C, 6.90%	7,057	145,939
Ellington Financial, Inc., 6.75%	5,709	114,979
Franklin BSP Realty Trust, Inc., Series E, 7.50%	22,463	382,320
Granite Point Mortgage Trust, Inc., Series A, 7.00%	8,818	175,214
Inpoint Commercial Real Estate Income, Inc., Series A, 6.75%	7,825	144,997
Invesco Mortgage Capital, Inc., Series B, 7.75%	9,867	189,446
Invesco Mortgage Capital, Inc., Series C, 7.50%	26,032	471,700
KKR Real Estate Finance Trust, Inc., Series A, 6.50%	28,497	505,822
MFA Financial, Inc., Series B, 7.50%	17,389	307,785
MFA Financial, Inc., Series C, 6.50%	23,910	425,120
New York Mortgage Trust, Inc., Series D, 8.00%	13,303	242,248
New York Mortgage Trust, Inc., Series E, 7.88%	16,060	291,810
New York Mortgage Trust, Inc., Series F, 6.88%	12,431	212,819
PennyMac Mortgage Investment Trust, Series A, 8.13%	9,999	215,478
PennyMac Mortgage Investment Trust, Series B, 8.00%	16,961	364,662
PennyMac Mortgage Investment Trust, Series C, 6.75%	21,745	369,882
Ready Capital Corp., 5.75%	8,618	188,303
Ready Capital Corp., Series E, 6.50%	9,999	181,182
Rithm Capital Corp., Series A, 7.50%	13,498	247,958
Rithm Capital Corp., Series B, 7.13%	24,562	428,361
Rithm Capital Corp., Series C, 6.38%	34,996	564,136
Rithm Capital Corp., Series D, 7.00%	40,430	709,547
TPG RE Finance Trust, Inc., Series C, 6.25%	18,211	303,213
Two Harbors Investment Corp., Series A, 8.13%	12,504	228,823
Two Harbors Investment Corp., Series B, 7.63%	24,997	446,446
Two Harbors Investment Corp., Series C, 7.25%	25,649	467,325
Total Financials		17,069,450

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate — 67.9%
Agree Realty Corp., Series A, 4.25%	33,839	$538,040
American Homes 4 Rent, Series G, 5.88%	22,246	488,967
American Homes 4 Rent, Series H, 6.25%	22,246	499,645
Armada Hoffler Properties, Inc., Series A, 6.75%	23,871	492,697
City Office REIT, Inc., Series A, 6.63%	17,171	333,978
CorEnergy Infrastructure Trust, Inc., Series A, 7.38%	25,056	329,486
DiamondRock Hospitality Co., 8.25%	11,492	281,324
Digital Realty Trust, Inc., Series J, 5.25%	38,673	769,206
Digital Realty Trust, Inc., Series K, 5.85%	40,606	889,271
Digital Realty Trust, Inc., Series L, 5.20%	66,737	1,289,359
DigitalBridge Group, Inc., Series H, 7.13%	43,234	817,555
DigitalBridge Group, Inc., Series I, 7.15%	66,710	1,268,157
DigitalBridge Group, Inc., Series J, 7.13%	60,934	1,133,372
Diversified Healthcare Trust, 5.63%	67,705	826,340
Diversified Healthcare Trust, 6.25%	48,360	617,074
EPR Properties, Series G, 5.75%	29,016	488,920
Federal Realty Investment Trust, Series C, 5.00%	29,016	576,548
Global Net Lease, Inc., Series A, 7.25%	32,869	701,424
Global Net Lease, Inc., Series B, 6.88%	20,953	421,784
Healthcare Trust, Inc., Series A, 7.38%	19,030	405,720
Hersha Hospitality Trust, Series D, 6.50%	57,558	1,083,242
Hersha Hospitality Trust, Series E, 6.50%	19,351	354,317
Hudson Pacific Properties, Inc., Series C, 4.75%	31,544	400,924
Kimco Realty Corp., Series L, 5.13%	43,524	835,226
Kimco Realty Corp., Series M, 5.25%	51,165	1,004,881
National Storage Affiliates Trust, Series A, 6.00%	42,234	913,944
Necessity Retail REIT, Inc., Series A, 7.50%	39,514	785,538
Necessity Retail REIT, Inc., Series C, 7.38%	22,209	445,513
Office Properties Income Trust, 6.38%	31,662	550,602
Pebblebrook Hotel Trust, Series E, 6.38%	15,757	289,929
Pebblebrook Hotel Trust, Series F, 6.30%	29,004	536,574
Pebblebrook Hotel Trust, Series G, 6.38%	44,473	811,188
Pebblebrook Hotel Trust, Series H, 5.70%	48,341	799,560
PS Business Parks, Inc., Series X, 5.25%	44,473	607,946
PS Business Parks, Inc., Series Y, 5.20%	38,673	528,660
PS Business Parks, Inc., Series Z, 4.88%	62,843	791,822
Public Storage, Series F, 5.15%	21,379	449,600
Public Storage, Series G, 5.05%	22,906	473,696
Public Storage, Series H, 5.60%	21,750	496,552
Public Storage, Series I, 4.88%	24,147	474,971
Public Storage, Series J, 4.70%	19,747	372,626
Public Storage, Series K, 4.75%	17,553	345,092
Public Storage, Series L, 4.63%	43,119	802,013
Public Storage, Series N, 3.88%	21,559	335,674
Public Storage, Series O, 3.90%	12,974	204,859
Public Storage, Series P, 4.00%	46,095	750,427
Public Storage, Series Q, 3.95%	10,975	175,271
Public Storage, Series R, 4.00%	9,671	155,606
SITE Centers Corp., Series A, 6.38%	33,839	678,810
SL Green Realty Corp., Series I, 6.50%	12,472	243,204

Schedule of Investments — InfraCap REIT Preferred ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Spirit Realty Capital, Inc., Series A, 6.00%	33,369	$715,765
Summit Hotel Properties, Inc., Series E, 6.25%	30,938	561,215
Summit Hotel Properties, Inc., Series F, 5.88%	12,264	222,592
Sunstone Hotel Investors, Inc., Series H, 6.13%	22,246	424,231
Sunstone Hotel Investors, Inc., Series I, 5.70%	19,336	344,761
UMH Properties, Inc., Series D, 6.38%	41,635	921,799
Vornado Realty Trust, Series L, 5.40%	58,009	955,988
Vornado Realty Trust, Series M, 5.25%	61,779	989,700

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Vornado Realty Trust, Series N, 5.25%	58,009	$899,720
Vornado Realty Trust, Series O, 4.45%	58,009	795,883
Total Real Estate		36,698,788

TOTAL INVESTMENTS — 99.5%
(Cost $68,503,214)		53,768,238
Other Assets in Excess of Liabilities — 0.5%		296,251
Net Assets — 100.0%		$54,064,489

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$53,768,238	$—	$—	$53,768,238
Total	$53,768,238	$—	$—	$53,768,238

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS — 129.4%

Communication Services — 3.5%
Liberty Broadband Corp., Series A, 7.00%(1)	43,962	$972,879
Qwest Corp., 6.50%(1)	15,636	268,157
Qwest Corp., 6.75%	20,100	361,800
Telephone and Data Systems, Inc., Series UU, 6.63%(1)	190,877	3,834,719
Telephone and Data Systems, Inc., Series VV, 6.00%(1)	566,271	10,022,997
United States Cellular Corp., 5.50%(1)	14,710	251,541
Total Communication Services		15,712,093

Consumer Discretionary — 4.1%
Ford Motor Co., 6.00%(1)	477,645	10,555,955
Ford Motor Co., 6.20%(1)	141,119	3,223,158
Ford Motor Co., 6.50%(1)	157,438	3,589,586
Franchise Group, Inc., Series A, 7.50%(1)	60,160	1,398,118
Total Consumer Discretionary		18,766,817

Energy — 22.9%
Crestwood Equity Partners LP, 9.25%(1)	2,497,720	23,053,955
DCP Midstream LP, Series B, 7.88%(1)	823,463	19,845,458
DCP Midstream LP, Series C, 7.95%(1)	143,085	3,389,684
Enbridge, Inc., Series 1, 5.95% (Canada)	2,008	45,983
Energy Transfer LP, Series C, 7.38%(1)	25,214	564,794
Energy Transfer LP, Series D, 7.63%(1)	93,658	2,141,022
Energy Transfer LP, Series E, 7.60%(1)	920	21,188
GasLog Partners LP, Series A, 8.63% (Greece)(1)	279,677	6,628,345
GasLog Partners LP, Series B, 8.20% (Greece)(1)	204,736	5,056,979
Golar LNG Partners LP, Series A, 8.75% (United Kingdom)(1)	47,750	871,437
NuStar Energy LP, Series A, 10.25%(1)	706,482	16,362,123
NuStar Energy LP, Series B, 9.13%(1)	593,074	12,596,892
NuStar Energy LP, Series C, 9.00%(1)	597,361	14,002,142
Total Energy		104,580,002

Financials — 34.4%†
Affiliated Managers Group, Inc., 4.20%(1)	2,610	38,732
AG Mortgage Investment Trust, Inc., Series C, 8.00%(1)	165,770	2,610,911
AGNC Investment Corp., Series D, 6.88%(1)	56,058	1,030,907
AGNC Investment Corp., Series E, 6.50%(1)	503	9,859
AGNC Investment Corp., Series F, 6.13%(1)	92	1,711
AGNC Investment Corp., Series G, 7.75%*(1)	165,400	3,437,012
American Equity Investment Life Holding Co., Series A, 5.95%(1)	3,605	81,221
Annaly Capital Management, Inc., Series F, 8.67%	907	21,850
Annaly Capital Management, Inc., Series G, 6.50%	2,019	41,268

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
Annaly Capital Management, Inc., Series I, 6.75%(1)	955	$19,883
Arbor Realty Trust, Inc., Series E, 6.25%(1)	25,100	421,680
ARMOUR Residential REIT, Inc., Series C, 7.00%(1)	297,441	5,502,658
Athene Holding Ltd., Series D, 4.88%	6,170	106,186
Atlanticus Holdings Corp., Series B, 7.63%(1)	17,934	374,103
B Riley Financial, Inc., 5.25%(1)	38,517	653,633
B Riley Financial, Inc., 6.00%(1)	68,646	1,264,459
B Riley Financial, Inc., 6.38%(1)	94,875	2,073,967
B Riley Financial, Inc., Series B, 7.38%(1)	33,343	741,882
Bank of America Corp., Series QQ, 4.25%(1)	20,288	338,404
Bank OZK, Series A, 4.63%(1)	192,873	3,201,692
Brighthouse Financial, Inc., Series D, 4.63%(1)	42,543	650,057
Brookfield Finance, Inc., Series 50, 4.63% (Canada)(1)	16,220	272,172
Chimera Investment Corp., Series A, 8.00%(1)	259,683	4,752,199
Chimera Investment Corp., Series B, 8.00%(1)	293,593	5,460,830
Chimera Investment Corp., Series C, 7.75%(1)	281,690	4,788,730
Chimera Investment Corp., Series D, 8.00%(1)	343,418	6,147,182
CNO Financial Group, Inc., 5.13%(1)	1,397	25,425
Compass Diversified Holdings, Series A, 7.25%(1)	221,419	4,621,015
Compass Diversified Holdings, Series B, 7.88%(1)	4,843	118,314
Compass Diversified Holdings, Series C, 7.88%	3,351	77,609
ConnectOne Bancorp, Inc., Series A, 5.25%(1)	808	16,621
Dynex Capital, Inc., Series C, 6.90%(1)	5,348	110,597
Ellington Financial, Inc., 6.75%(1)	430,864	8,677,601
Enstar Group Ltd., Series D, 7.00%(1)	67,248	1,478,111
Enterprise Financial Services Corp., Series A, 5.00%(1)	110,686	1,937,005
First Horizon Corp., Series D, 6.10%(1)	6,190	139,523
First Republic Bank, Series M, 4.00%(1)	134,245	2,015,017
First Republic Bank, Series N, 4.50%(1)	104,781	1,764,512
Invesco Mortgage Capital, Inc., Series B, 7.75%(1)	195,273	3,749,242
Invesco Mortgage Capital, Inc., Series C, 7.50%(1)	244,966	4,438,784
Kemper Corp., 5.88%(1)	92,701	1,936,524
Merchants Bancorp, 8.25%*	781	20,501
Merchants Bancorp, Series B, 6.00%(1)	18,097	397,953
Merchants Bancorp, Series C, 6.00%(1)	78,968	1,736,506
MFA Financial, Inc., Series B, 7.50%(1)	209,735	3,712,309
MFA Financial, Inc., Series C, 6.50%(1)	480,678	8,546,455
Midland States Bancorp, Inc., 7.75%*(1)	30,746	778,181
Morgan Stanley, Series O, 4.25%(1)	58,341	949,791
Navient Corp., 6.00%(1)	13,668	252,038
New York Community Capital Trust V, 6.00%(1)	4,919	209,953

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Financials (continued)
New York Mortgage Trust, Inc., Series D, 8.00%(1)	673,467	$12,263,834
New York Mortgage Trust, Inc., Series E, 7.88%(1)	463,689	8,425,229
New York Mortgage Trust, Inc., Series F, 6.88%(1)	89,856	1,538,335
Oxford Lane Capital Corp., Series 2029, 6.00%(1)	37,700	816,205
PacWest Bancorp, Series A, 7.75%(1)	176,563	4,382,294
PennyMac Mortgage Investment Trust, Series A, 8.13%(1)	119,055	2,565,635
PennyMac Mortgage Investment Trust, Series B, 8.00%(1)	380,211	8,174,537
PennyMac Mortgage Investment Trust, Series C, 6.75%(1)	69,546	1,182,977
Prospect Capital Corp., Series A, 5.35%(1)	306,378	5,009,280
Reinsurance Group of America, Inc., 7.13%*(1)	84,812	2,148,288
Rithm Capital Corp., Series A, 7.50%	863	15,853
Rithm Capital Corp., Series B, 7.13%(1)	6,038	105,303
Rithm Capital Corp., Series C, 6.38%(1)	13,687	220,634
Rithm Capital Corp., Series D, 7.00%(1)	49,001	859,968
RiverNorth Opportunities Fund, Inc., Series A, 6.00%(1)	50,104	1,150,388
Signature Bank, Series A, 5.00%(1)	2,045	36,033
Synchrony Financial, Series A, 5.63%	32,398	549,794
Synovus Financial Corp., Series D, 6.30%(1)	5,383	125,962
Texas Capital Bancshares, Inc., Series B, 5.75%(1)	21,137	419,147
Two Harbors Investment Corp., Series A, 8.13%(1)	28,162	515,365
Two Harbors Investment Corp., Series B, 7.63%(1)	303,387	5,418,492
Two Harbors Investment Corp., Series C, 7.25%(1)	486,649	8,866,745
Valley National Bancorp, Series B, 7.86%(1)	4,925	118,791
Total Financials		156,661,864

Health Care — 0.1%
XOMA Corp., Series A, 8.63%(1)	16,238	369,414

Industrials — 16.8%
Air Lease Corp., Series A, 6.15%(1)	8,871	190,726
Alta Equipment Group, Inc., Series A, 10.00%(1)	2,114	53,643
Atlas Corp., Series H, 7.88% (Canada)(1)	35,376	726,655
Atlas Corp., Series I, 8.00% (Canada)(1)	474,788	10,193,698
Babcock & Wilcox Enterprises, Inc., 6.50%(1)	27,907	577,396
Babcock & Wilcox Enterprises, Inc., 8.13%(1)	388,986	8,892,220
Babcock & Wilcox Enterprises, Inc., Series A, 7.75%(1)	979,499	17,993,397
Fortress Transportation and Infrastructure Investors LLC, Series A, 8.25%(1)	19,508	396,012

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Industrials (continued)
Fortress Transportation and Infrastructure Investors LLC, Series B, 8.00%(1)	581,765	$11,588,759
Fortress Transportation and Infrastructure Investors LLC, Series C, 8.25%	980	18,375
Pitney Bowes, Inc., 6.70%(1)	322,009	5,235,866
Textainer Group Holdings Ltd., 7.00% (China)	1,020	23,460
Textainer Group Holdings Ltd., Series B, 6.25% (China)(1)	235,799	4,579,217
Triton International Ltd., 6.88% (Bermuda)(1)	172,012	3,789,424
Triton International Ltd., 7.38% (Bermuda)(1)	365,047	8,370,528
Triton International Ltd., 8.00% (Bermuda)(1)	2,941	71,819
Triton International Ltd., Series E, 5.75% (Bermuda)(1)	210,004	4,071,978
Total Industrials		76,773,173

Real Estate — 34.9%†
Braemar Hotels & Resorts, Inc., Series B, 5.50%(1)	435,997	6,417,876
Braemar Hotels & Resorts, Inc., Series D, 8.25%(1)	47,117	1,121,385
Brookfield Property Partners LP, Series A, 5.75%(1)	101,806	1,540,325
Brookfield Property Partners LP, Series A-1, 6.50%(1)	3,154	52,514
Brookfield Property Partners LP, Series A2, 6.38%(1)	9,684	157,849
City Office REIT, Inc., Series A, 6.63%(1)	28,317	550,768
CTO Realty Growth, Inc., Series A, 6.38%(1)	70,022	1,390,777
DiamondRock Hospitality Co., 8.25%(1)	237,070	5,803,474
DigitalBridge Group, Inc., Series H, 7.13%(1)	330,447	6,248,753
DigitalBridge Group, Inc., Series I, 7.15%(1)	740,402	14,075,042
DigitalBridge Group, Inc., Series J, 7.13%(1)	214,675	3,992,955
Diversified Healthcare Trust, 5.63%(1)	308,098	3,760,336
Diversified Healthcare Trust, 6.25%(1)	288,765	3,684,641
EPR Properties, Series C, 5.75%(1)	72,897	1,334,015
EPR Properties, Series E, 9.00%(1)	449,480	11,978,642
EPR Properties, Series G, 5.75%(1)	205,252	3,458,496
Equity Commonwealth, Series D, 6.50%(1)	193,073	4,851,925
Global Net Lease, Inc., Series A, 7.25%(1)	257,891	5,503,394
Global Net Lease, Inc., Series B, 6.88%(1)	259,592	5,225,587
Healthcare Trust, Inc., Series B, 7.13%(1)	188,720	3,683,814
Hersha Hospitality Trust, Series D, 6.50%(1)	67,900	1,277,878
Hersha Hospitality Trust, Series E, 6.50%(1)	43,049	788,227
Hudson Pacific Properties, Inc., Series C, 4.75%	2,551	32,423
iStar, Inc., Series I, 7.50%(1)	189,017	4,213,189
LXP Industrial Trust, Series C, 6.50%(1)	14,659	708,616
Necessity Retail REIT, Inc., Series A, 7.50%(1)	851,378	16,925,395
Necessity Retail REIT, Inc., Series C, 7.38%(1)	177,155	3,553,729
Office Properties Income Trust, 6.38%	7,500	130,425
Pebblebrook Hotel Trust, Series E, 6.38%(1)	19,766	363,694

Schedule of Investments — Virtus InfraCap U.S. Preferred Stock ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Real Estate (continued)
Pebblebrook Hotel Trust, Series F, 6.30%(1)	200,175	$3,703,238
Pebblebrook Hotel Trust, Series G, 6.38%(1)	53,653	978,631
Pebblebrook Hotel Trust, Series H, 5.70%(1)	26,148	432,488
Public Storage, Series R, 4.00%(1)	55,066	886,012
RLJ Lodging Trust, Series A, 1.95%(1)	870,992	19,649,580
RPT Realty, Series D, 7.25%(1)	172,171	7,919,866
Saul Centers, Inc., Series E, 6.00%(1)	293,680	5,703,266
SITE Centers Corp., Series A, 6.38%(1)	1,474	29,568
Summit Hotel Properties, Inc., Series E, 6.25%(1)	154,531	2,803,192
Summit Hotel Properties, Inc., Series F, 5.88%(1)	42,594	773,081
Sunstone Hotel Investors, Inc., Series I, 5.70%(1)	40,538	722,793
Urstadt Biddle Properties, Inc., Series K, 5.88%(1)	146,945	2,681,746
Total Real Estate		159,109,605

Utilities — 12.7%
AES Corp., 6.88%	1,527	150,425

Security Description	Shares	Value

PREFERRED STOCKS (continued)

Utilities (continued)
Algonquin Power & Utilities Corp., 7.75% (Canada)(1)	367,425	$13,837,225
DTE Energy Co., 4.38%(1)	2,975	51,110
NextEra Energy, Inc., 6.93%*	3,563	165,680
NiSource, Inc., 7.75%	10,006	1,020,312
SCE Trust II, 5.10%(1)	3,351	62,831
SCE Trust III, Series H, 5.75%(1)	1,017,212	19,672,880
SCE Trust IV, Series J, 5.38%(1)	115,656	2,074,869
SCE Trust V, Series K, 5.45%(1)	25,103	481,476
SCE Trust VI, 5.00%(1)	633,379	10,862,450
South Jersey Industries, Inc., 5.63%(1)	4,936	86,429
UGI Corp., 7.25%(1)	113,490	9,633,031
Total Utilities		58,098,718

TOTAL INVESTMENTS — 129.4%
(Cost $713,163,227)		590,071,686
Liabilities in Excess of Other Assets — (29.4)%		(133,935,959)
Net Assets — 100.0%		$456,135,727

*Non-income producing security.

†Amounts represent investments in particular sectors. No industry within these sectors represented more than 25% of the Fund’s total assets at the time of investment.

(1)Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2022 was $510,468,433.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Preferred Stocks	$590,071,686	$—	$—	$590,071,686
Total	$590,071,686	$—	$—	$590,071,686

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 98.9%

Health Care — 98.0%
AbCellera Biologics, Inc. (Canada)*	11,876	$140,493
Adicet Bio, Inc.*	9,252	152,565
Affimed NV (Germany)*	46,013	80,983
Agenus, Inc.*	80,356	201,694
Akero Therapeutics, Inc.*	12,981	548,577
Alector, Inc.*(1)	12,995	119,554
Allogene Therapeutics, Inc.*(1)	11,462	118,059
ALX Oncology Holdings, Inc.*	15,756	191,278
AnaptysBio, Inc.*(1)	5,027	145,029
Arbutus Biopharma Corp.*	42,988	100,592
Arcturus Therapeutics Holdings, Inc.*(1)	8,092	143,228
Arcus Biosciences, Inc.*	5,068	129,133
Arcutis Biotherapeutics, Inc.*	5,275	93,262
Arrowhead Pharmaceuticals, Inc.*	3,742	130,259
Arvinas, Inc.*	2,900	144,159
ATAI Life Sciences NV (Germany)*	32,341	95,406
Atara Biotherapeutics, Inc.*	20,244	94,337
Atea Pharmaceuticals, Inc.*	15,660	93,960
Athira Pharma, Inc.*	13,008	43,056
Avidity Biosciences, Inc.*	8,852	126,407
Bicycle Therapeutics PLC (United Kingdom)*(1)(2)	8,009	198,223
Bioxcel Therapeutics, Inc.*(1)	11,365	143,085
C4 Therapeutics, Inc.*	19,305	185,714
Cara Therapeutics, Inc.*	13,395	125,913
Caribou Biosciences, Inc.*	20,369	198,394
Cassava Sciences, Inc.*(1)	4,267	155,489
Celldex Therapeutics, Inc.*	4,847	170,275
Cerevel Therapeutics Holdings, Inc.*(1)	4,295	120,088
Chinook Therapeutics, Inc.*	6,490	141,157
Codexis, Inc.*	11,779	66,198
Compass Pathways PLC (United Kingdom)*(1)(2)	11,061	116,583
Crinetics Pharmaceuticals, Inc.*	6,228	114,969
CRISPR Therapeutics AG (Switzerland)*	1,795	93,950
Cullinan Oncology, Inc.*	8,686	114,134
CureVac NV (Germany)*	7,733	56,296
Cytokinetics, Inc.*	2,665	116,354
Day One Biopharmaceuticals, Inc.*	6,601	139,545
Denali Therapeutics, Inc.*	4,875	139,815
Design Therapeutics, Inc.*(1)	7,775	121,445
DICE Therapeutics, Inc.*	7,540	267,745
Dynavax Technologies Corp.*(1)	9,970	114,157
Edgewise Therapeutics, Inc.*	17,469	166,130
Editas Medicine, Inc.*(1)	10,440	131,022
EQRx, Inc.*	27,494	141,319
Erasca, Inc.*(1)	21,487	175,549
Fate Therapeutics, Inc.*(1)	5,607	117,298
FibroGen, Inc.*	11,655	189,743
Foghorn Therapeutics, Inc.*	8,258	72,175
Geron Corp.*	81,613	181,181
GH Research PLC (Ireland)*(1)	10,026	102,065

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Gossamer Bio, Inc.*	17,496	$194,206
Ideaya Biosciences, Inc.*	9,156	154,645
IGM Biosciences, Inc.*	7,319	146,380
I-Mab (China)*(2)	11,531	42,780
Imago Biosciences, Inc.*	8,189	139,213
ImmunityBio, Inc.*(1)	35,048	192,764
ImmunoGen, Inc.*	32,341	192,106
Immunovant, Inc.*(1)	30,367	340,110
Inhibrx, Inc.*(1)	12,263	394,623
Inovio Pharmaceuticals, Inc.*	72,540	156,686
Instil Bio, Inc.*	21,404	70,633
Intellia Therapeutics, Inc.*	2,720	143,562
Invivyd, Inc.*	39,564	156,278
Iovance Biotherapeutics, Inc.*	13,519	126,267
iTeos Therapeutics, Inc.*	5,828	113,529
IVERIC bio, Inc.*	11,075	264,914
Karuna Therapeutics, Inc.*	1,050	230,307
Keros Therapeutics, Inc.*	3,825	192,551
Kezar Life Sciences, Inc.*	22,136	166,352
Kodiak Sciences, Inc.*	14,555	104,505
Krystal Biotech, Inc.*(1)	2,071	158,432
Kura Oncology, Inc.*	7,650	118,728
Kymera Therapeutics, Inc.*	7,222	219,115
Lyell Immunopharma, Inc.*(1)	23,117	135,928
Madrigal Pharmaceuticals, Inc.*(1)	1,519	107,576
MeiraGTx Holdings PLC*	14,362	104,412
Mersana Therapeutics, Inc.*	35,048	275,477
Merus NV (Netherlands)*	5,220	107,010
Mirati Therapeutics, Inc.*	1,989	133,899
Morphic Holding, Inc.*(1)	5,068	141,955
NGM Biopharmaceuticals, Inc.*	8,327	44,466
Nkarta, Inc.*	8,576	108,143
Novavax, Inc.*(1)	2,693	59,973
Nurix Therapeutics, Inc.*	10,813	137,649
Nuvation Bio, Inc.*	30,450	66,990
Phathom Pharmaceuticals, Inc.*	16,847	178,578
PMV Pharmaceuticals, Inc.*	11,061	136,161
Point Biopharma Global, Inc.*	15,135	141,210
Precigen, Inc.*	85,618	138,701
Prelude Therapeutics, Inc.*	24,180	161,764
Prometheus Biosciences, Inc.*	4,184	219,744
Protagonist Therapeutics, Inc.*	14,237	115,320
Prothena Corp. PLC (Ireland)*	4,557	279,982
RAPT Therapeutics, Inc.*	7,015	153,067
Reata Pharmaceuticals, Inc. Class A*	3,604	116,049
Recursion Pharmaceuticals, Inc. Class A*	16,847	177,736
REGENXBIO, Inc.*	5,248	124,220
Relay Therapeutics, Inc.*(1)	7,526	167,228
Relmada Therapeutics, Inc.*	6,118	39,094
Repare Therapeutics, Inc. (Canada)*	7,637	115,013

Schedule of Investments — Virtus LifeSci Biotech Clinical Trials ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Replimune Group, Inc.*	7,153	$131,329
REVOLUTION Medicines, Inc.*	6,214	125,896
Rocket Pharmaceuticals, Inc.*	9,860	183,988
Sangamo Therapeutics, Inc.*	31,651	138,948
Seres Therapeutics, Inc.*	38,694	342,829
Sorrento Therapeutics, Inc.*(1)	74,087	116,317
SpringWorks Therapeutics, Inc.*	5,151	123,676
Stoke Therapeutics, Inc.*	9,970	148,055
Syndax Pharmaceuticals, Inc.*	6,628	152,179
TG Therapeutics, Inc.*(1)	27,135	157,926
uniQure NV (Netherlands)*	7,802	145,273
Vaxart, Inc.*(1)	37,175	62,082
Vaxcyte, Inc.*	5,910	257,735
Ventyx Biosciences, Inc.*	8,023	259,705
Vir Biotechnology, Inc.*	4,695	103,196
Xencor, Inc.*(1)	5,220	146,160
Xenon Pharmaceuticals, Inc. (Canada)*	3,673	134,322
Zentalis Pharmaceuticals, Inc.*(1)	4,819	120,909

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Zymeworks, Inc.*(1)	17,980	$133,591
Total Health Care		17,758,189

Materials — 0.9%
Amyris, Inc.*(1)	56,770	159,524
Total Common Stocks
(Cost $25,295,303)		17,917,713

SECURITIES LENDING COLLATERAL — 8.0%
Money Market Fund — 8.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.91%(3)(4)
(Cost $1,448,554)	1,448,554	1,448,554

TOTAL INVESTMENTS — 106.9%
(Cost $26,743,857)		19,366,267
Liabilities in Excess of Other Assets — (6.9)%		(1,250,333)
Net Assets — 100.0%		$18,115,934

*Non-income producing security.

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $3,701,660; total market value of collateral held by the Fund was $3,869,179. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $2,420,625.

(2)American Depositary Receipts.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2022.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$17,917,713	$—	$—	$17,917,713
Money Market Fund	1,448,554	—	—	1,448,554
Total	$19,366,267	$—	$—	$19,366,267

Schedule of Investments — Virtus LifeSci Biotech Products ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 99.0%

Health Care — 99.0%
ACADIA Pharmaceuticals, Inc.*	15,710	$251,831
Agios Pharmaceuticals, Inc.*	14,964	412,109
Alnylam Pharmaceuticals, Inc.*	1,909	395,659
Amgen, Inc.	1,091	294,952
Amicus Therapeutics, Inc.*	32,188	321,880
Apellis Pharmaceuticals, Inc.*	6,567	397,238
Ascendis Pharma A/S (Denmark)*(1)	3,143	361,445
Aurinia Pharmaceuticals, Inc. (Canada)*	27,007	219,567
Axsome Therapeutics, Inc.*	11,282	509,382
BeiGene Ltd. (China)*(1)(2)	1,931	326,127
BioCryst Pharmaceuticals, Inc.*(2)	27,007	360,543
Biogen, Inc.*	1,313	372,157
BioMarin Pharmaceutical, Inc.*	3,574	309,616
BioNTech SE (Germany)(1)	1,895	260,828
Blueprint Medicines Corp.*	5,598	290,200
Bridgebio Pharma, Inc.*(2)	39,208	408,939
CTI BioPharma Corp.*(2)	47,002	230,310
Deciphera Pharmaceuticals, Inc.*	23,569	382,289
Enanta Pharmaceuticals, Inc.*	6,380	287,802
Exelixis, Inc.*	14,447	239,531
Gilead Sciences, Inc.	4,464	350,245
Halozyme Therapeutics, Inc.*	5,856	279,975
Harmony Biosciences Holdings, Inc.*	5,742	298,584
Immunocore Holdings PLC (United Kingdom)*(1)	9,366	535,173
Incyte Corp.*	3,854	286,506
Insmed, Inc.*	14,677	254,206
Intra-Cellular Therapies, Inc.*	4,722	215,654
Ionis Pharmaceuticals, Inc.*	7,615	336,583
Ironwood Pharmaceuticals, Inc.*(2)	22,292	243,875
Kiniksa Pharmaceuticals Ltd. Class A*	30,789	351,610
Legend Biotech Corp.*(1)	5,799	288,906
Ligand Pharmaceuticals, Inc.*	3,416	299,412
Mirum Pharmaceuticals, Inc.*	13,349	301,020

Security Description	Shares	Value

COMMON STOCKS (continued)

Health Care (continued)
Moderna, Inc.*	2,103	$316,144
Myovant Sciences Ltd.*	24,588	657,483
Nektar Therapeutics*	78,056	293,491
Neurocrine Biosciences, Inc.*	2,799	322,221
PTC Therapeutics, Inc.*	9,947	376,196
Regeneron Pharmaceuticals, Inc.*	466	348,918
Roivant Sciences Ltd.*	68,339	351,263
Sage Therapeutics, Inc.*	8,009	301,619
Sarepta Therapeutics, Inc.*	3,954	450,835
Seagen, Inc.*	1,766	224,565
Theravance Biopharma, Inc.*	29,820	297,305
Travere Therapeutics, Inc.*	10,859	235,423
Ultragenyx Pharmaceutical, Inc.*	5,383	217,796
United Therapeutics Corp.*	1,170	269,720
Vanda Pharmaceuticals, Inc.*	27,021	282,910
Vertex Pharmaceuticals, Inc.*	1,026	320,112
Zai Lab Ltd. (China)*(1)(2)	10,636	236,970
Total Health Care		16,177,125

Total Common Stocks
(Cost $17,656,686)		16,177,125

SECURITIES LENDING COLLATERAL — 1.5%
Money Market Fund — 1.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.91%(3)(4)
(Cost $246,755)	246,755	$246,755

TOTAL INVESTMENTS — 100.5%
(Cost $17,903,441)		16,423,880
Liabilities in Excess of Other Assets — (0.5)%		(74,657)
Net Assets — 100.0%		$16,349,223

*Non-income producing security.

(1)American Depositary Receipts.

(2)All or a portion of the security was on loan. The aggregate market value of securities on loan was $1,380,978; total market value of collateral held by the Fund was $1,457,851. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $1,211,096.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2022.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$16,177,125	$—	$—	$16,177,125
Money Market Fund	246,755	—	—	246,755
Total	$16,423,880	$—	$—	$16,423,880

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS — 27.6%

Communication Services — 1.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	$30,000	$25,265
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(1)	75,000	60,996
DISH DBS Corp., 7.75%, 07/01/26	50,000	42,282
Level 3 Financing, Inc., 4.25%, 07/01/28(1)	15,000	12,416
Level 3 Financing, Inc., 3.63%, 01/15/29(1)	60,000	45,897
McGraw-Hill Education, Inc., 5.75%, 08/01/28(1)	50,000	44,160
McGraw-Hill Education, Inc., 8.00%, 08/01/29(1)	90,000	76,830
Millennium Escrow Corp., 6.63%, 08/01/26(1)	45,000	32,513
Nexstar Media, Inc., 4.75%, 11/01/28(1)	20,000	17,599
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(1)	45,000	42,308
Rackspace Technology Global, Inc., 5.38%, 12/01/28(1)	65,000	27,453
T-Mobile USA, Inc., 3.88%, 04/15/30	140,000	123,963
Twitter, Inc., 3.88%, 12/15/27(1)	40,000	40,412
Total Communication Services		592,094

Consumer Discretionary — 3.2%
At Home Group, Inc., 4.88%, 07/15/28(1)	15,000	10,928
At Home Group, Inc., 7.13%, 07/15/29(1)	45,000	25,492
Brunswick Corp., 2.40%, 08/18/31	97,000	67,954
Caesars Entertainment, Inc., 6.25%, 07/01/25(1)	35,000	34,204
Caesars Entertainment, Inc., 8.13%, 07/01/27(1)	45,000	43,842
Carriage Services, Inc., 4.25%, 05/15/29(1)	50,000	38,552
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	50,000	49,085
Cooper-Standard Automotive, Inc., 13.00%, 06/01/24(1)	25,000	25,638
Dick’s Sporting Goods, Inc., 3.15%, 01/15/32	129,000	98,064
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/29(1)	60,000	40,928
Ford Motor Co., 3.25%, 02/12/32	54,000	40,636
Ford Motor Co., 4.75%, 01/15/43	70,000	48,872
Jacobs Entertainment, Inc., 6.75%, 02/15/29(1)	90,000	79,500
M/I Homes, Inc., 4.95%, 02/01/28	90,000	77,354
Metis Merger Sub LLC, 6.50%, 05/15/29(1)	75,000	60,368
Mohegan Gaming & Entertainment, 8.00%, 02/01/26(1)	55,000	46,498
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/26(1)	65,000	61,905
Nordstrom, Inc., 4.25%, 08/01/31	90,000	65,473
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.63%, 09/01/29(1)	95,000	70,565
PulteGroup, Inc., 7.88%, 06/15/32	95,000	99,100
PulteGroup, Inc., 6.38%, 05/15/33	30,000	27,939
Royal Caribbean Cruises Ltd., 9.25%, 01/15/29(1)	4,000	4,067
Scientific Games International, Inc., 7.00%, 05/15/28(1)	65,000	63,044
Station Casinos LLC, 4.50%, 02/15/28(1)	55,000	47,508

Security Description	Principal	Value

CORPORATE BONDS (continued)

Consumer Discretionary (continued)
Tenneco, Inc., 5.38%, 12/15/24	$20,000	$19,984
Tenneco, Inc., 5.13%, 04/15/29(1)	45,000	44,694
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	75,000	60,529
Total Consumer Discretionary		1,352,723

Consumer Staples — 0.6%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 03/15/26(1)	100,000	89,996
Church & Dwight Co., Inc., 5.60%, 11/15/32	37,000	36,932
HLF Financing Sarl LLC / Herbalife International, Inc., 4.88%, 06/01/29(1)	90,000	67,068
Turning Point Brands, Inc., 5.63%, 02/15/26(1)	65,000	56,926
Total Consumer Staples		250,922

Energy — 3.9%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 05/01/25(1)	110,000	108,065
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 01/15/28(1)	80,000	75,549
Antero Resources Corp., 7.63%, 02/01/29(1)	63,000	64,353
Antero Resources Corp., 5.38%, 03/01/30(1)	20,000	18,534
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	50,000	48,326
Callon Petroleum Co., 7.50%, 06/15/30(1)	75,000	71,365
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.13%, 01/15/27(1)	45,000	42,656
CITGO Petroleum Corp., 7.00%, 06/15/25(1)	60,000	59,153
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	50,000	48,419
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/29(1)	20,000	18,197
DCP Midstream Operating LP, 3.25%, 02/15/32	65,000	51,833
Energy Transfer LP, Series H, 6.50%, (US 5 Year CMT T- Note + 5.69%), perpetual(2)(3)	75,000	64,687
Flex Intermediate Holdco LLC, 3.36%, 06/30/31(1)	100,000	77,241
Hf Sinclair Corp., 5.88%, 04/01/26	85,000	82,738
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/29(1)	65,000	59,623
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 02/01/31(1)	50,000	45,559
Kinder Morgan, Inc., Series G, 7.75%, 01/15/32	103,000	112,105
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(1)	75,000	72,962
Mesquite Energy, Inc., Escrow, 7.25%, 02/15/23	12,000	120
Nabors Industries Ltd., 7.25%, 01/15/26(1)	65,000	62,883
Occidental Petroleum Corp., 6.13%, 01/01/31	50,000	50,193
Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/28(1)	85,000	77,418
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28	85,000	77,584
Southwestern Energy Co., 5.38%, 02/01/29	75,000	70,051

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Energy (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 02/01/31	$5,000	$4,418
Transocean, Inc., 11.50%, 01/30/27(1)	4,000	4,024
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	63,000	60,560
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/31(1)	100,000	85,502
Total Energy		1,614,118

Financials — 7.0%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	40,000	37,685
Allstate Corp. (The), Series B, 5.75%, (3-Month USD LIBOR + 2.94%), 08/15/53(2)	135,000	124,072
Ally Financial, Inc., Series B, 4.70%, (US 5 Year CMT T- Note + 3.87%), perpetual(2)(3)	128,000	93,200
Bank of America Corp., 3.42%, (3-Month USD LIBOR + 1.04%), 12/20/28(2)	160,000	141,355
Bank of America Corp., 2.48%, (US 5 Year CMT T- Note + 1.20%), 09/21/36(2)	60,000	42,943
Bank of New York Mellon Corp. (The), Series G, 4.70%, (US 5 Year CMT T- Note + 4.36%), perpetual(2)(3)	90,000	86,400
Bank of New York Mellon Corp. (The), 5.83%, (SOFR + 2.07%), 10/25/33(2)	115,000	115,259
Blackstone Private Credit Fund, 2.63%, 12/15/26	59,000	48,476
Blue Owl Finance LLC, 3.13%, 06/10/31(1)	75,000	54,504
Brighthouse Financial, Inc., 5.63%, 05/15/30	50,000	46,569
BroadStreet Partners, Inc., 5.88%, 04/15/29(1)	85,000	68,422
Charles Schwab Corp. (The), Series H, 4.00%, (US 10 Year CMT T- Note + 3.08%), perpetual(2)(3)	95,000	70,680
Citadel LP, 4.88%, 01/15/27(1)	85,000	78,700
Citigroup, Inc., 3.98%, (3-Month USD LIBOR + 1.34%), 03/20/30(2)	210,000	185,233
Cobra AcquisitionCo. LLC, 6.38%, 11/01/29(1)	50,000	33,326
Corebridge Financial, Inc., 6.88%, (US 5 Year CMT T- Note + 3.85%), 12/15/52(1)(2)	54,000	48,783
Goldman Sachs Group, Inc. (The), 1.99%, (SOFR + 1.09%), 01/27/32(2)	240,000	175,387
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%), perpetual(2)(3)	34,000	30,427
JPMorgan Chase & Co., 2.96%, (SOFR + 2.52%), 05/13/31(2)	155,000	122,102
JPMorgan Chase & Co., 1.95%, (SOFR + 1.07%), 02/04/32(2)	185,000	135,710
JPMorgan Chase & Co., 5.72%, (SOFR + 2.58%), 09/14/33(2)	30,000	28,011
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	60,000	50,535
Liberty Mutual Group, Inc., 4.13%, (US 5 Year CMT T- Note + 3.32%), 12/15/51(1)(2)	55,000	41,324
Lincoln National Corp., 6.28%, (3-Month USD LIBOR + 2.04%), 04/20/67(2)	80,000	60,900

Security Description	Principal	Value

CORPORATE BONDS (continued)

Financials (continued)
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 2.96%), perpetual(2)(3)	$52,000	$46,688
MetLife, Inc., Series G, 3.85%, (US 5 Year CMT T- Note + 3.58%), perpetual(2)(3)	40,000	35,250
Midcap Financial Issuer Trust, 6.50%, 05/01/28(1)	190,000	161,954
Morgan Stanley, 6.34%, (SOFR + 2.56%), 10/18/33(2)	42,000	42,642
Navient Corp., 6.75%, 06/25/25	49,000	46,969
Northern Trust Corp., 6.13%, 11/02/32	100,000	100,206
OWL Rock Core Income Corp., 4.70%, 02/08/27	38,000	33,450
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43(2)	85,000	84,170
Prudential Financial, Inc., 5.13%, (US 5 Year CMT T- Note + 3.16%), 03/01/52(2)	79,000	67,535
Prudential Financial, Inc., 6.00%, (US 5 Year CMT T- Note + 3.23%), 09/01/52(2)	10,000	9,147
Santander Holdings USA, Inc., 4.40%, 07/13/27	59,000	53,366
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T- Note + 3.15%), 05/06/31(2)	70,000	60,672
Truist Financial Corp., Series Q, 5.10%, (US 10 Year CMT T- Note + 4.35%), perpetual(2)(3)	115,000	101,208
Wells Fargo & Co., Series BB, 3.90%, (US 5 Year CMT T-Note + 3.45%), perpetual(2)(3)	130,000	110,451
Wells Fargo & Co., 2.39%, (SOFR + 2.10%), 06/02/28(2)	70,000	59,846
Total Financials		2,933,557

Health Care — 2.3%
Akumin, Inc., 7.00%, 11/01/25(1)	55,000	44,567
Bausch Health Cos., Inc., 6.13%, 02/01/27(1)	5,000	3,296
Bausch Health Cos., Inc., 11.00%, 09/30/28(1)	19,000	14,725
Bausch Health Cos., Inc., 14.00%, 10/15/30(1)	3,000	1,733
Bio-Rad Laboratories, Inc., 3.70%, 03/15/32	134,000	111,645
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(1)	25,000	10,121
CHS/Community Health Systems, Inc., 6.13%, 04/01/30(1)	35,000	14,436
CHS/Community Health Systems, Inc., 5.25%, 05/15/30(1)	40,000	27,778
CHS/Community Health Systems, Inc., 4.75%, 02/15/31(1)	95,000	63,780
DaVita, Inc., 3.75%, 02/15/31(1)	90,000	65,251
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30	140,000	109,405
HCA, Inc., 5.63%, 09/01/28	17,000	16,347
Illumina, Inc., 2.55%, 03/23/31	102,000	77,956
Lannett Co., Inc., 7.75%, 04/15/26(1)	10,000	3,163
Legacy LifePoint Health LLC, 6.75%, 04/15/25(1)	60,000	53,235
Par Pharmaceutical, Inc., 7.50%, 04/01/27(1)(4)	35,000	26,838
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	72,000	67,780
Surgery Center Holdings, Inc., 10.00%, 04/15/27(1)	35,000	34,019
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	45,000	34,074
Universal Health Services, Inc., 2.65%, 01/15/32(1)	135,000	96,214

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Health Care (continued)
Viatris, Inc., Series WI, 2.70%, 06/22/30	$80,000	$59,916
Total Health Care		936,279

Industrials — 2.7%
Alaska Airlines 2020-1 Class A Pass-Through Trust, 4.80%, 08/15/27(1)	92,755	86,900
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	60,000	57,414
Aviation Capital Group LLC, 3.50%, 11/01/27(1)	76,000	61,777
BlueLinx Holdings, Inc., 6.00%, 11/15/29(1)	85,000	69,404
Boeing Co. (The), 5.15%, 05/01/30	45,000	41,623
Boeing Co. (The), 3.75%, 02/01/50	20,000	12,834
Boeing Co. (The), 5.93%, 05/01/60	23,000	19,497
CoStar Group, Inc., 2.80%, 07/15/30(1)	138,000	108,933
Deluxe Corp., 8.00%, 06/01/29(1)	20,000	16,711
General Electric Co., Series D, 6.62%, (3-Month USD LIBOR + 3.33%), perpetual(2)(3)	135,000	130,612
Global Infrastructure Solutions, Inc., 7.50%, 04/15/32(1)	95,000	70,444
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28	125,000	100,493
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	25,000	24,046
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 05/15/27	25,000	23,081
OT Merger Corp., 7.88%, 10/15/29(1)	15,000	9,711
Science Applications International Corp., 4.88%, 04/01/28(1)	55,000	50,157
Sempra Global, 3.25%, 01/15/32(1)	143,000	112,097
SRS Distribution, Inc., 6.13%, 07/01/29(1)	50,000	40,734
TransDigm, Inc., 5.50%, 11/15/27	100,000	91,384
Total Industrials		1,127,852

Information Technology — 2.1%
Broadcom, Inc., 4.15%, 11/15/30	88,000	75,794
CDW LLC / CDW Finance Corp., 3.57%, 12/01/31	139,000	109,437
Consensus Cloud Solutions, Inc., 6.00%, 10/15/26(1)	10,000	9,049
Consensus Cloud Solutions, Inc., 6.50%, 10/15/28(1)	50,000	44,210
Dell International LLC / EMC Corp., 8.10%, 07/15/36	92,000	97,616
Entegris Escrow Corp., 4.75%, 04/15/29(1)	93,000	82,305
HP, Inc., 5.50%, 01/15/33	95,000	84,609
Kyndryl Holdings, Inc., 3.15%, 10/15/31	95,000	59,471
Leidos, Inc., 2.30%, 02/15/31	130,000	96,003
Micron Technology, Inc., 6.75%, 11/01/29	43,000	43,068
Motorola Solutions, Inc., 4.60%, 02/23/28	30,000	28,135
Motorola Solutions, Inc., 4.60%, 05/23/29	60,000	55,224
Motorola Solutions, Inc., 5.60%, 06/01/32	30,000	28,290
TD SYNNEX Corp., 2.38%, 08/09/28	65,000	51,762

Security Description	Principal	Value

CORPORATE BONDS (continued)

Information Technology (continued)
Viasat, Inc., 5.63%, 09/15/25(1)	$20,000	$18,491
Total Information Technology		883,464

Materials — 1.8%
Albemarle Corp., 5.05%, 06/01/32	90,000	82,272
Avient Corp., 7.13%, 08/01/30(1)	45,000	43,092
Bayport Polymers LLC, 5.14%, 04/14/32(1)	80,000	69,356
Celanese US Holdings LLC, 5.90%, 07/05/24	30,000	29,486
Celanese US Holdings LLC, 6.17%, 07/15/27	25,000	23,605
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(1)	40,000	39,777
Freeport-McMoRan, Inc., 5.45%, 03/15/43	125,000	102,873
International Flavors & Fragrances, Inc., 2.30%, 11/01/30(1)	90,000	67,735
LSB Industries, Inc., 6.25%, 10/15/28(1)	65,000	59,163
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(1)	90,000	77,976
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	60,000	56,039
Trident TPI Holdings, Inc., 6.63%, 11/01/25(1)	65,000	56,300
WR Grace Holdings LLC, 5.63%, 08/15/29(1)	55,000	42,651
Total Materials		750,325

Real Estate — 1.6%
EPR Properties, 4.75%, 12/15/26	65,000	56,030
EPR Properties, 3.60%, 11/15/31	15,000	10,141
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	52,000	50,202
GLP Capital LP / GLP Financing II, Inc., 5.75%, 06/01/28	31,000	28,799
GLP Capital LP / GLP Financing II, Inc., 3.25%, 01/15/32	5,000	3,738
Iron Mountain, Inc., 5.25%, 07/15/30(1)	65,000	56,180
Kite Realty Group Trust, 4.75%, 09/15/30	80,000	68,435
MPT Operating Partnership LP / MPT Finance Corp., 4.63%, 08/01/29	10,000	7,942
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 03/15/31	45,000	31,033
Office Properties Income Trust, 4.50%, 02/01/25	75,000	62,395
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31	170,000	121,856
Service Properties Trust, 4.95%, 02/15/27	25,000	20,276
Service Properties Trust, 4.38%, 02/15/30	60,000	42,835
VICI Properties LP, 4.95%, 02/15/30	60,000	54,308
VICI Properties LP, 5.13%, 05/15/32	60,000	53,298
VICI Properties LP / VICI Note Co., Inc., 4.63%, 06/15/25(1)	10,000	9,383
Total Real Estate		676,851

Utilities — 1.0%
CMS Energy Corp., 4.75%, (US 5 Year CMT T- Note + 4.12%), 06/01/50(2)	130,000	108,111
Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 04/01/26(1)	50,000	45,492

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

CORPORATE BONDS (continued)

Utilities (continued)
Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 04/01/29(1)	$45,000	$37,820
Puget Energy, Inc., 4.22%, 03/15/32	80,000	68,356
Southern Co. (The), Series 21-A, 3.75%, (US 5 Year CMT T- Note + 2.92%), 09/15/51(2)	153,000	121,649
Vistra Corp., 8.00%, (US 5 Year CMT T- Note + 6.93%), perpetual(1)(2)(3)	25,000	23,811
Total Utilities		405,239

Total Corporate Bonds
(Cost $13,075,237)		11,523,424

U.S. GOVERNMENT SECURITIES — 14.3%
U.S. Treasury Bond
1.88%, 11/15/51	115,000	70,098
U.S. Treasury Note
0.13%, 03/31/23	1,395,000	1,370,670
2.75%, 04/30/23	490,000	486,222
0.13%, 08/31/23	2,000,000	1,925,234
2.50%, 04/30/24	155,000	150,241
1.25%, 08/31/24	370,000	348,609
0.63%, 12/31/27	785,000	653,973
1.88%, 02/15/32	1,160,000	964,794

Total U.S. Government Securities
(Cost $6,101,897)		5,969,841

FOREIGN BONDS — 11.1%
Communication Services – 0.4%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	35,000	12,255
VZ Secured Financing BV, 5.00%, 01/15/32 (Netherlands)(1)	190,000	151,752
Total Communication Services		164,007

Consumer Discretionary — 0.4%
Ashtead Capital, Inc., 4.38%, 08/15/27 (United Kingdom)(1)	200,000	181,043

Consumer Staples — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29 (Belgium)	75,000	73,015
Bat Capital Corp., 7.75%, 10/19/32 (United Kingdom)	115,000	117,729
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 04/27/29 (Guatemala)(1)	25,000	22,204
Total Consumer Staples		212,948

Security Description	Principal	Value

FOREIGN BONDS (continued)

Energy — 2.4%
Aker BP ASA, 2.00%, 07/15/26 (Norway)(1)	$200,000	$173,822
BP Capital Markets PLC, 4.88%, (US 5 Year CMT T- Note + 4.40%), perpetual (United Kingdom)(2)(3)	150,000	127,069
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Australia)(1)	76,000	79,246
Ecopetrol SA, 4.63%, 11/02/31 (Colombia)	100,000	69,375
Enbridge, Inc., 7.63%, (US 5 Year CMT T- Note + 4.42%), 01/15/83 (Canada)(2)	85,000	81,925
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Canada)(1)	40,000	37,926
Petroleos Mexicanos, 6.50%, 03/13/27 (Mexico)	225,000	196,650
Petroleos Mexicanos, 5.95%, 01/28/31 (Mexico)	55,000	39,655
Petroleos Mexicanos, 6.35%, 02/12/48 (Mexico)	55,000	31,698
Petroleos Mexicanos, 7.69%, 01/23/50 (Mexico)	20,000	12,969
Teine Energy Ltd., 6.88%, 04/15/29 (Canada)(1)	55,000	49,141
Transcanada Trust, 5.60%, (US 5 Year CMT T- Note + 3.99%), 03/07/82 (Canada)(2)	130,000	111,475
Total Energy		1,010,951

Financials — 1.3%
Ascot Group Ltd., 4.25%, 12/15/30 (Bermuda)(1)	45,000	37,370
Banco Santander Chile, 3.18%, 10/26/31 (Chile)(1)	150,000	117,829
Barclays, 7.44%, (US 1 Year CMT T- Note + 3.50%), 11/02/33 (United Kingdom)(2)	200,000	199,795
Itau Unibanco Holding SA, 3.88%, (US 5 Year CMT T- Note + 3.45%), 04/15/31 (Brazil)(1)(2)	200,000	172,296
Total Financials		527,290

Government — 4.0%
Angolan Government International Bond, 8.25%, 05/09/28 (Angola)(1)	200,000	168,500
Argentine Republic Government International Bond, 3.50%, 07/09/41 (Argentina)(5)	125,000	30,000
Dominican Republic International Bond, 4.88%, 09/23/32 (Dominican Republic)(1)	175,000	135,495
Ecuador Government International Bond, 2.50%, 07/31/35 (Ecuador)(1)(5)	50,000	18,441
Egypt Government International Bond, 7.60%, 03/01/29 (Egypt)(1)	200,000	144,000
Emirate of Dubai Government International Bonds, Series E, 5.25%, 01/30/43 (United Arab Emirates)	200,000	168,036
Guatemala Government Bond, 3.70%, 10/07/33 (Guatemala)(1)	200,000	152,535
Ivory Coast Government International Bond, 6.13%, 06/15/33 (Ivory Coast)(1)	200,000	156,546
Mexico Government International Bond, 4.50%, 01/31/50 (Mexico)	200,000	142,741
Republic of South Africa Government International Bond, 4.85%, 09/27/27 (South Africa)	200,000	181,713

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

FOREIGN BONDS (continued)

Government (continued)
Saudi Government International Bond, 3.63%, 03/04/28 (Saudi Arabia)(1)	$200,000	$186,471
Turkey Government International Bond, 7.63%, 04/26/29 (Turkey)	200,000	177,391
Total Government		1,661,869

Health Care — 0.5%
1375209 BC Ltd., 9.00%, 01/30/28 (Canada)(1)	11,000	10,698
Cheplapharm Arzneimittel GMBH, 5.50%, 01/15/28 (Germany)(1)	190,000	157,871
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	70,000	58,800
Total Health Care		227,369

Industrials — 0.6%
Avolon Holdings Funding Ltd., 4.38%, 05/01/26 (Ireland)(1)	77,000	67,751
Pentair Finance Sarl, 5.90%, 07/15/32 (Luxembourg)	125,000	117,945
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Canada)(1)	75,000	61,489
Total Industrials		247,185

Materials — 0.6%
Eldorado Gold Corp., 6.25%, 09/01/29 (Turkey)(1)	70,000	56,882
NOVA Chemicals Corp., 5.00%, 05/01/25 (Canada)(1)	48,000	45,777
Suzano Austria GmbH, 2.50%, 09/15/28 (Brazil)	50,000	39,700
Taseko Mines Ltd., 7.00%, 02/15/26 (Canada)(1)	70,000	58,352
Teck Resources Ltd., 6.13%, 10/01/35 (Canada)	80,000	75,240
Total Materials		275,951

Real Estate — 0.4%
Ontario Teachers’ Cadillac Fairview Properties Trust, 2.50%, 10/15/31 (Canada)(1)	200,000	151,289

Total Foreign Bonds
(Cost $5,448,039)		4,659,902

TERM LOANS — 8.3%

Aerospace — 0.3%
Air Canada, 6.42%, (3-Month USD LIBOR + 3.50%), 08/11/28(2)	7,041	6,888
Amentum Government Services Holdings LLC, 7.56%, (SOFR + 4.00%), 02/10/29(2)	7,924	7,692
Amentum Government Services Holdings LLC, 7.21%, (SOFR + 4.00%), 02/10/29(2)	7,039	6,834
Brown Group Holding, LLC, 6.25%, (1-Month USD LIBOR + 2.50%), 06/07/28(2)	31,868	31,045
Mileage Plus Holdings LLC, 8.78%, (3-Month USD LIBOR + 5.25%), 06/21/27(2)	28,500	29,153

Security Description	Principal	Value

TERM LOANS (continued)

Aerospace (continued)
TransDigm, Inc., 5.92%, (1 Month USD LIBOR + 2.25%), 05/30/25(2)	$14,772	$14,459
TransDigm, Inc., 5.92%, (3-Month USD LIBOR + 2.25%), 12/09/25(2)	36,892	36,089
Total Aerospace		132,160

Chemicals — 0.2%
Aruba Investments Holdings LLC, 7.58%, (1-Month USD LIBOR + 4.00%), 11/24/27(2)	14,776	13,917
INEOS US Finance LLC, 4.59%, (1-Month USD LIBOR + 2.00%), 04/01/24(2)	69,145	68,701
Total Chemicals		82,618

Consumer Non-Durables — 0.2%
DS Parent, Inc., 9.92%, (3-Month USD LIBOR + 5.75%), 12/10/28(2)	23,750	22,788
DS Parent, Inc., 9.42%, (3-Month USD LIBOR + 5.75%), 12/10/28(2)	313	300
Parfums Holding Co., Inc., 7.75%, (1-Month USD LIBOR + 4.00%), 06/30/24(2)	39,598	36,950
Zep Inc., 7.67%, (3-Month USD LIBOR + 4.00%), 08/12/24(2)	28,926	25,310
Total Consumer Non-Durables		85,348

Energy — 0.5%
CITGO Petroleum Corp., 9.37%, (1-Month USD LIBOR + 6.25%), 03/28/24(2)	35,188	35,294
Hamilton Projects Acquiror LLC, 8.17%, (3-Month USD LIBOR + 4.50%), 06/17/27(2)	21,928	21,621
Medallion Midland Acquisition LP, 7.42%, (3-Month USD LIBOR + 3.75%), 10/18/28(2)	29,546	29,204
Oryx Midstream Services Permian Basin, LLC, 6.21%, (3-Month USD LIBOR + 3.25%), 09/30/28(2)	44,662	44,094
Traverse Midstream Partners LLC, 7.98%, (SOFR + 4.25%), 09/27/24(2)	66,583	66,000
Total Energy		196,213

Financials — 0.2%
Asurion LLC, 7.00%, (1-Month USD LIBOR + 3.25%), 07/31/27(2)	24,537	21,700
Blackhawk Network Holdings, Inc., 7.08%, (SOFR + 3.00%), 06/15/25(2)	29,690	28,614
Citadel Securities LP, 6.84%, (1-Month USD LIBOR + 3.00%), 02/02/28(2)	24,000	23,920
Total Financials		74,234

Food/Tobacco — 0.3%
Froneri US, Inc., 6.00%, (1-Month USD LIBOR + 2.25%), 01/29/27(2)	34,213	33,099
H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), 6.80%, (1-Month USD LIBOR + 3.69%), 05/23/25(2)	24,364	20,613
Pegasus Bidco BV, 6.96%, (SOFR + 4.25%), 05/04/29(2)	25,000	24,187

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Food/Tobacco (continued)
Shearer’s Foods LLC, 7.25%, (1-Month USD LIBOR + 3.50%), 09/23/27(2)	$19,395	$18,074
Triton Water Holdings, Inc., 7.17%, (3-Month USD LIBOR + 3.50%), 03/31/28(2)	29,588	26,463
Total Food/Tobacco		122,436

Forest Prod/Containers — 0.3%
Anchor Glass Container Corp., 6.53%, (3-Month USD LIBOR + 2.75%), 12/07/23(2)	14,420	10,864
Anchor Glass Container Corp., 6.42%, (3-Month USD LIBOR +2.75%), 12/07/23(2)	308	232
BWAY Holding Co., 6.38%, (1-Month USD LIBOR + 3.25%), 04/03/24(2)	64,413	61,434
Kloeckner Pentaplast of America, Inc., 8.26%, (6-Month USD LIBOR + 4.75%), 02/12/26(2)	24,476	20,702
TricorBraun Holdings, Inc., 7.00%, (1-Month USD LIBOR + 3.25%), 03/03/28(2)	34,624	32,877
Total Forest Prod/Containers		126,109

Gaming/Leisure — 0.9%
Caesars Resort Collection LLC, 6.50%, (1-Month USD LIBOR + 2.75%), 12/23/24(2)	59,994	59,427
Carnival Corp., 5.88%, (3-Month USD LIBOR + 3.00%), 06/30/25(2)	4,888	4,600
ECL Entertainment LLC, 11.13%, (3-Month USD LIBOR + 7.50%), 05/01/28(2)	24,837	24,806
J&J Ventures Gaming, LLC, 7.67%, (3-Month USD LIBOR + 4.00%), 04/26/28(2)	19,750	18,750
Playa Resorts Holding B.V., 6.50%, (1-Month USD LIBOR + 2.75%), 04/29/24(2)	85,857	83,845
Playtika Holding Corp., 6.50%, (1-Month USD LIBOR + 2.75%), 03/13/28(2)	49,873	48,630
Pug LLC, 7.25%, (1-Month USD LIBOR + 3.50%), 02/12/27(2)	31,915	27,567
Raptor Acquisition Corp., 7.60%, (3-Month USD LIBOR + 4.00%), 11/01/26(2)	9,975	9,721
Scientific Games International, Inc., 6.40%, (SOFR + 3.00%), 04/07/29(2)	54,863	54,257
Stars Group Holdings BV, 5.89%, (3-Month USD LIBOR + 2.25%), 07/21/26(2)	18,466	18,166
UFC Holdings LLC, 7.11%, (3-Month USD LIBOR + 2.75%), 04/29/26(2)	39,429	38,631
Total Gaming/Leisure		388,400

Health Care — 1.6%
Agiliti Health, 5.94%, (1-Month USD LIBOR + 2.75%), 01/04/26(2)	59,845	58,947
CHG Healthcare Services, Inc., 6.37%, (3-Month USD LIBOR + 3.25%), 09/22/28(2)	39,799	38,705
Heartland Dental LLC, 7.58%, (1-Month USD LIBOR + 4.00%), 04/30/25(2)	34,563	32,647

Security Description	Principal	Value

TERM LOANS (continued)

Health Care (continued)
Horizon Therapeutics USA Inc., 5.38%, (1-Month USD LIBOR + 1.75%), 03/15/28(2)	$64,835	$63,620
Hunter US Bidco, Inc., 7.92%, (3-Month USD LIBOR + 4.25%), 08/19/28(2)	15,797	15,244
Milano Acquisition Corp., 7.67%, (3-Month USD LIBOR + 4.00%), 10/01/27(2)	34,374	32,763
Packaging Coordinators Midco, Inc., 7.42%, (3-Month USD LIBOR + 3.75%), 11/30/27(2)	54,398	52,707
Perrigo Investments LLC, 6.33%, (SOFR + %), 04/05/29(2)	104,738	103,559
PetVet Care Centers LLC, 7.25%, (1-Month USD LIBOR + 3.50%), 02/14/25(2)	49,164	46,214
Phoenix Guarantor, Inc., 7.00%, (1-Month USD LIBOR + 3.25%), 03/05/26(2)	38,997	37,515
Phoenix Newco, Inc., 6.37%, (1-Month USD LIBOR + 3.25%), 08/11/28(2)	30,897	29,828
R1 RCM Inc, 6.73%, (SOFR + %), 05/12/29(2)	70,000	69,650
Sunshine Luxembourg VII Sarl, 7.42%, (3-Month USD LIBOR + 3.75%), 10/01/26(2)	14,775	14,098
Upstream Newco, Inc., 8.06%, (SOFR + 4.25%), 11/20/26(2)	22,219	20,150
Viant Medical Holdings, Inc., 7.50%, (1-Month USD LIBOR + 3.75%), 07/02/25(2)	38,966	34,655
Total Health Care		650,302

Housing — 0.1%
Quikrete Holdings, Inc., 6.75%, (1-Month USD LIBOR + 3.00%), 06/11/28(2)	29,850	29,149
SRS Distribution, Inc., 7.25%, (1-Month USD LIBOR + 3.50%), 06/02/28(2)	14,850	13,835
SRS Distribution, Inc., 7.33%, (SOFR + 3.50%), 06/02/28(2)	4,963	4,621
Total Housing		47,605

Information Technology — 1.1%
Applied Systems, Inc., 6.67%, (3-Month USD LIBOR + 3.00%), 09/19/24(2)	25,000	24,726
Applied Systems, Inc., 9.17%, (3-Month USD LIBOR + 5.50%), 09/19/25(2)	29,460	29,059
CCC Intelligent Solutions, Inc., 5.37%, (1-Month USD LIBOR +2.25%), 09/15/28(2)	39,900	39,168
Central Parent, Inc., 8.11%, (SOFR + 4.50%), 06/09/29(2)	20,000	19,625
ConnectWise LLC, 7.17%, (3-Month USD LIBOR + 3.50%), 09/24/28(2)	39,700	37,616
Epicor Software Corp., 7.00%, (1-Month USD LIBOR + 3.25%), 07/30/27(2)	34,123	32,562
Greeneden US Holdings II LLC, 7.75%, (1-Month USD LIBOR + 4.00%), 12/01/27(2)	14,738	14,401
Hyland Software, Inc., 7.25%, (1-Month USD LIBOR + 3.50%), 07/01/24(2)	74,000	72,356
Infinite Bidco LLC, 6.92%, (3-Month USD LIBOR + 3.25%), 03/02/28(2)	19,675	18,511

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Information Technology (continued)
Project Ruby Ultimate Parent Corp., 7.00%, (1-Month USD LIBOR + 3.25%), 03/10/28(2)	$29,550	$27,899
Proofpoint, Inc., 6.32%, (3-Month USD LIBOR + 3.25%), 06/09/28(2)	29,775	28,406
RealPage, Inc., 6.75%, (1-Month USD LIBOR + 3.00%), 04/24/28(2)	34,575	32,579
Sophia LP, 7.17%, (3-Month USD LIBOR + 3.50%), 10/07/27(2)	24,564	23,684
Uber Technologies Inc., 6.57%, (3-Month USD LIBOR + 3.50%), 02/25/27(2)	49,604	49,418
UKG, Inc., 7.00%, (3-Month USD LIBOR + 3.25%), 05/04/26(2)	18,308	17,708
Total Information Technology		467,718

Manufacturing — 0.5%
Alliance Laundry Systems LLC, 7.41%, (3-Month USD LIBOR + 3.50%), 10/08/27(2)	33,869	32,768
Arcline FM Holdings LLC, 7.00%, (3-Month USD LIBOR + 4.75%), 06/23/28(2)	29,700	28,178
Arcline FM Holdings LLC, 11.89%, (3-Month USD LIBOR + 8.25%), 06/15/29(2)	15,000	14,100
Filtration Group Corp., 6.75%, (1-Month USD LIBOR + 3.00%), 03/31/25(2)	44,476	43,648
Filtration Group Corp., 6.62%, (1-Month USD LIBOR + 3.50%), 10/19/28(2)	19,750	19,129
Safe Fleet Holdings LLC, 7.43%, (SOFR + 3.75%), 02/17/29(2)	24,875	23,698
Star US Bidco LLC, 8.00%, (1-Month USD LIBOR + 4.25%), 03/17/27(2)	24,367	23,027
Total Manufacturing		184,548

Media/Telecom - Cable/Wireless Video — 0.1%
Directv Financing LLC, 8.75%, (1-Month USD LIBOR + 5.00%), 08/02/27(2)	36,924	35,280

Media/Telecom - Diversified Media — 0.2%
Cinemark USA, Inc., 5.51%, (3-Month USD LIBOR + 1.75%), 03/31/25(2)	11,771	11,143
Cinemark USA, Inc., 3.08%, (3-Month USD LIBOR + 1.75%), 03/31/25(2)	6,403	6,061
Cinemark USA, Inc., 2.75%, (3-Month USD LIBOR + 1.75%), 03/31/25(2)	5,179	4,903
Cinemark USA, Inc., 5.43%, (3-Month USD LIBOR + 1.75%), 03/31/25(2)	308	292
McGraw-Hill Education, Inc., 7.82%, (3-Month USD LIBOR + 4.75%), 07/21/28(2)	23,760	22,079
William Morris Endeavor Entertainment LLC, 6.51%, (1-Month USD LIBOR + 2.75%), 05/18/25(2)	40,379	39,483
Total Media/Telecom - Diversified Media		83,961

Security Description	Principal	Value

TERM LOANS (continued)

Media/Telecom - Telecommunications — 0.1%
Altice France SA/France, 7.77%, (3-Month USD LIBOR + 3.69%), 01/31/26(2)	$29,156	$26,374
Consolidated Communications, Inc., 7.25%, (1-Month USD LIBOR + 3.50%), 10/02/27(2)	10,710	9,022
Total Media/Telecom - Telecommunications		35,396

Metals/Minerals — 0.1%
Covia Holdings LLC, 7.75%, (3-Month USD LIBOR + 4.00%), 07/31/26(2)	35,000	33,416
Peabody Energy Corp., 6.33%, (1-Month USD LIBOR + 2.75%), 03/31/25(2)	24,835	23,935
Total Metals/Minerals		57,351

Retail — 0.2%
CNT Holdings I Corp., 7.24%, (3-Month USD LIBOR + 3.50%), 11/08/27(2)	29,550	28,841
Great Outdoors Group LLC, 7.50%, (1-Month USD LIBOR + 3.75%), 03/06/28(2)	29,440	27,806
PetSmart, Inc., 7.50%, (1-Month USD LIBOR + 3.75%), 02/11/28(2)	24,737	23,866
Rising Tide Holdings, Inc., 8.50%, (1-Month USD LIBOR + 4.75%), 06/01/28(2)	14,813	12,430
Total Retail		92,943

Service — 1.0%
Apex Group Treasury LLC, 6.56%, (3-Month USD LIBOR + 3.75%), 07/27/28(2)	29,675	28,649
Brightview Landscapes LLC, 6.98%, (SOFR + 3.25%), 04/07/29(2)	69,825	67,992
Carlisle FoodService Products, Inc., 6.57%, (3-Month USD LIBOR + 3.00%), 03/20/25(2)	29,639	26,527
Dun & Bradstreet Corp. (The), 6.85%, (1-Month USD LIBOR + 3.25%), 02/06/26(2)	37,885	37,364
DXP Enterprises, Inc., 7.87%, (1-Month USD LIBOR + 4.75%), 12/23/27(2)	14,738	14,090
Garda World Security Corp., 7.24%, (3-Month USD LIBOR + 4.25%), 10/30/26(2)	10,000	9,553
Grab Holdings, Inc., 8.26%, (1-Month USD LIBOR + 4.50%), 01/29/26(2)	34,475	32,497
NAB Holdings LLC, 6.70%, (SOFR + 3.00%), 11/17/28(2)	24,763	23,834
Peraton Corp., 7.50%, (1-Month USD LIBOR + 3.75%), 02/23/28(2)	30,564	29,494
Pike Corp., 6.76%, (1-Month USD LIBOR + 3.00%), 01/21/28(2)	70,000	68,756
PODS LLC, 6.75%, (1-Month USD LIBOR + 3.00%), 03/31/28(2)	29,328	28,301
University Support Services LLC, 7.00%, (1-Month USD LIBOR + 3.25%), 06/29/28(2)	27,040	26,390
Weld North Education LLC, 7.50%, (1-Month USD LIBOR + 3.75%), 12/21/27(2)	35,677	35,131
Total Service		428,578

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

TERM LOANS (continued)

Transportation - Automotive — 0.2%
Cooper-Standard Automotive, Inc., 5.75%, (1-Month USD LIBOR + 2.00%), 11/02/23(2)	$38,675	$35,344
PAI Holdco, Inc., 6.56%, (3-Month USD LIBOR + 3.50%), 10/28/27(2)	29,736	27,385
Total Transportation - Automotive		62,729

Utilities — 0.2%
Brookfield WEC Holdings, Inc., 6.50%, (1-Month USD LIBOR + 2.75%), 08/01/25(2)	98,120	96,613

Total Term Loans
(Cost $3,547,487)		3,450,542

ASSET BACKED SECURITIES — 6.4%
Affirm Asset Securitization Trust, Class 1A, Series 2022-A, 4.30%, 05/17/27(1)	70,000	66,103
Aqua Finance Trust, Class A, Series 2017-A, 3.72%, 11/15/35(1)	81,809	80,482
Arbys Funding LLC, Class A2, Series 2020-1A, 3.24%, 07/30/50(1)	68,425	57,730
Avant Credit Card Master Trust, Class A, Series 2021-1A, 1.37%, 04/15/27(1)	50,000	45,260
BHG Securitization Trust, Class B, Series 2021-B, 1.67%, 10/17/34(1)	100,000	82,834
Business Jet Securities LLC, Class A, Series 2020-1A, 2.98%, 11/15/35(1)	10,255	9,367
Carvana Auto Receivables Trust, Class D, Series 2019-2A, 3.28%, 01/15/25(1)	39,982	39,585
Carvana Auto Receivables Trust, Class D, Series 2019-3A, 3.04%, 04/15/25(1)	55,000	54,479
Carvana Auto Receivables Trust, Class E, Series 2019-3A, 4.60%, 07/15/26(1)	55,000	52,478
CCG Receivables Trust, Class B, Series 2019-2, 2.55%, 03/15/27(1)	100,000	98,715
Conn Funding II LP, Class B, Series 2022-A, 9.52%, 12/15/26(1)	65,000	64,437
CPS Auto Receivables Trust, Class D, Series 2022-D, 8.73%, 01/16/29(1)	100,000	100,412
CPS Auto Receivables Trust, Class E, Series 2019-D, 3.86%, 10/15/25(1)	55,000	53,296
Encina Equipment Finance LLC, Class B, Series 2022-1A, 5.15%, 01/16/29(1)	100,000	96,103
Exeter Automobile Receivables Trust, Class E, Series 2019-2A, 4.68%, 05/15/26(1)	55,000	54,202
FAT Brands Royalty LLC, Class A2, Series 2021-1A, 4.75%, 04/25/51(1)	50,000	48,178
Flagship Credit Auto Trust, Class C, Series 2019-2, 3.09%, 05/15/25(1)	70,267	69,764
GLS Auto Receivables Issuer Trust, Class D, Series 2022-2A, 6.15%, 04/17/28(1)	65,000	62,975
Hardee’s Funding LLC, Class A2, Series 2020-1A, 3.98%, 12/20/50(1)	93,338	78,562
Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.56%, 09/25/26(1)	65,000	59,538

Security Description	Principal	Value

ASSET BACKED SECURITIES (continued)
Hotwire Funding LLC, Class C, Series 2021-1, 4.46%, 11/20/51(1)	$65,000	$53,005
Jack in the Box Funding LLC, Class A2I, Series 2022-1A, 3.45%, 02/26/52(1)	54,450	46,821
LAD Auto Receivables Trust, Class A, Series 2022-1A, 5.21%, 06/15/27(1)	86,581	85,028
LAD Auto Receivables Trust, Class D, Series 2021-1A, 3.99%, 11/15/29(1)	55,000	48,943
Lendbuzz Securitization Trust, Class A, Series 2022-1A, 4.22%, 05/17/27(1)	80,849	78,358
MAPS Trust, Class A, Series 2021-1A, 2.52%, 06/15/46(1)	44,015	35,301
Mercury Financial Credit Card Master Trust, Class A, Series 2021-1A, 1.54%, 03/20/26(1)	75,000	70,860
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36(1)	26,953	25,439
NMEF Funding LLC, Class B, Series 2021-A, 1.85%, 12/15/27(1)	65,000	61,902
Octane Receivables Trust 2020-1, Class B, Series 2020-1A, 1.98%, 06/20/25(1)	107,000	103,289
OneMain Direct Auto Receivables Trust, Class C, Series 2022-1A, 5.31%, 06/14/29(1)	55,000	51,704
Oportun Funding LLC, Class A, Series 2022-1, 3.25%, 06/15/29(1)	44,874	43,799
Pawneee Equipment Receivables Series LLC, Class B, Series 2022-1, 5.40%, 07/17/28(1)	65,000	62,268
Santander Drive Auto Receivables Trust 2022-5, Class C, Series 2022-5, 4.74%, 10/16/28	100,000	96,159
Taco Bell Funding LLC, Class A23, Series 2016-1A, 4.97%, 05/25/46(1)	72,958	69,444
TRP LLC, Class A, Series 2021-1, 2.07%, 06/19/51(1)	68,519	57,169
Upstart Pass-Through Trust, Class A, Series 2021-ST8, 1.75%, 10/20/29(1)	3)62,553	57,953
Upstart Securitization Trust, Class A, Series 2022-2, 4.37%, 05/20/32(1)	64,959	63,362
Upstart Securitization Trust, Class B, Series 2021-2, 1.75%, 06/20/31(1)	60,000	56,889
Veros Automobile Receivables Trust, Class B, Series 2020-1, 2.19%, 06/16/25(1)	6,321	6,308
Veros Automobile Receivables Trust, Class B, Series 2022-1, 4.39%, 08/16/27(1)	75,000	71,796
Westlake Automobile Receivables Trust, Class C, Series 2020-3A, 1.24%, 11/17/25(1)	45,000	43,621
ZAXBY’S Funding LLC, Class A2, Series 2021-1A, 3.24%, 07/30/51(1)	114,550	91,485

Total Asset Backed Securities
(Cost $2,805,938)		2,655,403

MORTGAGE BACKED SECURITIES — 6.1%

Commercial Mortgage Backed Securities — 0.8%
BX Trust, Class D, Series 2019-OC11, 3.94%, 12/09/41(1)(2)(6)	85,000	66,648
BX Trust 2022-Cls, Class A, Series 2022-CLS, 5.76%, 10/13/27(1)	94,000	93,126

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value

MORTGAGE BACKED SECURITIES (continued)

Commercial Mortgage Backed Securities (continued)
CF Hippolyta LLC, Class A1, Series 2020-1, 1.69%, 07/15/60(1)	$91,436	$80,499
Morgan Stanley Bank of America Merrill Lynch Trust, Class AS, Series 2015-C22, 3.56%, 04/15/48	60,000	55,422
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37(1)(2)(6)	2,701	2,695
WFRBS Commercial Mortgage Trust, Class AS, Series 2014-C24, 3.93%, 11/15/47	50,000	47,437
Total Commercial Mortgage Backed Securities		345,827

Mortgage Backed Security — 0.2%
COMM Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37(1)	45,000	40,592
Federal National Mortgage Association, 3.50%, 05/01/49	28,616	25,545
Total Mortgage Backed Security		66,137

Residential Mortgage Backed Securities — 5.1%
Ajax Mortgage Loan Trust, Class A1, Series 2019-D, 2.96%, 09/25/65(1)(5)	60,840	56,389
AMSR Trust, Class D, Series 2021-SFR3, 2.18%, 10/17/38(1)	100,000	83,143
Arroyo Mortgage Trust, Class A1, Series 2019-1, 3.81%, 01/25/49(1)(2)(6)	143,224	133,712
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49(1)(2)(6)	22,000	20,492
CAFL Issuer LLC, Class A1, Series 2021-RTL1, 2.24%, 03/28/29(1)(5)	100,000	90,319
Cascade MH Asset Trust, Class A1, Series 2021-MH1, 1.75%, 02/25/46(1)	83,016	69,899
CIM Trust, Class A1, Series 2022-R2, 3.75%, 12/25/61(1)(2)(6)	92,446	86,478
COLT Mortgage Pass-Through Certificates, Class A1, Series 2021-1R, 0.86%, 05/25/65(1)(2)(6)	28,546	24,550
CSMC, Class A1, Series 2021-NQM1, 0.81%, 05/25/65(1)(2)(6)	40,276	36,791
Ellington Financial Mortgage Trust, Class A1, Series 2022-1, 2.21%, 01/25/67(1)(2)(6)	136,205	108,455
Mill City Mortgage Loan Trust, Class B1, Series 2017-3, 3.25%, 01/25/61(1)(2)(6)	98,554	85,363
New Residential Mortgage Loan Trust, Class A1, Series 2016-1A, 3.75%, 03/25/56(1)(2)(6)	44,525	40,913
New Residential Mortgage Loan Trust, Class M2, Series 2019-RPL2, 3.75%, 02/25/59(1)(2)(6)	100,000	82,640
OBX Trust, Class A1, Series 2021-NQM3, 1.05%, 07/25/61(1)(2)(6)	45,474	33,984
Pretium Mortgage Credit Partners I 2021-NPL1 LLC, Class A1, Series 2021-NPL1, 2.24%, 09/27/60(1)(5)	162,109	153,557

Security Description	Principal	Value

MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
PRPM LLC, Class A1, Series 2021-RPL1, 1.32%, 07/25/51(1)(5)	$167,299	$148,727
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50(1)(2)(6)	23,058	18,880
Sequoia Mortgage Trust, Class B1, Series 2013-8, 3.49%, 06/25/43(2)(6)	68,384	64,500
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59(1)(2)(6)	5,346	5,178
Starwood Mortgage Residential Trust, Class A1, Series 2020-1, 2.28%, 02/25/50(1)(2)(6)	54,539	54,086
Towd Point Mortgage Trust, Class A2, Series 2017-1, 3.50%, 10/25/56(1)(2)(6)	100,000	95,943
Towd Point Mortgage Trust, Class A2, Series 2017-4, 3.00%, 06/25/57(1)(2)(6)	125,000	110,911
Towd Point Mortgage Trust, Class A2, Series 2018-6, 3.75%, 03/25/58(1)(2)(6)	100,000	88,129
Towd Point Mortgage Trust, Class A1, Series 2018-4, 3.00%, 06/25/58(1)(2)(6)	43,299	39,205
Towd Point Mortgage Trust, Class M1, Series 2020-1, 3.50%, 01/25/60(1)(2)(6)	100,000	76,252
Towd Point Mortgage Trust, Class A2, Series 2021-1, 2.75%, 11/25/61(1)(2)(6)	100,000	76,746
Verus Securitization Trust, Class A1, Series 2022-4, 4.47%, 04/25/67(1)(5)	89,591	84,236
Verus Securitization Trust, Class A1, Series 2022-5, 3.80%, 04/25/67(1)(5)	102,222	91,217
Verus Securitization Trust, Class A1, Series 2022-7, 5.15%, 07/25/67(1)(5)	96,615	91,201
Total Residential Mortgage Backed Securities		2,151,896

Total Mortgage Backed Securities
(Cost $2,829,576)		2,563,860

MUNICIPAL BONDS — 0.2%
Broward County Fl Water & Sewer Utility Revenue, 4.00%, 10/01/47	40,000	35,546
Metropolitan Transportation Authority, 5.00%, 11/15/45	60,000	61,083
Sales Tax Securitization Corp., 3.41%, 01/01/43	5,000	3,586

Total Municipal Bonds
(Cost $118,813)		100,215

MONEY MARKET FUND — 11.3%
JP Morgan U.S. Government Money Market Institutional Shares, 2.77%(7) (Cost $4,731,742)	4,731,742	4,731,742

TOTAL INVESTMENTS — 85.3%
(Cost $38,658,729)		35,654,929
Other Assets in Excess of Liabilities — 14.7%		6,137,620
Net Assets — 100.0%		$41,792,549

Schedule of Investments — Virtus Newfleet Multi-Sector Bond ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2022, the aggregate value of these securities was $12,683,551, or 30.3% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2022.

(3)Perpetual security with no stated maturity date.

(4)Security in default, no interest payments are being received during the bankruptcy proceedings.

(5)Represents step coupon bond. Rate shown reflects the rate in effect as of October 31, 2022.

(6)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(7)The rate shown reflects the seven-day yield as of October 31, 2022.

Abbreviations:

CMT — Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

Currency Abbreviations

USD — United States Dollar

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$11,523,424	$—	$11,523,424
U.S. Government Securities	—	5,969,841	—	5,969,841
Foreign Bonds	—	4,659,902	—	4,659,902
Term Loans	—	3,450,542	—	3,450,542
Asset Backed Securities	—	2,655,403	—	2,655,403
Mortgage Backed Securities	—	2,563,860	—	2,563,860
Municipal Bonds	—	100,215	—	100,215
Money Market Fund	4,731,742	—	—	4,731,742
Total	$4,731,742	$30,923,187	$—	$35,654,929

Schedule of Investments — Virtus Private Credit Strategy ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 59.0%

Financials — 59.0%
Ares Capital Corp.(1)	20,048	$389,533
Bain Capital Specialty Finance, Inc.	32,507	409,588
Barings BDC, Inc.	36,260	323,076
BlackRock Capital Investment Corp.(1)	138,633	501,851
BlackRock TCP Capital Corp.	33,233	393,146
Blackstone Secured Lending Fund(1)	4,561	106,226
Capital Southwest Corp.	20,898	393,927
Carlyle Secured Lending, Inc.	32,653	409,795
CION Investment Corp.	12,315	114,653
Crescent Capital BDC, Inc.(1)	21,644	300,419
Fidus Investment Corp.	16,689	314,588
FS KKR Capital Corp.	27,117	520,646
Gladstone Capital Corp.(1)	37,607	355,386
Gladstone Investment Corp.(1)	19,550	252,195
Goldman Sachs BDC, Inc.(1)	29,460	455,452
Golub Capital BDC, Inc.	28,050	363,808
Hercules Capital, Inc.(1)	29,792	432,878
Horizon Technology Finance Corp.(1)	36,260	419,891
Main Street Capital Corp.(1)	6,738	248,902
MidCap Financial Investment Corp.	40,178	440,351
Monroe Capital Corp.	26,578	201,461
New Mountain Finance Corp.	34,871	423,683
Oaktree Specialty Lending Corp.	49,508	326,753
OFS Capital Corp.	21,644	198,043
Oxford Square Capital Corp.	63,356	188,167
PennantPark Floating Rate Capital Ltd.	38,478	426,336
PennantPark Investment Corp.	65,222	388,071
Portman Ridge Finance Corp.	10,552	220,959
Prospect Capital Corp.(1)	56,432	409,696
Runway Growth Finance Corp.	11,506	155,561
Saratoga Investment Corp.	15,777	358,138
Sixth Street Specialty Lending, Inc.	22,142	402,099
SLR Investment Corp.(1)	38,665	523,137
Stellus Capital Investment Corp.(1)	31,346	415,961
SuRo Capital Corp.	36,820	147,280
TriplePoint Venture Growth BDC Corp.(1)	39,183	500,759
WhiteHorse Finance, Inc.(1)	30,807	387,552
Total Financials		12,819,967

Total Common Stocks
(Cost $15,687,231)		12,819,967

CLOSED-END FUNDS(2) — 38.9%
BlackRock Debt Strategies Fund, Inc.	39,349	358,076
BlackRock Floating Rate Income Strategies Fund, Inc.	28,485	324,159
BlackRock Floating Rate Income Trust	30,331	333,338
BlackRock Innovation & Growth Trust	31,637	231,583
BlackRock Limited Duration Income Trust	31,803	397,856
Blackstone Senior Floating Rate Term Fund(1)	25,977	325,232

Security Description	Shares	Value

CLOSED-END FUNDS (continued)

Blackstone Strategic Credit Fund	34,518	$363,129
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.(1)	53,903	383,789
Eagle Point Credit Co., Inc.(1)	52,140	567,283
Eaton Vance Floating-Rate Income Trust	27,822	311,328
Eaton Vance Senior Floating-Rate Trust	29,356	327,907
Eaton Vance Senior Income Trust(1)	60,350	319,252
First Trust Senior Floating Rate Income Fund II	46,978	461,794
Invesco Dynamic Credit Opportunity Fund	4,755	53,450
Invesco Senior Income Trust	94,910	356,862
Nuveen Credit Strategies Income Fund	130,361	657,019
Nuveen Floating Rate Income Fund	42,542	338,209
Nuveen Floating Rate Income Opportunity Fund	43,516	343,776
Nuveen Senior Income Fund	77,102	356,982
Oxford Lane Capital Corp.(1)	143,609	764,000
Pioneer Floating Rate Fund, Inc.	41,111	352,321
XAI Octagon Floating Rate Alternative Income Term Trust	83,259	522,867

Total Closed-End Funds
(Cost $10,987,376)		8,450,212

SECURITIES LENDING COLLATERAL — 19.4%

Money Market Fund — 19.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.91%(3)(4)
(Cost $4,216,806)	4,216,806	4,216,806

TOTAL INVESTMENTS — 117.3%
(Cost $30,891,413)		25,486,985
Liabilities in Excess of Other Assets — (17.3)%		(3,751,919)
Net Assets — 100.0%		$21,735,066

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $4,182,352; total market value of collateral held by the Fund was $4,316,159. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $99,353.

(2)Shares of each fund are publicly offered, and each prospectus and annual report are publicly available.

(3)Represents securities purchased with cash collateral received for securities on loan.

(4)The rate shown reflects the seven-day yield as of October 31, 2022.

Schedule of Investments — Virtus Private Credit Strategy ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$12,819,967	$—	$—	$12,819,967
Closed-End Funds	8,450,212	—	—	8,450,212
Money Market Fund	4,216,806	—	—	4,216,806
Total	$25,486,985	$—	$—	$25,486,985

Schedule of Investments — Virtus Real Asset Income ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 97.4%

Communication Services — 8.2%
Cogent Communications Holdings, Inc.	9,809	$515,070
KT Corp. (South Korea)(1)(2)	40,434	513,916
Mobile TeleSystems PJSC (Russia)(3)	387,202	6
Orange SA (France)(1)(2)	53,600	510,272
PLDT, Inc. (Philippines)(2)	18,694	514,459
Shenandoah Telecommunications Co.	28,183	638,627
SK Telecom Co., Ltd. (South Korea)(2)	25,559	499,934
TELUS Corp. (Canada)	24,203	505,601
Total Communication Services		3,697,885

Consumer Staples — 1.1%
Alico, Inc.	16,387	501,770

Energy — 13.3%
Cheniere Energy Partners LP(1)	9,339	561,554
Coterra Energy, Inc.	18,452	574,411
Delek Logistics Partners LP(1)	9,832	539,089
Enbridge, Inc. (Canada)	12,876	501,520
Hess Midstream LP Class A	19,443	562,680
Kinder Morgan, Inc.	29,825	540,429
North American Construction Group Ltd. (Canada)	50,473	627,884
Petroleo Brasileiro SA (Brazil)(2)	37,382	479,237
Sitio Royalties Corp.(1)	22,124	627,437
TC Energy Corp. (Canada)	11,140	489,269
Williams Cos., Inc. (The)	16,573	542,434
Total Energy		6,045,944

Financials — 1.2%
Arbor Realty Trust, Inc.(1)	38,374	528,410

Materials — 28.2%
Agnico Eagle Mines Ltd. (Canada)	12,560	552,138
Alamos Gold, Inc. Class A (Canada)	72,698	573,587
AngloGold Ashanti Ltd. (Tanzania)(2)	39,672	517,720
Barrick Gold Corp. (Canada)	34,299	515,514
DRDGOLD Ltd. (South Africa)(1)(2)	97,561	495,610
FMC Corp.	4,821	573,217
FutureFuel Corp.	84,609	578,726
Gerdau SA (Brazil)(2)	107,255	534,130
Gold Fields Ltd. (South Africa)(1)(2)	67,405	531,151
LyondellBasell Industries NV Class A	6,895	527,123
Mosaic Co. (The)	9,850	529,437
Newmont Corp.	12,171	515,077
Nutrien Ltd. (Canada)	5,881	496,944
Pan American Silver Corp. (Canada)	33,006	527,436
POSCO Holdings, Inc. (South Korea)(2)	12,285	532,923
Scotts Miracle-Gro Co. (The)	10,158	466,354
Southern Copper Corp. (Peru)	11,320	531,700
Steel Dynamics, Inc.	7,096	667,379
Ternium SA (Mexico)(2)	17,554	505,380

Security Description	Shares	Value

COMMON STOCKS (continued)

Materials (continued)
Tronox Holdings PLC Class A	44,527	$534,324
Vale SA (Brazil)(2)	37,875	490,102
Valvoline, Inc.	19,160	562,538
Wheaton Precious Metals Corp. (Brazil)	16,455	537,914
Yamana Gold, Inc. (Canada)	119,951	525,385
Total Materials		12,821,809

Real Estate — 31.6%
Agree Realty Corp.	7,290	500,823
Alexander & Baldwin, Inc.	30,733	598,679
Americold Realty Trust, Inc.	18,984	460,362
AvalonBay Communities, Inc.	2,756	482,631
CareTrust REIT, Inc.	26,859	501,726
Community Healthcare Trust, Inc.	15,349	$531,075
Cousins Properties, Inc.	20,517	487,484
Crown Castle, Inc.	3,266	435,227
CTO Realty Growth, Inc.(1)	26,480	532,248
CubeSmart	12,569	526,264
Digital Realty Trust, Inc.	4,793	480,498
Douglas Emmett, Inc.	26,365	463,760
Equity Residential	7,489	471,957
Essential Properties Realty Trust, Inc.	24,123	519,127
Essex Property Trust, Inc.	2,075	461,148
Four Corners Property Trust, Inc.	20,001	512,426
Getty Realty Corp.	18,201	573,149
Industrial Logistics Properties Trust	71,090	332,701
Kilroy Realty Corp.	11,581	494,972
Medical Properties Trust, Inc.	40,045	458,515
National Retail Properties, Inc.	12,188	512,262
National Storage Affiliates Trust	11,790	502,961
Piedmont Office Realty Trust, Inc. Class A	45,130	471,609
RE/MAX Holdings, Inc. Class A	27,283	530,927
Realty Income Corp.	8,254	513,977
SL Green Realty Corp.	12,089	479,692
STORE Capital Corp.	16,295	518,181
UDR, Inc.	12,301	489,088
VICI Properties, Inc.	16,421	525,800
Total Real Estate		14,369,269

Utilities — 13.8%
Algonquin Power & Utilities Corp. (Canada)	40,801	451,259
Alliant Energy Corp.	8,599	448,610
Avista Corp.	12,841	526,866
Cia Energetica de Minas Gerais (Brazil)(2)	218,149	477,746
Cia Paranaense de Energia (Brazil)(1)(2)	78,562	555,433
CMS Energy Corp.	7,851	447,900
Evergy, Inc.	7,818	477,914
Fortis, Inc. (Canada)	12,406	483,834
Korea Electric Power Corp. (South Korea)*(2)	72,307	424,442
NRG Energy, Inc.	12,484	554,290

Schedule of Investments — Virtus Real Asset Income ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Utilities (continued)
Sempra Energy	3,141	$474,102
WEC Energy Group, Inc.	5,154	470,715
Xcel Energy, Inc.	7,124	463,844
Total Utilities		6,256,955
Total Common Stocks
(Cost $56,775,457)		44,222,042

SECURITIES LENDING COLLATERAL — 7.6%

Money Market Fund — 7.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 2.91%(4)(5)
(Cost $3,458,152)	3,458,152	3,458,152

TOTAL INVESTMENTS — 105.0%
(Cost $60,233,609)		47,680,194
Liabilities in Excess of Other Assets — (5.0)%		(2,259,789)
Net Assets — 100.0%		$45,420,405

*Non-income producing security.

(1)All or a portion of the security was on loan. The aggregate market value of securities on loan was $3,915,605; total market value of collateral held by the Fund was $3,990,047. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $531,895.

(2)American Depositary Receipts.

(3)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(4)Represents securities purchased with cash collateral received for securities on loan.

(5)The rate shown reflects the seven-day yield as of October 31, 2022.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$44,222,036	$—	$6	$44,222,042
Money Market Fund	3,458,152	—	—	3,458,152
Total	$47,680,188	$—	$6	$47,680,194

Security held by the Fund with an end of year value of $6 was transferred from Level 1 to Level 3 due to a decrease in trading activities at year end. The value represents valuations of Russian Common Stock for which Management has determined include significant unobservable inputs as of October 31, 2022.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended October 31, 2022.

Schedule of Investments — Virtus WMC International Dividend ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS — 98.2%

Australia — 11.7%
BHP Group Ltd.	11,804	$282,085
Fortescue Metals Group Ltd.	4,348	40,884
Rio Tinto Ltd.	2,066	116,558
Rio Tinto PLC	4,131	214,938
Stockland	7,676	17,676
Wesfarmers Ltd.	706	20,529
Woodside Energy Group Ltd.	3,061	70,448
Total Australia		763,118

Belgium — 0.2%
Proximus SADP	1,478	15,497

Canada — 8.2%
Algonquin Power & Utilities Corp.	7,179	79,465
Bank of Nova Scotia (The)	162	7,830
BCE, Inc.	1,714	77,312
Canadian Imperial Bank of Commerce	1,266	57,494
Great-West Lifeco, Inc.	2,052	47,506
IGM Financial, Inc.	1,712	45,830
Manulife Financial Corp.	4,517	74,866
Royal Bank of Canada	139	12,861
Sun Life Financial, Inc.	665	28,243
TELUS Corp.	3,706	77,393
Toronto-Dominion Bank (The)	347	22,208
Total Canada		531,008

China — 1.1%
SITC International Holdings Co., Ltd.	30,819	50,490
Xinyi Glass Holdings Ltd.	17,085	21,983
Total China		72,473

Denmark — 2.5%
AP Moller - Maersk A/S Class A	32	64,048
AP Moller - Maersk A/S Class B	16	33,468
Tryg A/S	2,982	64,534
Total Denmark		162,050

Finland — 1.2%
Kone OYJ Class B	1,166	47,763
Sampo OYJ Class A	634	28,997
Total Finland		76,760

France — 9.0%
Amundi SA(1)	378	17,849
AXA SA	4,250	105,001
Bouygues SA	1,146	32,708
Danone SA	347	17,263
Edenred	1,140	58,538
Pernod Ricard SA	94	16,507

Security Description	Shares	Value

COMMON STOCKS (continued)

France (continued)
Sanofi	3,122	$269,441
TotalEnergies SE	1,228	66,868
Total France		584,175

Germany — 6.9%
Allianz SE	1,518	273,330
BASF SE	1,863	83,651
Bayerische Motoren Werke AG	538	42,279
Deutsche Post AG	1,314	46,631
Total Germany		445,891

Hong Kong — 1.6%
CLP Holdings Ltd.	1,690	11,346
HKT Trust & HKT Ltd.	28,522	32,230
Link REIT	1,066	6,301
New World Development Co., Ltd.	2,859	$5,849
Power Assets Holdings Ltd.	6,238	29,840
Sino Land Co., Ltd.	16,469	17,603
Total Hong Kong		103,169

Israel — 0.1%
ICL Group Ltd.	722	6,522

Italy — 3.9%
Assicurazioni Generali SpA	6,022	90,399
Enel SpA	9,691	43,279
Eni SpA	2,137	27,991
Snam SpA	21,406	95,238
Total Italy		256,907

Japan — 14.3%
Bandai Namco Holdings, Inc.	120	7,943
Bridgestone Corp.	277	9,989
Daito Trust Construction Co., Ltd.	106	10,486
Daiwa House Industry Co., Ltd.	318	6,441
Disco Corp.	85	20,408
Honda Motor Co., Ltd.	1,170	26,540
ITOCHU Corp.	534	13,823
Itochu Techno-Solutions Corp.	267	6,195
Japan Metropolitan Fund Invest	50	36,820
Japan Tobacco, Inc.	5,206	86,268
Mitsubishi HC Capital, Inc.	4,635	19,887
Mitsui & Co., Ltd.	5,336	118,171
Nippon Yusen KK	1,982	35,976
SBI Holdings, Inc.	1,935	34,980
Sekisui House Ltd.	3,695	61,503
Shin-Etsu Chemical Co., Ltd.	365	38,146
SoftBank Corp.	9,995	98,508
Sumitomo Corp.	1,694	21,594

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value

COMMON STOCKS (continued)

Japan (continued)
Takeda Pharmaceutical Co., Ltd.	2,557	$67,375
Tokio Marine Holdings, Inc.	3,679	66,581
Tokyo Electron Ltd.	103	27,354
Trend Micro, Inc.	1,366	68,991
USS Co., Ltd.	3,043	45,984
Total Japan		929,963

Netherlands — 0.5%
Koninklijke Ahold Delhaize NV	1,204	33,613

Norway — 1.5%
Gjensidige Forsikring ASA	948	17,317
Norsk Hydro ASA	1,484	9,418
Telenor ASA	7,438	67,611
Total Norway		94,346

Singapore — 3.2%
CapitaLand Ascendas REIT	19,551	36,185
CapitaLand Integrated Commercial Trust	40,584	53,898
Mapletree Logistics Trust	7,348	7,890
Oversea-Chinese Banking Corp. Ltd.	3,385	29,005
Singapore Exchange Ltd.	1,772	10,540
Singapore Technologies Engineering Ltd.	27,179	63,359
Venture Corp. Ltd.	571	6,426
Total Singapore		207,303

South Africa — 0.1%
Anglo American PLC	247	7,389

Spain — 2.8%
ACS Actividades de Construccion y Servicios SA	261	$6,693
Enagas SA	4,597	74,619
Endesa SA	1,170	19,523
Iberdrola SA	2,762	28,046
Industria de Diseno Textil SA	729	16,527
Red Electrica Corp. SA	2,181	35,240
Total Spain		180,648

Sweden — 0.5%
Tele2 AB Class B	4,244	34,794

Switzerland — 10.2%
Adecco Group AG	368	11,518
Kuehne + Nagel International AG	52	11,082
Novartis AG	4,747	383,514
Zurich Insurance Group AG	607	259,021
Total Switzerland		665,135

Security Description	Shares	Value

COMMON STOCKS (continued)

United Kingdom — 13.5%
Admiral Group PLC	3,061	$70,804
BAE Systems PLC	5,069	47,342
British American Tobacco PLC	6,763	266,296
Imperial Brands PLC	2,758	67,179
Legal & General Group PLC	2,377	6,349
National Grid PLC	6,533	71,055
Persimmon PLC	820	12,272
Phoenix Group Holdings PLC	10,179	63,316
Unilever PLC	6,031	274,891
Total United Kingdom		879,504

United States — 5.2%
Brookfield Renewable Corp. Class A	1,083	33,650
GSK PLC	5,874	96,249
Roche Holding AG	39	12,952
Stellantis NV	6,649	89,758
Swiss Re AG	1,457	108,255
Total United States		340,864

Total Common Stocks
(Cost $7,478,680)		6,391,129

PREFERRED STOCKS - 1.0%

Germany — 1.0%
Porsche Automobil Holding SE, 4.48%	1,118	62,535

Total Preferred Stocks
(Cost $64,444)		62,535

TOTAL INVESTMENTS — 99.2%
(Cost $7,543,124)		6,453,664
Other Assets in Excess of Liabilities — 0.8%		53,621
Net Assets — 100.0%		$6,507,285

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2022, the aggregate value of these securities was $17,849, or 0.3% of net assets.

Schedule of Investments — Virtus WMC International Dividend ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$6,391,129	$—	$—	$6,391,129
Preferred Stock	62,535	—	—	62,535
Total	$6,453,664	$—	$—	$6,453,664

Statements of Assets and Liabilities

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Assets:
Investments, at cost	$68,503,214	$713,163,227	$26,743,857	$17,903,441
Investments, at value (including securities on loan)(a)	53,768,238	590,071,686	19,366,267	16,423,880
Cash	207,846	1,228,387	201,013	181,978
Due from brokers	—	9,014	—	—
Receivables:
Dividends and interest	75,957	534,515	156	237
Investment securities sold	33,362	1,545,843	—	—
Securities lending	—	—	4,894	203
Tax reclaim	—	23,203	3,636	284
Prepaid expenses	171	171	171	171
Total Assets	54,085,574	593,412,819	19,576,137	16,606,753
Liabilities:
Bank borrowings	—	136,168,929	—	—
Payables:
Investment securities purchased	—	740,172	—	—
Collateral for securities on loan	—	—	1,448,554	246,755
Interest expense	—	55,249	—	—
Advisory fees	21,085	312,742	11,649	10,775
Total Liabilities	21,085	137,277,092	1,460,203	257,530
Net Assets	$54,064,489	$456,135,727	$18,115,934	$16,349,223
Net Assets Consist of:
Paid-in capital	$79,296,638	$572,642,866	$78,150,902	$35,398,789
Total distributable earnings (accumulated deficit)	(25,232,149)	(116,507,139)	(60,034,968)	(19,049,566)
Net Assets	$54,064,489	$456,135,727	$18,115,934	$16,349,223
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	3,300,004	24,500,004	700,004	350,004
Net asset value per share	$16.38	$18.62	$25.88	$46.71
(a)Market value of securities on loan	$—	$—	$3,701,660	$1,380,978

Statements of Assets and Liabilities (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Assets:
Investments, at cost	$38,658,729	$30,891,413	$60,233,609	$7,543,124
Investments, at value (including securities on loan)(a)	35,654,929	25,486,985	47,680,194	6,453,664
Cash	12,225	428,263	997,166	8,422
Foreign currency(b)	—	—	—	34,286
Receivables:
Capital shares sold	6,429,489	—	—	—
Investment securities sold	1,092,695	—	—	3,112
Dividends and interest	278,164	43,683	209,911	22,474
Due from Adviser	17,940	—	—	—
Securities lending	—	6,356	5,634	—
Tax reclaim	—	—	12,715	17,750
Prepaid expenses	—	114	114	171
Total Assets	43,485,442	25,965,401	48,905,734	6,539,879
Liabilities:
Payables:
Investment securities purchased	1,548,201	—	—	29,926
Collateral for securities on loan	—	4,216,806	3,458,152	—
Advisory fees	12,157	13,529	27,177	2,599
Professional fees	33,520	—	—	—
Trustee fees	556	—	—	—
Other accrued expenses	98,459	—	—	69
Total Liabilities	1,692,893	4,230,335	3,485,329	32,594
Net Assets	$41,792,549	$21,735,066	$45,420,405	$6,507,285
Net Assets Consist of:
Paid-in capital	$48,684,184	$35,715,714	$96,123,151	$7,702,335
Total distributable earnings (accumulated deficit)	(6,891,635)	(13,980,648)	(50,702,746)	(1,195,050)
Net Assets	$41,792,549	$21,735,066	$45,420,405	$6,507,285
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	1,950,004	1,050,004	1,950,004	300,004
Net asset value per share	$21.43	$20.70	$23.29	$21.69
(a)Market value of securities on loan	$—	$4,182,352	$3,915,605	$—
(b)Foreign currency, at cost	$—	$—	$—	$34,282

Statements of Operations

For the Year Ended October 31, 2022

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF	Virtus InfraCap U.S. Preferred Stock ETF	Virtus LifeSci Biotech Clinical Trials ETF	Virtus LifeSci Biotech Products ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$2,712,556	$42,636,698	$—	$28,649
Interest income	1,379	6,111	741	868
Securities lending, net of fees	—	—	49,147	3,776
Total Investment Income	2,713,935	42,642,809	49,888	33,293

Expenses:
Advisory fees	330,149	4,245,102	171,768	133,073
Interest expenses	—	3,187,792	76	—
Total Expenses	330,149	7,432,894	171,844	133,073
Net Investment Income (Loss)	2,383,786	35,209,915	(121,956)	(99,780)

Net Realized Gain (Loss) on:
Investments	(7,441,378)	15,017,775	(17,804,251)	(4,521,032)
In-kind redemptions	22,721	5,273,010	1,748,000	985,668
Total Net Realized Gain (Loss)	(7,418,657)	20,290,785	(16,056,251)	(3,535,364)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(18,257,024)	(167,879,060)	1,184,424	1,302,023
Total Change in Net Unrealized Appreciation (Depreciation)	(18,257,024)	(167,879,060)	1,184,424	1,302,023
Net Realized and Change in Unrealized Loss	(25,675,681)	(147,588,275)	(14,871,827)	(2,233,341)
Net Decrease in Net Assets Resulting from Operations	$(23,291,895 ')	$(112,378,360)	$(14,993,783)	$(2,333,121)
Foreign withholding taxes	$—	$137,643	$—	$375

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

For the Year Ended October 31, 2022

	Virtus Newfleet Multi-Sector Bond ETF	Virtus Private Credit Strategy ETF	Virtus Real Asset Income ETF	Virtus WMC International Dividend ETF
Investment Income:
Dividend income (net of foreign withholding taxes)	$15,775	$2,801,777	$5,244,664	$427,883
Interest income	1,133,619	2,213	5,252	118
Securities lending, net of fees	—	125,077	80,704	—
Total Investment Income	1,149,394	2,929,067	5,330,620	428,001

Expenses:
Advisory fees	117,358	225,953	721,180	32,962
Professional fees	39,502	—	—	—
Pricing fees	35,483	—	—	—
Accounting and administration fees	24,308	—	—	—
Transfer agent fees	17,150	—	—	—
Trustee fees	13,931	—	—	—
Exchange listing fees	8,475	—	—	—
Report to shareholders fees	4,727	—	—	—
Custody fees	3,463	—	—	—
Insurance fees	486	—	—	—
Tax expense	201	—	—	—
Other expenses	468	—	—	—
Total Expenses	265,552	225,953	721,180	32,962
Less expense waivers/reimbursements	(137,763)	—	—	—
Net Expenses	127,789	225,953	721,180	32,962
Net Investment Income	1,021,605	2,703,114	4,609,440	395,039

Net Realized Gain (Loss) on:
Investments	(999,178)	(1,146,461)	(4,407,417)	(106,398)
In-kind redemptions	—	(473,535)	15,968,761	—
Foreign currency transactions	—	—	(709)	(7,309)
Total Net Realized Gain (Loss)	(999,178)	(1,619,996)	11,560,635	(113,707)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	(3,244,164)	(5,277,112)	(30,510,644)	(1,270,966)
Foreign currency translations	—	—	—	(1,629)
Total Change in Net Unrealized Depreciation	(3,244,164)	(5,277,112)	(30,510,644)	(1,272,595)
Net Realized and Change in Unrealized Loss	(4,243,342)	(6,897,108)	(18,950,009)	(1,386,302)
Net Decrease in Net Assets Resulting from Operations	$(3,221,737)	$(4,193,994)	$(14,340,569)	$(991,263)
Foreign withholding taxes	$—	$—	$176,969	$44,159

Statements of Changes in Net Assets

For the Year Ended October 31, 2022

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF		Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,383,786	$1,911,648	$35,209,915	$17,718,855
Net realized gain (loss)	(7,418,657)	5,603,453	20,290,785	23,704,476
Net change in unrealized appreciation (depreciation)	(18,257,024)	3,252,424	(167,879,060)	53,503,150
Net increase (decrease) in net assets resulting from operations	(23,291,895)	10,767,525	(112,378,360)	94,926,481
Distributions to Shareholders	(3,360,547)	(4,362,006)	(45,741,008)	(28,242,147)
Distributions to Shareholders from return of capital	(1,673,459)	—	—	(699,861)
Total distributions	(5,034,006)	(4,362,006)	(45,741,008)	(28,942,008)

Shareholder Transactions:
Proceeds from shares sold	11,130,838	45,994,700	132,836,150	340,991,942
Cost of shares redeemed	(16,279,277)	(16,965,073)	(45,701,870)	(26,252,374)
Net increase (decrease) in net assets resulting from shareholder transactions	(5,148,439)	29,029,627	87,134,280	314,739,568
Increase (decrease) in net assets	(33,474,340)	35,435,146	(70,985,088)	380,724,041

Net Assets:
Beginning of year	87,538,829	52,103,683	527,120,815	146,396,774
End of year	$54,064,489	$87,538,829	$456,135,727	$527,120,815

Changes in Shares Outstanding:
Shares outstanding, beginning of year	3,600,004	2,400,004	20,950,004	7,600,004
Shares sold	500,000	1,900,000	5,650,000	14,450,000
Shares redeemed	(800,000)	(700,000)	(2,100,000)	(1,100,000)
Shares outstanding, end of year	3,300,004	3,600,004	24,500,004	20,950,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2022

	Virtus LifeSci Biotech Clinical Trials ETF		Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$(121,956)	$(236,222)	$(99,780)	$(157,426)
Net realized gain (loss)	(16,056,251)	10,104,055	(3,535,364)	3,689,056
Net change in unrealized appreciation (depreciation)	1,184,424	(4,316,597)	1,302,023	(1,497,303)
Net increase (decrease) in net assets resulting from operations	(14,993,783)	5,551,236	(2,333,121)	2,034,327

Shareholder Transactions:
Proceeds from shares sold	5,967,004	30,587,355	2,288,842	13,619,049
Cost of shares redeemed	(8,347,720)	(37,665,925)	(6,931,707)	(18,833,103)
Net decrease in net assets resulting from shareholder transactions	(2,380,716)	(7,078,570)	(4,642,865)	(5,214,054)
Decrease in net assets	(17,374,499)	(1,527,334)	(6,975,986)	(3,179,727)

Net Assets:
Beginning of year	35,490,433	37,017,767	23,325,209	26,504,936
End of year	$18,115,934	$35,490,433	$16,349,223	$23,325,209

Changes in Shares Outstanding:
Shares outstanding, beginning of year	800,004	950,004	450,004	550,004
Shares sold	150,000	600,000	50,000	250,000
Shares redeemed	(250,000)	(750,000)	(150,000)	(350,000)
Shares outstanding, end of year	700,004	800,004	350,004	450,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2022

	Virtus Newfleet Multi-Sector Bond ETF		Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,021,605	$689,080	$2,703,114	$1,910,804
Net realized gain (loss)	(999,178)	320,669	(1,619,996)	2,064,796
Net change in unrealized appreciation (depreciation)	(3,244,164)	51,210	(5,277,112)	6,983,661
Net increase (decrease) in net assets resulting from operations	(3,221,737)	1,060,959	(4,193,994)	10,959,261
Distributions to Shareholders	(988,884)	(650,084)	(2,736,879)	(2,013,183)

Shareholder Transactions:
Proceeds from shares sold	35,945,947	2,543,464	15,270,250	31,554,269
Cost of shares redeemed	(10,113,540)	(1,277,994)	(17,793,017)	(28,420,454)
Net increase (decrease) in net assets resulting from shareholder transactions	25,832,407	1,265,470	(2,522,767)	3,133,815
Increase (decrease) in net assets	21,621,786	1,676,345	(9,453,640)	12,079,893

Net Assets:
Beginning of year	20,170,763	18,494,418	31,188,706	19,108,813
End of year	$41,792,549	$20,170,763	$21,735,066	$31,188,706

Changes in Shares Outstanding:
Shares outstanding, beginning of year	800,004	750,004	1,200,004	1,100,004
Shares sold	1,600,000	100,000	600,000	1,250,000
Shares redeemed	(450,000)	(50,000)	(750,000)	(1,150,000)
Shares outstanding, end of year	1,950,004	800,004	1,050,004	1,200,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the Year Ended October 31, 2022

	Virtus Real Asset Income ETF		Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,609,440	$3,057,015	$395,039	$284,021
Net realized gain (loss)	11,560,635	(3,269,745)	(113,707)	412,795
Net change in unrealized appreciation (depreciation)	(30,510,644)	49,551,417	(1,272,595)	543,871
Net increase (decrease) in net assets resulting from operations	(14,340,569)	49,338,687	(991,263)	1,240,687
Distributions to Shareholders	(4,478,009)	(5,617,918)	(825,604)	(406,622)

Shareholder Transactions:
Proceeds from shares sold	74,482,507	47,396,037	1,182,444	1,519,791
Cost of shares redeemed	(149,826,507)	(52,343,914)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(75,344,000)	(4,947,877)	1,182,444	1,519,791
Increase (decrease) in net assets	(94,162,578)	38,772,892	(634,423)	2,353,856

Net Assets:
Beginning of year	139,582,983	100,810,091	7,141,708	4,787,852
End of year	$45,420,405	$139,582,983	$6,507,285	$7,141,708

Changes in Shares Outstanding:
Shares outstanding, beginning of year	5,200,004	5,400,004	250,004	200,004
Shares sold	2,750,000	2,000,000	50,000	50,000
Shares redeemed	(6,000,000)	(2,200,000)	—	—
Shares outstanding, end of year	1,950,004	5,200,004	300,004	250,004

Statement of Cash Flows

For the Year Ended October 31, 2022

The accompanying notes are an integral part of these financial statements.

Virtus InfraCap U.S. Preferred Stock ETF
Cash Flows From Operating Activities:
Net increase (decrease) in net assets from operations	$(112,378,360)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(158,313,023)
Proceeds from sales of investments	210,990,065
Net realized (gain) loss on investments	(15,017,775)
Net realized (gain) loss on in-kind redemptions	(5,273,010)
Net change in unrealized (appreciation) depreciation on investments	167,879,060
(Increase) decrease in due from brokers	40,997
(Increase) decrease in dividends and interest receivable	700,044
(Increase) decrease in prepaid expenses	8,142
(Increase) decrease in tax reclaim receivable	(23,203)
Increase (decrease) in advisory fees payable	(43,348)
Increase (decrease) in interest expense	(115,019)
Net cash provided by (used in) operating activities	88,454,570

Cash Flows provided by (used in) Financing Activities:
Proceeds from borrowings	(17,603,869)
Payments for fund shares sold in excess of in-kind creations	(24,707,912)
Distributions paid	(45,741,008)
Net cash provided by (used in) financing activities	(88,052,789)

Net increase (decrease) in cash	401,781
Cash, beginning of year	826,606
Cash, end of year	$1,228,387

Supplemental information:
Interest paid on borrowings	$3,187,792

Non-cash financing activities:
In-kind creations — Issued	171,358,894
In-kind creations — Redeemed	59,516,702

Financial Highlights

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	InfraCap REIT Preferred ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$24.32	$21.71	$25.26	$23.65	$25.76
Investment operations:
Net investment income[1]	0.68	0.63	1.05	1.32	1.21
Net realized and unrealized gain (loss)	(7.18)	3.42	(3.14)	1.83	(1.85)
Total from investment operations	(6.50)	4.05	(2.09)	3.15	(0.64)

Less Distributions from:
Net investment income	(0.96)	(1.44)	(1.22)	(1.30)	(1.23)
Return of capital	(0.48)	—	(0.24)	(0.24)	(0.24)
Total distributions	(1.44)	(1.44)	(1.46)	(1.54)	(1.47)
Net Asset Value, End of year	$16.38	$24.32	$21.71	$25.26	$23.65
Net Asset Value Total Return[2]	(27.70)%	18.93%	(8.06)%	13.78%	(2.60)%
Net assets, end of year (000’s omitted)	$54,064	$87,539	$52,104	$37,885	$22,468

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.45%	0.45%	0.45%	0.45%[3]	0.45%[3]
Net investment income	3.25%	2.61%	4.75%	5.42%	4.93%
Portfolio turnover rate[4]	79%	144%	38%	66%	70%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus InfraCap U.S. Preferred Stock ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period May 15, 2018[1] Through October 31, 2018
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.16	$19.26	$26.43	$24.47	$24.96
Investment operations:
Net investment income[2]	1.50	1.18	1.40	1.44	0.72
Net realized and unrealized gain (loss)	(6.09)	6.62	(6.25)	2.80	(0.45)
Total from investment operations	(4.59)	7.80	(4.85)	4.24	0.27

Less Distributions from:
Net investment income	(1.95)	(1.59)	(1.81)	(2.28)	(0.76)
Net realized gains	—	(0.26)	(0.43)	—	—
Return of capital	—	(0.05)	(0.08)	—	—
Total distributions	(1.95)	(1.90)	(2.32)	(2.28)	(0.76)
Net Asset Value, End of period	$18.62	$25.16	$19.26	$26.43	$24.47
Net Asset Value Total Return[3]	(19.28)%	41.52%	(18.37)%	18.37%	1.02%
Net assets, end of period (000’s omitted)	$456,136	$527,121	$146,397	$88,525	$6,118

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	1.40%[4]	1.21%[5]	1.47%[6]	2.00%[7,8]	2.13%[9,10]
Net investment income	6.64%	4.93%	6.93%	5.66%	6.22%[9]
Portfolio turnover rate[11]	22%	35%	96%	150%	55%[12]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets include interest expense of 0.60%.

5The ratios of expenses to average net assets include interest expense of 0.41%.

6The ratios of expenses to average net assets include interest expense of 0.63% and dividend expense on securities sold short fees of 0.04%.

7The ratios of expenses to average net assets include interest expense of 0.75% and dividend expense on securities sold short fees of 0.45%.

8The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

9Annualized.

10The ratios of expenses to average net assets include interest expense of 1.05% and dividend expense on securities sold short fees of 0.28%.

11Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

12Not annualized.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Clinical Trials ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$44.36	$38.97	$26.42	$26.87	$27.73
Investment operations:
Net investment loss[1]	(0.16)	(0.26)	(0.15)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	(18.32)	5.65	12.70	(0.32)	(0.41)
Total from investment operations	(18.48)	5.39	12.55	(0.45)	(0.56)

Less Distributions from:
Net investment income	—	—	—	—	(0.30)
Total distributions	—	—	—	—	(0.30)
Net Asset Value, End of year	$25.88	$44.36	$38.97	$26.42	$26.87
Net Asset Value Total Return[2]	(41.66)%	13.85%	47.50%	(1.67)%	(2.05)%
Net assets, end of year (000’s omitted)	$18,116	$35,490	$37,018	$23,775	$36,269

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%[3]	0.79%[3]
Net investment loss	(0.56)%	(0.53)%	(0.41)%	(0.50)%	(0.45)%
Portfolio turnover rate[4]	61%	76%	81%	67%	65%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus LifeSci Biotech Products ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$51.83	$48.19	$37.86	$36.33	$39.34
Investment operations:
Net investment loss[1]	(0.26)	(0.30)	(0.19)	(0.20)	(0.21)
Net realized and unrealized gain (loss)	(4.86)	3.94	10.52	1.73	(2.73)
Total from investment operations	(5.12)	3.64	10.33	1.53	(2.94)

Less Distributions from:
Net investment income	—	—	—	—	(0.07)
Total distributions	—	—	—	—	(0.07)
Net Asset Value, End of year	$46.71	$51.83	$48.19	$37.86	$36.33
Net Asset Value Total Return[2]	(9.88)%	7.56%	27.27%	4.22%	(7.49)%
Net assets, end of year (000’s omitted)	$16,349	$23,325	$26,505	$26,505	$27,248

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.79%	0.79%	0.79%	0.79%[3]	0.79%[3]
Net investment loss	(0.59)%	(0.57)%	(0.43)%	(0.51)%	(0.49)%
Portfolio turnover rate[4]	48%	44%	46%	41%	32%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Multi-Sector Bond ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$25.21	$24.66	$24.54	$23.85	$25.84
Investment operations:
Net investment income[1]	0.90	0.89	0.96	1.06	1.12
Net realized and unrealized gain (loss)	(3.80)	0.50	0.10	0.74	(1.51)
Total from investment operations	(2.90)	1.39	1.06	1.80	(0.39)

Less Distributions from:
Net investment income	(0.88)	(0.84)	(0.91)	(1.02)	(1.15)
Net realized gains	—	—	—	—	(0.45)
Return of capital	—	—	(0.03)	(0.09)	—
Total distributions	(0.88)	(0.84)	(0.94)	(1.11)	(1.60)
Net Asset Value, End of year	$21.43	$25.21	$24.66	$24.54	$23.85
Net Asset Value Total Return[2]	(11.72)%	5.71%	4.51%	7.74%	(1.62)%
Net assets, end of year (000’s omitted)	$41,793	$20,171	$18,494	$24,535	$98,959

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.49%	0.49%[3]	0.55%[3]	0.80%	0.80%
Expenses, prior to expense waivers	1.02%	1.21%[3]	1.15%[3]	1.06%	0.86%
Net investment income	3.92%	3.52%	3.95%	4.37%	4.51%
Portfolio turnover rate[4]	84%	107%	103%	95%	82%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus Private Credit Strategy ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.99	$17.37	$24.72	$24.85
Investment operations:
Net investment income[2]	2.13	1.71	1.89	1.70
Net realized and unrealized gain (loss)	(5.33)	8.62	(7.20)	(0.45)
Total from investment operations	(3.20)	10.33	(5.31)	1.25

Less Distributions from:
Net investment income	(2.09)	(1.71)	(2.04)	(1.38)
Total distributions	(2.09)	(1.71)	(2.04)	(1.38)
Net Asset Value, End of period	$20.70	$25.99	$17.37	$24.72
Net Asset Value Total Return[3]	(12.75)%	61.32%	(21.70)%	5.03%
Net assets, end of period (000’s omitted)	$21,735	$31,189	$19,109	$211,344

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.75%	0.75%	0.75%[4]	0.75%[5]
Net investment income	8.97%	7.27%	8.59%	9.24%[5]
Portfolio turnover rate[6]	27%	34%	24%	22%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus Real Asset Income ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period February 7, 2019[1] Through October 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$26.84	$18.67	$24.72	$24.79
Investment operations:
Net investment income[2]	0.93	0.57	0.64	0.58
Net realized and unrealized gain (loss)	(3.61)	8.66	(5.95)	(0.12)
Total from investment operations	(2.68)	9.23	(5.31)	0.46

Less Distributions from:
Net investment income	(0.87)	(1.06)	(0.74)	(0.53)
Total distributions	(0.87)	(1.06)	(0.74)	(0.53)
Net Asset Value, End of period	$23.29	$26.84	$18.67	$24.72
Net Asset Value Total Return[3]	(10.25)%	50.16%	(21.53)%	1.87%
Net assets, end of period (000’s omitted)	$45,420	$139,583	$100,810	$244,751

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.55%	0.55%	0.55%[4]	0.55%[5]
Net investment income	3.52%	2.30%	2.93%	3.20%[5]
Portfolio turnover rate[6]	70%	66%	91%	15%[7]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

5Annualized.

6Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

7Not annualized.

Financial Highlights (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	Virtus WMC International Dividend ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$28.57	$23.94	$26.41	$24.97	$25.10
Investment operations:
Net investment income[1]	1.50	1.29	0.52	0.52	0.50
Net realized and unrealized gain (loss)	(5.13)	5.18	(2.08)	1.95	(0.53)
Total from investment operations	(3.63)	6.47	(1.56)	2.47	(0.03)

Less Distributions from:
Net investment income	(1.69)	(1.15)	(0.91)	(0.49)	(0.10)
Net realized gains	(1.56)	(0.69)	—	(0.54)	—
Total distributions	(3.25)	(1.84)	(0.91)	(1.03)	(0.10)
Net Asset Value, End of year	$21.69	$28.57	$23.94	$26.41	$24.97
Net Asset Value Total Return[2]	(14.03)%	27.41%	(6.20)%	10.60%	(0.11)%
Net assets, end of year (000’s omitted)	$6,507	$7,142	$4,788	$5,281	$4,995

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.49%	0.49%	0.49%	0.49%[3]	0.49%[3]
Net investment income	5.87%	4.47%	2.04%	2.08%	1.88%
Portfolio turnover rate[4]	50%	68%	211%	88%	80%

1Based on average shares outstanding.

2Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

3The ratios of expenses to average net assets includes tax expense fees of less than 0.01%.

4Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2022, ten funds of the Trust are offered for sale. The InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF (each a “Fund” and collectively, the “Funds”) are presented in this annual report. The offering of each Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Funds	Investment objective(s)
InfraCap REIT Preferred ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx REIT Preferred Stock Index.
Virtus InfraCap U.S. Preferred Stock ETF	Seeks current income and, secondarily, capital appreciation.
Virtus LifeSci Biotech Clinical Trials ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Clinical Trials Index.
Virtus LifeSci Biotech Products ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the LifeSci Biotechnology Products Index.
Virtus Newfleet Multi-Sector Bond ETF	Seeks to provide a high level of current income and, secondarily, capital appreciation.
Virtus Private Credit Strategy ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Private Credit Index.
Virtus Real Asset Income ETF	Seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Indxx Real Asset Income Index.
Virtus WMC International Dividend ETF	Seeks income.

There is no guarantee that a Fund will achieve its objective(s).

InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF are “non-diversified” Funds, as defined under the 1940 Act, as of the year ended October 31, 2022. Virtus Private Credit Strategy ETF is a “fund of funds,” meaning it will generally invest its assets in other registered investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of

Notes to Financial Statements (continued)

October 31, 2022

a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the fair value hierarchy.

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. These inputs are summarized in the following hierarchy:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2022, is disclosed at the end of each Fund’s Schedule of Investments.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

(f) Foreign Taxes

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Notes to Financial Statements (continued)

October 31, 2022

(g) Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(h) Short Sales

The Virtus InfraCap U.S. Preferred Stock ETF may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(i) Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(j) Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(k) Cash and Cash Equivalents

Cash is comprised of demand deposits. Cash equivalents are highly liquid investments with original maturities of 90 days or less. The carrying amount of cash equivalents, primarily representing money market funds is a reasonable estimate of fair value. These assets are considered to be Level 1 securities, per Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures.

(l) Loan Agreements

The Virtus Newfleet Multi-Sector Bond ETF may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

Notes to Financial Statements (continued)

October 31, 2022

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

(m) Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), as a third party lending agent. Under the terms of the agreement, a Fund doing so is required to maintain collateral with a market value not less than 102% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At October 31, 2022, the following Funds had securities on loan:

Funds	Market Value	Cash Collateral	Non Cash Collateral(a)	Net Amount(b)
Virtus LifeSci Biotech Clinical Trials ETF	$3,701,660	$1,448,554	$2,420,625	$0
Virtus LifeSci Biotech Products ETF	1,380,978	246,755	1,211,096	0
Virtus Private Credit Strategy ETF	4,182,352	4,216,806	99,353	0
Virtus Real Asset Income ETF	3,915,605	3,458,152	531,895	0

(a) Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b) Net amount represents the net amount receivable due from the counterparty in the event of default.

Funds not listed in table above did not have any securities on loan at October 31, 2022.

The following table presents the contract value of securities lending transactions and the type of collateral provided to counterparties.

Remaining Contractual Maturity of the Agreements, as of October 31, 2022

	Overnight and Continuous	Between			Total
		<30 Days	30 & 90 days	>90 days
Virtus LifeSci Biotech Clinical Trials ETF
Securities Lending Transactions
Common Stocks	$3,869,179	$—	$—	$—	$3,869,179
Gross amount of recognized liabilities for securities lending transactions:					$3,869,179

Virtus LifeSci Biotech Products ETF
Securities Lending Transactions
Common Stocks	$1,457,851	$—	$—	$—	$1,457,851
Gross amount of recognized liabilities for securities lending transactions:					$1,457,851

Virtus Private Credit Strategy ETF
Securities Lending Transactions
Common Stocks	$4,316,159	$—	$—	$—	$4,316,159
Gross amount of recognized liabilities for securities lending transactions:					$4,316,159

Virtus Real Asset Income ETF
Securities Lending Transactions
Common Stocks	$3,990,047	$—	$—	$—	$3,990,047
Gross amount of recognized liabilities for securities lending transactions:					$3,990,047

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreements

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (collectively, the “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF, except for each Fund’s management fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds. The Adviser is entitled to receive a fee from each Fund (unless otherwise noted below) based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
InfraCap REIT Preferred ETF	0.45%, subject to a minimum annual fee of $25,000 per year
Virtus InfraCap U.S. Preferred Stock ETF	0.80%
Virtus LifeSci Biotech Clinical Trials ETF	0.79%
Virtus LifeSci Biotech Products ETF	0.79%
Virtus Newfleet Multi-Sector Bond ETF	0.45%
Virtus Private Credit Strategy ETF	0.75%
Virtus Real Asset Income ETF	0.55%
Virtus WMC International Dividend ETF	0.49%

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet Multi-Sector Bond ETF’s total operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) from exceeding 0.49% of the Fund’s average daily net assets through at least February 28, 2023.

The expense limitation agreement with respect to Virtus Newfleet Multi-Sector Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2023	2024	2025
Virtus Newfleet Multi-Sector Bond ETF	$125,300	$140,870	$137,763

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below. The Adviser has delegated to the InfraCap REIT Preferred ETF and Virtus InfraCap U.S. Preferred Stock ETF’s sub-adviser the obligation to pay all of the ordinary operating expenses of each of those Funds, except for the management fee paid to the Adviser; payments under any 12b-1 plan adopted by the Fund; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Sub-Advisers and sub-advisory fees for each Fund are listed below.

Notes to Financial Statements (continued)

October 31, 2022

Funds	Sub-Advisers	Sub-Advisory Fees
InfraCap REIT Preferred ETF	Infrastructure Capital Advisors, LLC	0.375%*
Virtus InfraCap U.S. Preferred Stock ETF	Infrastructure Capital Advisors, LLC	0.66%*
Virtus Newfleet Multi-Sector Bond ETF	Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management(1)	50% of the net advisory fee*+
Virtus WMC International Dividend ETF	Wellington Management Company LLP	0.21%*

(1)An indirect wholly owned subsidiary of Virtus.

*InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus Newfleet Multi-Sector Bond ETF and Virtus WMC International Dividend ETF’s sub-advisory fees are paid for by the Adviser, not the Funds.

+Net advisory fee: In the event the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan, under which InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF (collectively, the “12b-1 Funds”) are authorized to pay an amount up to 0.25% of their average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the 12b-1 Funds or the provision of investor services. No 12b-1 fees are currently paid by the 12b-1 Funds and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At October 31, 2022, Virtus Partners, Inc. held shares of Virtus WMC International Dividend ETF which may be sold at any time that aggregated to the following:

	Shares	% of share outstanding
Virtus WMC International Dividend ETF	184,507	61.5%

At October 31, 2022, the sub-adviser of the below Funds held shares of such Fund which may be redeemed at any time that aggregated to the following:

	Shares	% of share outstanding
InfraCap REIT Preferred ETF	4,195	0.1%
Virtus InfraCap U.S. Preferred Stock ETF	597,255	2.4%

Notes to Financial Statements (continued)

October 31, 2022

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2020, 2021 and 2022), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits or uncertain tax positions that would require recognition in the financial statements. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended October 31, 2022, the Funds had no accrued penalties or interest.

At October 31, 2022, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap REIT Preferred ETF	$68,581,660	$234,024	$(15,047,446)	$(14,813,422)
Virtus InfraCap U.S. Preferred Stock ETF	708,618,067	2,541,613	(121,087,994)	(118,546,381)
Virtus LifeSci Biotech Clinical Trials ETF	28,099,462	3,371,987	(12,105,182)	(8,733,195)
Virtus LifeSci Biotech Products ETF	18,895,956	2,225,605	(4,697,681)	(2,472,076)
Virtus Newfleet Multi-Sector Bond ETF	38,712,344	48,658	(3,106,073)	(3,057,415)
Virtus Private Credit Strategy ETF	30,989,132	39,676	(5,541,823)	(5,502,147)
Virtus Real Asset Income ETF	62,041,783	1,793,980	(16,155,569)	(14,361,589)
Virtus WMC International Dividend ETF	7,590,116	157,777	(1,294,229)	(1,136,452)

At October 31, 2022, the components of accumulated earnings/loss on a tax-basis were as follows:

Notes to Financial Statements (continued)

October 31, 2022

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
InfraCap REIT Preferred ETF	$—	$(10,418,727)	$(14,813,422)	$(25,232,149)
Virtus InfraCap U.S. Preferred Stock ETF	2,039,242	—	(118,546,381)	(116,507,139)
Virtus LifeSci Biotech Clinical Trials ETF	—	(51,301,773)	(8,733,195)	(60,034,968)
Virtus LifeSci Biotech Products ETF	—	(16,577,490)	(2,472,076)	(19,049,566)
Virtus Newfleet Multi-Sector Bond ETF	52,553	(3,886,773)	(3,057,415)	(6,891,635)
Virtus Private Credit Strategy ETF	184,934	(8,663,434)	(5,502,148)	(13,980,648)
Virtus Real Asset Income ETF	654,062	(36,995,219)	(14,361,589)	(50,702,746)
Virtus WMC International Dividend ETF	20,003	(76,723)	(1,138,330)	(1,195,050)

Ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended October 31, 2022, the following Funds incurred and elected to defer Late Year Ordinary Losses as follows:

Virtus LifeSci Biotech Clinical Trials ETF	$83,467
Virtus LifeSci Biotech Products ETF	80,481

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022			2021
	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Return of Capital	Distributions Paid From Long-Term Capital Gains
InfraCap REIT Preferred ETF	$3,360,547	$1,673,459	$—	$4,362,006	$—	$—
Virtus InfraCap U.S. Preferred Stock ETF	37,742,883	—	7,998,125	24,292,189	699,861	3,949,958
Virtus LifeSci Biotech Clinical Trials ETF	—	—	—	—	—	—
Virtus LifeSci Biotech Products ETF	—	—	—	—	—	—
Virtus Newfleet Multi-Sector Bond ETF	988,884	—	—	650,084	—	—
Virtus Private Credit Strategy ETF	2,736,879	—	—	2,013,183	—	—
Virtus Real Asset Income ETF	4,478,009	—	—	5,617,918	—	—
Virtus WMC International Dividend ETF	809,301	—	16,303	406,622	—	—

Short-term gain distributions if any, are reported as ordinary income for federal tax purposes.

At October 31, 2022, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

	Short-Term No Expiration	Long-Term No Expiration	Total
InfraCap REIT Preferred ETF	$10,418,727	$—	$10,418,727
Virtus InfraCap U.S. Preferred Stock ETF	—	—	—
Virtus LifeSci Biotech Clinical Trials ETF	25,488,776	25,729,530	51,218,306
Virtus LifeSci Biotech Products ETF	5,252,218	11,244,791	16,497,009
Virtus Newfleet Multi-Sector Bond ETF	1,267,771	2,619,002	3,886,773
Virtus Private Credit Strategy ETF	3,257,094	5,406,340	8,663,434
Virtus Real Asset Income ETF	22,284,472	14,710,747	36,995,219
Virtus WMC International Dividend ETF	76,723	—	76,723

Notes to Financial Statements (continued)

October 31, 2022

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. Reclassifications are primarily due to tax treatment of redemptions in kind. At October 31, 2022, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

	Distributable Earnings (Accumulated Deficit)	Paid-In-Capital
InfraCap REIT Preferred ETF	$946,539	$(946,539)
Virtus InfraCap U.S. Preferred Stock ETF	(5,638,063)	5,638,063
Virtus LifeSci Biotech Clinical Trials ETF	(953,590)	953,590
Virtus LifeSci Biotech Products ETF	(376,653)	376,653
Virtus Newfleet Multi-Sector Bond ETF	(740)	740
Virtus Private Credit Strategy ETF	613,314	(613,314)
Virtus Real Asset Income ETF	(12,526,705)	12,526,705
Virtus WMC International Dividend ETF	—	—

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscription in-kind and redemption in-kind for the year ended October 31, 2022 were as follows:

	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap REIT Preferred ETF	$58,267,230	$57,557,679	$11,060,844	$16,187,156
Virtus InfraCap U.S. Preferred Stock ETF	153,079,445	201,171,792	171,358,894	59,516,702
Virtus LifeSci Biotech Clinical Trials ETF	13,407,990	13,237,886	5,965,720	8,457,802
Virtus LifeSci Biotech Products ETF	8,184,309	7,961,868	2,288,224	6,944,320
Virtus Newfleet Multi-Sector Bond ETF	26,675,680	16,020,653	—	—
Virtus Private Credit Strategy ETF	7,948,135	7,952,890	15,268,849	17,805,995
Virtus Real Asset Income ETF	95,325,524	92,061,011	73,907,300	151,074,703
Virtus WMC International Dividend ETF	3,329,005	3,665,589	1,079,021	—

Purchases and sales of long-term U.S. Government Securities for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Virtus Newfleet Multi-Sector Bond ETF	$7,169,252	$4,391,617

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Virtus InfraCap U.S. Preferred Stock ETF may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Virtus InfraCap U.S. Preferred Stock ETF may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are

Notes to Financial Statements (continued)

October 31, 2022

reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

The Virtus InfraCap U.S. Preferred Stock ETF did not engage in options transactions during the year ended October 31, 2022.

8. BORROWINGS

The Virtus InfraCap U.S. Preferred Stock ETF entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2022, the average daily borrowings under the Agreements and the weighted average interest rate were $159,921,802 and 2.24%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments. An investor should consider each Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

Credit Risk

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Cash Concentration Risk

At various times, the Funds may have cash and cash collateral balances that exceed federally insured limits.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on each Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR REPLACEMENT RISK

The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023.Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S.is being led by the Alternative Reference Rate Committee (ARRC), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. Although the structured transition to the new rates is designed to mitigate the risks of disruption to financial markets, such risks exist. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Notes to Financial Statements (continued)

October 31, 2022

11. 10% SHAREHOLDERS

As of October 31, 2022, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Funds	% of Shares Outstanding	Number of Accounts
InfraCap REIT Preferred ETF	55%	3
Virtus InfraCap U.S. Preferred Stock ETF	62%	3
Virtus LifeSci Biotech Clinical Trials ETF	37%	2
Virtus LifeSci Biotech Products ETF	48%	3
Virtus Newfleet Multi-Sector Bond ETF	62%	1
Virtus Private Credit Strategy ETF	62%	2
Virtus Real Asset Income ETF	87%	3
Virtus WMC International Dividend ETF	84%	3*

*Includes affiliated shareholder account.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No.2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

13. CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets, and the ongoing effects of COVID-19 are unpredictable. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Schedule of Investments — InfraCap MLP ETF

October 31, 2022

The accompanying notes are an integral part of these financial statements.

Security Description		Shares	Value

COMMON STOCKS — 128.9%

Energy — 128.9%
BP PLC (United Kingdom)(1)		36	$1,198
Cheniere Energy Partners LP(2)		58,791	3,535,103
Cheniere Energy, Inc.(3)		31,260	5,514,577
Crestwood Equity Partners LP(2)(3)		874,114	26,835,300
DCP Midstream LP(2)		855,187	33,993,683
Delek Logistics Partners LP		1,132	62,068
Enbridge, Inc. (Canada)		1,671	65,085
Energy Transfer LP(2)(3)		5,117,011	65,344,230
EnLink Midstream LLC*		1,088,925	12,936,429
Enterprise Products Partners LP(3)		1,842,457	46,522,039
Genesis Energy LP		39,997	459,566
Hess Midstream LP Class A		80,488	2,329,323
Holly Energy Partners LP		619,384	11,669,195
Kinder Morgan, Inc.(3)		72,454	1,312,866
Magellan Midstream Partners LP(3)		741,296	39,992,919
Marathon Petroleum Corp.		605	68,740
MPLX LP(2)		1,537,524	51,568,555
NuStar Energy LP(2)		2,161,998	34,808,168
ONEOK, Inc.		1,061	62,938
Phillips 66		2,021	210,770
Plains All American Pipeline LP(2)		2,977,207	35,637,168
Targa Resources Corp.		36,351	2,485,318
TC Energy Corp. (Canada)		2,060	90,475
Western Midstream Partners LP(2)(3)		1,867,563	53,617,734
Williams Cos., Inc. (The)		22,704	743,102
Total Energy			429,866,549
Total Common Stocks
(Cost $316,068,004)			429,866,549

PREFERRED STOCK — 0.3%
Energy — 0.3%
Crestwood Equity Partners LP, 9.25%
(Cost $1,218,439)		130,898	1,208,188

TOTAL INVESTMENTS — 129.2%
(Cost $317,286,443)			431,074,737
Liabilities in Excess of Other Assets — (29.2)%			(97,538,387)
Net Assets — 100.0%			$333,536,350

Security Description	Notional Amount	Number of contracts	Value

WRITTEN OPTIONS — (0.2)%

Written Call Options
Cheniere Energy, Inc., Expires 12/16/22, Strike Price $190.00	(20,000)	(200)	$(100,600)
Crestwood Equity Partners LP, Expires 01/20/23, Strike Price $30.00	(41,000)	(410)	(76,260)

Security Description		Shares	Value

WRITTEN OPTIONS (continued)

Written Call Options (continued)
Energy Transfer LP, Expires 11/04/22, Strike Price $13.00	(102,000)	(1,020)	$(12,240)
Enterprise Products Partners LP, Expires 11/04/22, Strike Price $27.50	(101,000)	(1,010)	(1,010)
Enterprise Products Partners LP, Expires 11/04/22, Strike Price $28.00	(1,500)	(15)	0
Enterprise Products Partners LP, Expires 11/18/22, Strike Price $28.00	(10,000)	(100)	(100)
Enterprise Products Partners LP, Expires 11/25/22, Strike Price $27.00	(102,000)	(1,020)	(10,200)
Kinder Morgan, Inc., Expires 11/04/22, Strike Price $19.00	(100,000)	(1,000)	(2,000)
Kinder Morgan, Inc., Expires 11/18/22, Strike Price $20.00	(101,000)	(1,010)	(1,010)
Kinder Morgan, Inc., Expires 11/18/22, Strike Price $21.00	(103,000)	(1,030)	0
Kinder Morgan, Inc.,|Expires 11/25/22, Strike Price $19.00	(102,000)	(1,020)	(19,380)
Magellan Midstream Partners LP, Expires 11/18/22, Strike Price $52.50	(102,000)	(1,020)	(173,400)
Magellan Midstream Partners LP, Expires 11/18/22, Strike Price $55.00	(102,000)	(1,020)	(40,800)
Western Midstream Partners LP, Expires 11/18/22, Strike Price $30.00	(191,000)	(1,910)	(152,800)
Western Midstream Partners LP, Expires 11/18/22, Strike Price $31.00	(235,000)	(2,350)	(94,000)

Written Put Options
Cheniere Energy, Inc., Expires 12/16/22, Strike Price $140.00	(21,000)	(210)	(25,410)
Cheniere Energy, Inc., Expires 01/20/23, Strike Price $140.00	(25,000)	(250)	(60,000)
Williams Cos., Inc. (The), Expires 11/04/22, Strike Price $32.00	(101,000)	(1,010)	(31,310)
Total Written Options — (0.2)%
(Premiums Received $827,575)			$(800,520)

*Non-income producing security.

(1)American Depositary Receipts.

(2)Security, or a portion thereof, has been pledged as collateral for borrowings. The aggregate market value of the collateral at October 31, 2022 was $78,165,934.

(3)Subject to written call options.

Schedule of Investments — InfraCap MLP ETF (continued)

October 31, 2022

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2022.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$429,866,549	$—	$—	$429,866,549
Preferred Stock	1,208,188	—	—	1,208,188
Total	$431,074,737	$—	$—	$431,074,737
Liability Valuation Inputs
Written Options	$799,410	$1,110	$—	$800,520
Total	$799,410	$1,110	$—	$800,520

Statement of Assets and Liabilities

October 31, 2022

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Assets:
Investments, at cost	$317,286,443
Investments, at value	431,074,737
Cash	584,201
Due from brokers	150,013
Receivables:
Investment securities sold	2,387,513
Capital shares sold	1,661,041
Dividends and interest	768,091
Prepaid taxes	372,826
Total Assets	436,998,422
Liabilities:
Bank borrowings	95,876,836
Payables:
Investment securities purchased	6,454,032
Interest expense	82,331
Sub-Advisory fees	248,353
Written options, at value(a)	800,520
Total Liabilities	103,462,072
Net Assets	$333,536,350
Net Assets Consist of:
Paid-in capital	$499,121,276
Total distributable earnings (accumulated deficit), net of income taxes	(165,584,926)
Net Assets	$333,536,350
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	10,040,000
Net asset value per share	$33.22
(a) Premiums received from written options	$827,575

Statement of Operations

For the Year Ended October 31, 2022

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Investment Income:
Distributions from master limited partnerships	$29,469,247
Dividend income (net of foreign withholding taxes)	2,150,474
Interest income	4,041
Less: Return of capital distributions	(29,854,267)
Total Investment Income	1,769,495

Expenses:
Sub-Advisory fees	2,872,082
Interest expenses	2,088,903
Total Expenses	4,960,985
Net Investment (Loss) Before Income Taxes	(3,191,490)
Net Investment (Loss), Net of Income Taxes	(3,191,490)

Net Realized Gain (Loss) on:
Investments	13,978,802
Written options	2,445,475
Foreign currency transactions	(1,029)
Total Net Realized Gain	16,423,248

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	73,652,319
Written options	157,563
Total Change in Net Unrealized Appreciation	73,809,882
Net Realized and Change in Unrealized Gain	90,233,130
Net Increase in Net Assets Resulting from Operations	$87,041,640
Foreign withholding taxes	$8,952

Statement of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss, net of income taxes	$(3,191,490)	$(3,057,400)
Net realized gain (loss)	16,423,248	(14,141,380)
Net change in unrealized appreciation	73,809,882	147,573,769
Net increase in net assets resulting from operations	87,041,640	130,374,989
Distributions to Shareholders	(27,209,601)	—
Distributions to Shareholders from return of capital	—	(24,910,601)
Total distributions	(27,209,601)	(24,910,601)

Shareholder Transactions:
Proceeds from shares sold	37,312,474	107,190,162
Cost of shares redeemed	(58,236,660)	(17,132,576)
Net increase (decrease) in net assets resulting from shareholder transactions	(20,924,186)	90,057,586
Increase in net assets	38,907,853	195,521,974

Net Assets:
Beginning of year	294,628,497	99,106,523
End of year	$333,536,350	$294,628,497

Changes in Shares Outstanding:
Shares outstanding, beginning of year	10,790,000	7,190,000
Shares sold	1,200,000	4,300,000
Shares redeemed	(1,950,000)	(700,000)
Shares outstanding, end of year	10,040,000	10,790,000

Statement of Cash Flows

For the Year Ended October 31, 2022

The accompanying notes are an integral part of these financial statements.

InfraCap MLP ETF
Cash Flows From Operating Activities:
Net increase (decrease) in net assets from operations	$87,041,640
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(246,301,396)
Proceeds from sales of investments	350,525,909
Net proceeds from purchased and written options	3,931,629
Net realized (gain) loss on investments	(13,978,802)
Net realized (gain) loss on written options	(2,445,475)
Net change in unrealized (appreciation) depreciation on investments	(73,652,319)
Net change in unrealized (appreciation) depreciation on written options	(157,563)
(Increase) decrease in due from brokers	1,183,998
(Increase) decrease in dividends and interest receivable	(576,882)
(Increase) decrease in prepaid expenses	8,199
(Increase) decrease in prepaid taxes	7,255,773
(Increase) decrease in tax reclaim receivable	9,516
Increase (decrease) in sub-advisory fees payable	(2,481)
Increase (decrease) in interest expense	(37,774)
Net cash provided by (used in) operating activities	112,803,972

Cash Flows provided by (used in) Financing Activities:
Proceeds from borrowings	(13,872,372)
Payments for fund shares sold in excess of in-kind creations	(71,267,625)
Distributions paid	(27,209,601)
Net cash provided by (used in) financing activities	(112,349,598)

Net increase (decrease) in cash	454,374
Cash, beginning of year	129,827
Cash, end of year	$584,201

Supplemental information:
Interest paid on borrowings	$2,088,903

Non-cash financing activities:
In-kind creations — Issued	48,682,398
In-kind creations — Redeemed	—

Financial Highlights

October 31, 2022

The accompanying notes are an integral part of these financial statements.

	InfraCap MLP ETF[1]
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Per Share Data for a Share Outstanding throughout each year presented:
Net asset value, beginning of year	$27.31	$13.78	$44.80	$63.87	$83.73
Investment operations:
Net investment loss[2]	(0.31)	(0.33)	(0.09)	(0.96)	(1.52)
Net realized and unrealized gain (loss)	8.86	16.50	(28.94)	(7.91)	(3.24)
Total from investment operations	8.55	16.17	(29.03)	(8.87)	(4.76)

Less Distributions from:
Net realized gains	(2.64)	—	—	—	—
Return of capital	—	(2.64)	(1.99)	(10.20)[3]	(15.10)
Total distributions	(2.64)	(2.64)	(1.99)	(10.20)	(15.10)
Net Asset Value, End of year	$33.22	$27.31	$13.78	$44.80	$63.87
Net Asset Value Total Return[4]	33.13%	121.30%	(62.67)%	(15.62)%	(7.65)%
Net assets, end of year (000’s omitted)	$333,536	$294,628	$99,107	$331,936	$537,821

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, including deferred income tax expense/benefit	1.64%[5]	1.40%[6]	2.01%[7]	2.41%[8]	2.40%[9]
Expenses, excluding deferred income tax expense/benefit	1.64%[5]	1.40%[6]	1.89%[7]	2.40%[8]	2.39%[9]
Net investment loss	(1.06)%	(1.31)%	(1.71)%	(1.72)%	(1.96)%
Portfolio turnover rate[10]	62%	99%	96%	136%	255%

1Effective March 31, 2020, the Fund had a 1 for 10 reverse stock split. The share amounts for the years ended December 31, 2020, December 31, 2019 and December 31, 2018 have been adjusted as a result of the 1 for 10 reverse stock split (See Note 1).

2Based on average shares outstanding.

3The per share distribution amount of $10.20 was originally misclassified and shown as distributions from net investment income in the Fund’s October 31, 2019 Annual Report. This amount has been subsequently reclassified to distributions from return of capital.

4Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the year, reinvestment of dividends and distributions at net asset value during the year, and redemptions at net asset value on the last day of the year.

5The ratios of expenses to average net assets include interest expense of 0.69%.

6The ratios of expenses to average net assets include interest expense of 0.45%.

7The ratios of expenses to average net assets include interest expense of 0.93% and tax expense of 0.01%.

8The ratios of expenses to average net assets include interest expense of 1.28% and dividend expense on securities sold short fees of 0.17%.

9The ratios of expenses to average net assets include interest expense of 1.32% and dividend expense on securities sold short fees of 0.13%.

10Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

The ETFis Series Trust I (the “Trust”) was organized as a Delaware statutory trust on September 20, 2012 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

As of October 31, 2022, ten funds of the Trust are offered for sale. The InfraCap MLP ETF (the “Fund”) is presented in this annual report. The offering of the Fund’s shares is registered under the Securities Act of 1933 (the “Securities Act”).

Fund	Investment objective
InfraCap MLP ETF	Seeks total return primarily through investments in equity securities of publicly traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”).

There is no guarantee that the Fund will achieve its objective(s).

The Fund is “non-diversified,” as defined under the 1940 Act, as of the year ended October 31, 2022.

Reverse Split

After the close of the markets on March 30, 2020 (the Record Date), the Fund effected a reverse split of its issued and outstanding shares, with a 1 for 10 ratio. Shares of the Fund began trading on the NYSE Arca on a split-adjusted basis on March 31, 2020.

The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in the NAV per Share of the Fund. Therefore, the reverse split did not change the aggregate value of a shareholder’s investment or the total market value of the shares outstanding.

The reverse split was applied retroactively for all periods presented in the financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a) Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(c) Security Valuation

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities and Exchange-Traded Funds are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include options, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

October 31, 2022

(d) Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. These inputs are summarized in the following hierarchy:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2022, is disclosed at the end of the Fund’s Schedule of Investments.

(e) Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses are recognized on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

(f) Expenses

The Fund pays all of its expenses not assumed by Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) or Virtus ETF Advisers LLC (the “Adviser”). General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

(g) Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities which is reported as “Interest Expense” on the Statement of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

(h) Distributions to Shareholders

Distributions to shareholders are declared and paid on a monthly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach based on the Fund’s net cash flow received from portfolio investments.

Notes to Financial Statements (continued)

October 31, 2022

The estimated character of the distributions paid will either be a dividend (ordinary income eligible to be treated as qualified dividend income) or a return of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period.

(i) Cash and Cash Equivalents

Cash is comprised of demand deposits. Cash equivalents are highly liquid investments with original maturities of 90 days or less. The carrying amount of cash equivalents, primarily representing money market funds is a reasonable estimate of fair value. These assets are considered to be Level 1 securities, per Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures.

3. INVESTMENT MANAGEMENT RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Virtus ETF Advisers, LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. For its services to the Fund, the Adviser is entitled to receive a fee, payable monthly, at an annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $25,000. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund, as described below.

The Advisory Agreement may be terminated by the Trust on behalf of a Fund with the approval of a Fund’s Board or by a vote of the majority of a Fund’s shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Sub-Advisory Agreement

Infrastructure Capital Advisors, LLC (the “Sub-Adviser”) provides investment advice and management services to the Fund. Pursuant to an investment sub-advisory agreement among the Trust, the Sub-Adviser and the Adviser, the Fund pays the Sub-Adviser a fee, payable monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser has agreed to pay all expenses of the Fund, except the Sub-Adviser’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any 12b-1 plan adopted by the Fund, and other non-routine or extraordinary expenses of the Fund.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Fund. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly owned subsidiary of Virtus.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Notes to Financial Statements (continued)

October 31, 2022

Affiliated Shareholders

At October 31, 2022, the Sub-Adviser held shares of the Fund which may be redeemed at any time that aggregated to the following:

Fund	Shares	% of shares outstanding
InfraCap MLP ETF	48,345	0.5%

4. CREATION AND REDEMPTION TRANSACTIONS

The Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Fund’s Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Fund. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. Currently, the federal income tax rate for a corporation is 21 percent. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

As of October 1, 2022	Current	Deferred	Total
Federal	$—	18,125,460	18,125,460
State	—	1,646,171	1,646,171
Valuation Allowance	—	(19,771,631)	(19,771,631)
Total Tax Expense/(Benefit)	$—	$—	$—

Notes to Financial Statements (continued)

October 31, 2022

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2022
Deferred Tax Assets:
Net Operating Loss Carryforward	$2 ,569,016
Capital Loss Carryforward	54,826,010
Other	10,999
Total Deferred Tax Assets	57,406,025
Less Valuation Allowance	(26,528,347)
Net Deferred Tax Assets	$30,877,678
Deferred Tax Liabilities:
Net Unrealized Gain on Investment	$30,877,678
Total Deferred Tax Liabilities	30,877,678
Total Net Deferred Tax Asset/(Liability)	$—

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years. As of the year ended October 31, 2022, the Fund has a capital loss carryforward of $246,610,757 of which $76,754,062 expires in 2024, $153,290,897 expires in 2025, and $16,565,798 expires in 2026. As of the year ended October 31, 2022, the Fund has a net operating loss (NOL) carryforward of $11,555,592 of which $219,542 can be carried back 2 years and carried forward until expiration in 2036, $8,712,686 can be carried back 2 years and carried forward until expiration in 2038, and $2,623,364 that cannot be carried back and can be carried forward indefinitely. The utilization of the NOL of $2,623,364 is limited to the lesser of the aggregate of available NOLs generated after 2018 or 80% of taxable income. There is no limitation on the $8,712,686 or $219,542 NOLs.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant changes in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in an adjustment of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax (benefit)/expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows for the Fund:

	Amount	Rate
Income Tax (Benefit) at Statutory Rate	$18,278,744	21.00%
State Income Taxes (Net of Federal Benefit)	1,072,179	1.23
Permanent Differences, Net	(40,492)	(0.05)
Effect of State Tax Rate Change	584,536	0.67
Provision to Return Adjustment and Other	(123,336)	(0.13)
Valuation Allowance	(19,771,631)	(22.72)
Net Income Tax Expense/(Benefit)	$—	0%

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to October 31, 2022, the Fund does not have any accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. The Fund’s tax years, October 31, 2019 through October 31, 2021, remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. As of the fiscal year ended October 31, 2022, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially over the next fiscal year.

Notes to Financial Statements (continued)

October 31, 2022

As of the fiscal year ended October 31, 2022, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments, excluding written options and securities sold short, for federal income tax purposes were as follows:

Fund	Federal Tax Cost Of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
InfraCap MLP ETF	$292,261,943	$139,360,193	$(547,399)	$138,812,794

The tax character of dividends and distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Fund	Distributions Paid From Ordinary Income	Return of Capital
InfraCap MLP ETF	$27,209,601	$24,910,601

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended October 31, 2022 were as follows:

Fund	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
InfraCap MLP ETF	$246,834,740	$318,669,965	$48,682,398	$—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

The Fund may write covered call and put options on portfolio securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. Changes in value of written options are reported as change in unrealized gain (loss) on written options in the Statement of Operations. When the written option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as realized gain (loss) on written options in the Statement of Operations. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund may purchase call and put options on the portfolio securities or other financial instruments. The Fund may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Fund may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. Changes in value of purchased options are reported as part of change in unrealized gain (loss) on investments in the Statement of Operations. When the purchased option expires, is terminated or is sold, the Fund will record a gain or loss, which is reported as part of realized gain (loss) on investments in the Statement of Operations. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Transactions in derivative instruments reflected on the Statement of Assets and Liabilities at October 31, 2022 are as follows:

Liabilities	Equity Risk
Written options, at value	$(800,520)

Notes to Financial Statements (continued)

October 31, 2022

Transactions in derivative instruments reflected on the Statement of Operations during the year ended October 31, 2022 were as follows:

Net Realized Gain (Loss) on:	Equity Risk
Investments*	$(18,510)
Written options	2,445,475

Change in Net Unrealized Appreciation (Depreciation) on:	Equity Risk
Written options	$157,563

*Purchased option contracts are included in Net Realized Gain (Loss) on Investments within the Statement of Operations.

For the year ended October 31, 2022, the monthly average market value of the written options contracts held by the Fund was $(685,471).

8. BORROWINGS

The Fund entered into Lending Agreements (the “Agreements”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreements are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreements, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreements, necessitating the sale of securities at potentially inopportune times. Interest is charged at the Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed. The Agreements have an on-demand commitment term. For the year ended October 31, 2022, the average daily borrowings under the Agreements and the weighted average interest rate were $97,058,682 and 2.24%, respectively.

9. INVESTMENT RISKS

As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and statement of additional information contain this and other important information.

MLP Risk

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Market Risk

Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.

10. LIBOR

The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs have been extended and are expected to continue until mid-2023. Currently, the U.S. and other countries are working to replace LIBOR with alternative reference rates. The transition effort in the U.S.is being led by the Alternative Reference Rate Committee (ARRC), a diverse group of market participants convened by the Federal Reserve. After much deliberation, ARRC selected the Secured Overnight Financing Rate (“SOFR”) as the preferred LIBOR successor for U.S. dollar markets. SOFR is a volume-weighted median of borrowing rates from the Treasury repurchase agreement market. National working groups in other jurisdictions have similarly identified overnight

Notes to Financial Statements (continued)

October 31, 2022

nearly risk-free rates like SOFR as their preferred alternatives to LIBOR. Although the structured transition to the new rates is designed to mitigate the risks of disruption to financial markets, such risks exist. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Fund, issuers of instruments in which the Fund invest, and the financial markets generally.

11. CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets, and the ongoing effects of COVID-19 are unpredictable. The operational and financial performance of the issuers of securities in which the Fund invests may be significantly impacted by COVID-19, which may in turn impact the value of the Fund’s investments.

12. 10% SHAREHOLDERS

As of October 31, 2022, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	% of Shares Outstanding	Number of Accounts
InfraCap MLP ETF	58%	3

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No.2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, and Virtus WMC International Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF and Virtus WMC International Dividend ETF (eight of the funds constituting ETFis Series Trust I, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statement of cash flows for Virtus InfraCap U.S. Preferred Stock ETF for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations and the cash flows for Virtus InfraCap U.S. Preferred Stock ETF for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Report of Independent Registered Public Accounting Firm (continued)

To the Board of Trustees of ETFis Series Trust I and Shareholders of InfraCap MLP ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of InfraCap MLP ETF (one of the funds constituting ETFis Series Trust I, hereafter referred to as the “Fund”) as of October 31, 2022, the related statements of operations and cash flows for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent, and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections under both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on June 6, 2022, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from January 1, 2021 through December 31, 2021 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that, while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Trustees and Officers of the Trust (unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

The address for each Trustee and officer is 31 West 52nd Street, 16th Floor, New York, NY 10019. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since 2016	General Counsel and Chief Compliance Officer (since 2021), Sanctuary Securities, Inc. and Sanctuary Advisors, LLC; Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; and General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	16	Trustee (since 2015), Virtus ETF Trust II (6 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	16	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2015), Virtus ETF Trust II (6 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), ProcureAM, LLC; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	16	Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Trustee (since 2018), Procure ETF Trust II
INTERESTED TRUSTEE**
William J. Smalley Year of Birth: 1983	Trustee, President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012-2019), ETF Distributors LLC; Managing Director (since 2012), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2012), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	None

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Timothy Branigan Year of Birth: 1976	Fund Chief Compliance Officer Deputy Fund Chief Compliance Officer Assistant Chief Compliance Officer	Since 2022 February 2022 to June 2022 2020 to 2022	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.	N/A	N/A
Kevin J. Carr Year of Birth: 1954	Secretary	Since 2015

Vice President and Senior Counsel (since 2017) and various senior officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2005) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

				N/A	N/A
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
Julia Short Year of Birth: 1972	Senior Vice President	Since 2022

Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Richard W. Smirl Year of Birth: 1967	Executive Vice President	Since 2022

Chief Operating Officer (since 2021); Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

				N/A	N/A

*As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of ten portfolios—InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF, Virtus WMC International Dividend ETF and InfraCap MLP ETF, and Virtus ETF Trust II, which consisted of six portfolios—Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF, Virtus Stone Harbor Emerging Markets High Yield Bond ETF and Virtus Terranova U.S. Quality Momentum ETF.

**William J. Smalley is an “interested person” as defined in the Investment Company Act of 1940, because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended October 31, 2022, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
InfraCap REIT Preferred ETF	0.00%	0.00%
Virtus InfraCap U.S. Preferred Stock ETF	49.70%	37.52%
Virtus LifeSci Biotech Clinical Trials ETF	0.00%	0.00%
Virtus LifeSci Biotech Products ETF	0.00%	0.00%
Virtus Newfleet Multi-Sector Bond ETF	0.00%	0.00%
Virtus Private Credit Strategy ETF	1.55%	0.37%
Virtus Real Asset Income ETF	78.84%	30.93%
Virtus WMC International Dividend ETF	69.83%	0.00%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(12/22)

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. Pursuant to Item 13(a)(1), a copy of registrant’s amended code of ethics has been filed with the Commission. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant’s board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $187,663 and $190,003 respectively, for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,500 and $0, respectively, for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022.

The aggregate fees billed for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, that are reasonably related to the performance of the audit of the registrant’s financial statements were $1,500 and $0, respectively, for the registrant’s fiscal years ended October 31, 2021 and October 31, 2022.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $136,625 for 2021 and $133,825 for 2022.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company were $534,310 for 2021 and $457,604 for 2022.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statements, review of year-end distributions by the Funds to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Funds’ federal income tax returns.

All Other Fees.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $12,556 for 2021 and $0.00 for 2022.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, other than the services reported in paragraphs (a) through (c) of this Item were $86,093 for 2021 and $1,500 for 2022.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2021 and October 31, 2022, aggregate non-audit fees of $769,584 and $0.00, respectively, were billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: James A. Simpson, Robert S. Tull, Jr. and Myles Edwards.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETFis Series Trust I

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	January 5, 2023

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal
Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	January 5, 2023

* Print the name and title of each signing officer under his or her signature.